EXHIBIT 99.1

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Morgan Stanley             |                          |        January 5, 2005
Securitized Products Group |  [MORGAN STANLEY LOGO]   |
                           |                          |
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                             Computational Materials



                                  $828,189,000
                                  Approximately


                        Morgan Stanley ABS Capital I Inc.
                                 Series 2005-HE1




                       Mortgage Pass-Through Certificates










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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 1
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Morgan Stanley             |                          |        January 5, 2005
Securitized Products Group |  [MORGAN STANLEY LOGO]   |
                           |                          |
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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 2
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Morgan Stanley             |                          |        January 5, 2005
Securitized Products Group |  [MORGAN STANLEY LOGO]   |
                           |                          |
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                           Approximately $828,189,000
               Morgan Stanley ABS Capital I Inc., Series 2005-HE1

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                           Countrywide Home Loans Inc.
                              HomEq Servicing Corp.
                         Option One Mortgage Corporation
                                    Servicers

                             Transaction Highlights
                             ----------------------

------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
                                                                                     Modified
                                                                     Avg Life to   Duration To
  Offered                                       Expected Ratings        Call /        Call /       Payment Window To Call /
  Classes      Description     Balance(4)     (S&P/Fitch/ Moody's)    Mty(1)(2)    Mty(1)(2)(3)            Mty(1)(2)
============= ============== ================ ====================== ============= ============= ==============================
   A-1ss       Not Offered     334,795,000         AAA/AAA/Aaa       2.46 / 2.70                ***Not Offered***
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
   A-1mz         Floater       37,200,000           -/AAA/Aaa        2.46 / 2.70   2.32 / 2.50   02/05 - 04/12 / 02/05 - 05/21
------------- -------------- ---------------- ---------------------- ------------- --------------------------------------------
   A-2ss       Not Offered     503,344,000         AAA/AAA/Aaa       2.43 / 2.64                ***Not Offered***
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
   A-2mz         Floater       125,837,000          -/AAA/Aaa        2.43 / 2.64   2.29 / 2.46   02/05 - 04/12 / 02/05 - 11/20
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    A-3a         Floater       155,611,000         AAA/AAA/Aaa       0.72 / 0.72   0.71 / 0.71   02/05 - 07/06 / 02/05 - 07/06
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    A-3b         Floater       164,000,000         AAA/AAA/Aaa       2.99 / 2.99   2.85 / 2.85   07/06 - 03/11 / 07/06 - 03/11
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    A-3c         Floater       40,000,000          AAA/AAA/Aaa       7.09 / 9.16   6.44 / 8.02   03/11 - 04/12 / 03/11 - 05/21
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
   A-3mz         Floater       39,957,000           -/AAA/Aaa        2.46 / 2.69   2.32 / 2.50   02/05 - 04/12 / 02/05 - 05/21
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    M-1          Floater       53,117,000          AA+/AA+/Aa1       4.97 / 5.49   4.60 / 5.00   06/08 - 04/12 / 06/08 - 05/18
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    M-2          Floater       49,690,000           AA/AA/Aa2        4.93 / 5.43   4.56 / 4.94   05/08 - 04/12 / 05/08 - 10/17
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    M-3          Floater       34,268,000          AA-/AA-/Aa3       4.91 / 5.39   4.53 / 4.90   04/08 - 04/12 / 04/08 - 03/17
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    M-4          Floater       29,129,000           A+/A+/A1         4.89 / 5.34   4.48 / 4.83   04/08 - 04/12 / 04/08 - 08/16
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    M-5          Floater       25,702,000            A/A/A2          4.88 / 5.30   4.47 / 4.78   03/08 - 04/12 / 03/08 - 01/16
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    M-6          Floater       21,418,000           A-/A-/A3         4.86 / 5.24   4.43 / 4.72   03/08 - 04/12 / 03/08 - 06/15
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    B-1          Floater       20,561,000        BBB+/BBB+/Baa1      4.86 / 5.19   4.37 / 4.60   03/08 - 04/12 / 03/08 - 11/14
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    B-2          Floater       14,565,000         BBB/BBB/Baa2       4.85 / 5.10   4.34 / 4.53   02/08 - 04/12 / 02/08 - 03/14
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    B-3          Floater       17,134,000        BBB-/BBB-/Baa3      4.84 / 4.99   4.22 / 4.32   02/08 - 04/12 / 02/08 - 07/13
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------

------------- ----------------- ----------------

                  Initial
  Offered      Subordination
  Classes          Level           Benchmark
============= ================= ================
   A-1ss           18.25%         1 Mo. LIBOR
------------- ----------------- ----------------
   A-1mz           18.25%         1 Mo. LIBOR
------------- ----------------- ----------------
   A-2ss           18.25%         1 Mo. LIBOR
------------- ----------------- ----------------
   A-2mz           18.25%         1 Mo. LIBOR
------------- ----------------- ----------------
    A-3a           18.25%         1 Mo. LIBOR
------------- ----------------- ----------------
    A-3b           18.25%         1 Mo. LIBOR
------------- ----------------- ----------------
    A-3c           18.25%         1 Mo. LIBOR
------------- ----------------- ----------------
   A-3mz           18.25%         1 Mo. LIBOR
------------- ----------------- ----------------
    M-1            15.15%         1 Mo. LIBOR
------------- ----------------- ----------------
    M-2            12.25%         1 Mo. LIBOR
------------- ----------------- ----------------
    M-3            10.25%         1 Mo. LIBOR
------------- ----------------- ----------------
    M-4            8.55%          1 Mo. LIBOR
------------- ----------------- ----------------
    M-5            7.05%          1 Mo. LIBOR
------------- ----------------- ----------------
    M-6            5.80%          1 Mo. LIBOR
------------- ----------------- ----------------
    B-1            4.60%          1 Mo. LIBOR
------------- ----------------- ----------------
    B-2            3.75%          1 Mo. LIBOR
------------- ----------------- ----------------
    B-3            2.75%          1 Mo. LIBOR
------------- ----------------- ----------------

Notes:  (1)  Certificates are priced to the 10% optional clean-up call.
        (2)  Based on the pricing prepayment speed. See details below.
        (3)  Assumes pricing at par.
        (4)  Bond sizes subject to a variance of plus or minus 5%.

Issuer:                          Morgan Stanley ABS Capital I Inc. Trust
                                 2005-HE1.

Depositor:                       Morgan Stanley ABS Capital I Inc.

Originator:                      Accredited Home Lenders, Decision One Mortgage,
                                 NC Capital Corporation and Option One Mortgage
                                 Corporation.

Servicer:                        Countrywide Home Loans Inc. (23.3%), HomEq
                                 Servicing Corp. (40.4%) and Option One Mortgage
                                 Corporation (36.3%).


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 3
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Trustee:                         Deutsche Bank National Trust Company.

Managers:                        Morgan Stanley (lead manager), Countrywide
                                 Securities Corp. and Utendahl Capital Partners,
                                 L.P.

Rating Agencies:                 Standard & Poor's, Fitch Ratings and Moody's
                                 Investors Service.

Offered Certificates:            The Class A-1mz, A-2mz, A-3a, A-3b, A-3c,
                                 A-3mz, M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2
                                 and B-3 Certificates.

Class A Certificates:            The Class A-1ss, A-1mz, A-2ss, A-2mz, A-3a,
                                 A-3b, A-3c and A-3mz Certificates.

Group I Class A Certificates:    The Class A-1ss and Class A-1mz Certificates.

Group II Class A Certificates:   The Class A-2ss and Class A-2mz Certificates.

Group III Class A Certificates:  The Class A-3a, Class A-3b, Class A-3c and
                                 Class A-3mz Certificates.

Group III Class A Sequential     The Class A-3a, Class A-3b and Class A-3c
Certificates:                    Certificates.

Class A Certificate Group:       The Group I Class A Certificates, Group II
                                 Class A Certificates and Group III Class A
                                 Certificates, as applicable.

Expected Closing Date:           January 26, 2005 through DTC and Euroclear or
                                 Clearstream. The Certificates will be sold without accrued interest.

Cut-off Date:                    January 1, 2005

Distribution Dates:              The 25th of each month, or if such day is not a
                                 business day, on the next business day,
                                 beginning February 25, 2005.

Final Scheduled Distribution     For all Offered Certificates, the Distribution
Date:                            Date occurring in December 2034.

Minimum Denomination:            The Offered Certificates will be issued and
                                 available in denominations of $25,000 initial principal balance and integral multiples of $1 in excess of $25,000.

Due Period:                      For any Distribution Date, the calendar month
                                 preceding the month in which that Distribution
                                 Date occurs.

Interest Accrual Period:         The interest accrual period for the Offered
                                 Certificates with respect to any Distribution
                                 Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current
                                 Distribution Date (on an actual/360 day count basis).

Mortgage Loans:                  The Trust will consist of three groups of
                                 adjustable and fixed rate sub-prime
                                 residential, first-lien and second-lien
                                 mortgage loans.

Group I Mortgage Loans:          Approximately $455.0 million of Mortgage Loans
                                 with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac and Fannie Mae.

Group II Mortgage Loans:         Approximately $769.6 million of Mortgage Loans
                                 with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac and Fannie Mae.

Group III Mortgage Loans:        Approximately $488.8 million of Mortgage Loans
                                 with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac and Fannie Mae.

Pricing Prepayment Speed:        o   Fixed Rate Mortgage Loans: CPR starting at
                                     approximately 4% CPR in month 1 and
                                     increasing to 23% CPR in month 16 (19%/15 increase for each month), and remaining at 23% CPR thereafter

                                 o   ARM Mortgage Loans: 28% CPR


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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Credit Enhancement:              The Offered Certificates are credit enhanced
                                 by:

                                 1)  Net monthly excess cashflow from the
                                     Mortgage Loans,

                                 2)  2.75% overcollateralization (funded
                                     upfront). On and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 5.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, and

                                 3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

Senior Enhancement Percentage:   For any Distribution Date, the percentage
                                 obtained by dividing (x) the aggregate
                                 Certificate Principal Balance of the
                                 subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution
                                 Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage
                                 Loans as of the last day of the related Due
                                 Period.

Step-down Date:                  The later to occur of:

                                 (x)  The earlier of:

                                 (a)  The Distribution Date occurring in
                                      February 2008; and

                                 (b)  The Distribution Date on which the
                                      aggregate balance of the Class A
                                      Certificates is reduced to zero; and

                                 (y) The first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 36.50%.

Trigger Event:                   Either a Delinquency Trigger Event or a
                                 Cumulative Loss Trigger Event.

Delinquency Trigger Event:       A Delinquency Trigger Event is in effect on any
                                 Distribution Date if on that Distribution Date the 60 Day+ Rolling Average equals or exceeds
                                 [42.00%] of the prior period's Senior
                                 Enhancement Percentage. The 60 Day+ Rolling
                                 Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss Trigger Event:   A Cumulative Loss Trigger Event is in effect on
                                 any Distribution Date if the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related
                                 Prepayment Period divided by the aggregate
                                 Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                                 Months 37- 48           [2.75] for the first
                                                         month, plus an
                                                         additional 1/12th of
                                                         [1.50] for each month
                                                         thereafter (e.g.,
                                                         [3.500] in Month 43)

                                 Months 49- 60           [4.25] for the first
                                                         month, plus an
                                                         additional 1/12th of
                                                         [1.25] for each month
                                                         thereafter (e.g.,
                                                         [4.875] in Month 55)

                                 Months 61- 72           [5.50] for the first
                                                         month, plus an
                                                         additional 1/12th of
                                                         [0.75] for each month
                                                         thereafter (e.g.,
                                                         [5.875] in Month 67)

                                 Months 73- thereafter   [6.25]


Sequential Trigger Event:        A Sequential Trigger Event is in effect on any
                                 Distribution Date if, before the 37th
                                 Distribution Date, the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment
                                 Period divided by the aggregate Stated
                                 Principal Balance of the mortgage loans as of the cut-off date exceeds 2.75%, or if, on or after the 37th Distribution Date, a Trigger
                                 Event is in effect.


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 5
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Initial Subordination            Class A:            18.25%
Percentage:                      Class M-1:          15.15%
                                 Class M-2:          12.25%
                                 Class M-3:          10.25%
                                 Class M-4:           8.55%
                                 Class M-5:           7.05%
                                 Class M-6:           5.80%
                                 Class B-1:           4.60%
                                 Class B-2:           3.75%
                                 Class B-3:           2.75%


Optional Clean-up Call:          When the current aggregate principal balance of
                                 the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the cut-off date.

Step-up Coupons:                 For all Offered Certificates the coupon will
                                 increase after the optional clean-up call date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.

Group I Class A Certificates     The Class A-1ss and A-1mz Certificates will
Pass-Through Rate:               accrue interest at a variable rate equal to the
                                 least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                                 (ii) the Loan Group I Cap and (iii) the WAC
                                 Cap.

Group II Class A Certificates    The Class A-2ss and A-2mz Certificates will
Pass-Through Rate:               accrue interest at a variable rate equal to the
                                 least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                                 (ii) the Loan Group II Cap and (iii) the WAC
                                 Cap.

Group III Class A Certificates   The Class A-3a, A-3b, A-3c and A-3mz
Pass-Through Rate:               Certificates will accrue interest at a variable
                                 rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable), (ii) the Loan
                                 Group III Cap and (iii) the WAC Cap.

Class M-1 Pass-Through Rate:     The Class M-1 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class M-2 Pass-Through Rate:     The Class M-2 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class M-3 Pass-Through Rate:     The Class M-3 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class M-4 Pass-Through Rate:     The Class M-4 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class M-5 Pass-Through Rate:     The Class M-5 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class M-6 Pass-Through Rate:     The Class M-6 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class B-1 Pass-Through Rate:     The Class B-1 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class B-2 Pass-Through Rate:     The Class B-2 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 6

Class B-3 Pass-Through Rate:     The Class B-3 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

WAC Cap: For any distribution date, the product of (i) the weighted average of the mortgage rates for each mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Loan Group I Cap:                For any distribution date, the product of (i)
                                 the weighted average of the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Loan Group II Cap:               For any distribution date, the product of (i)
                                 the weighted average of the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Loan Group III Cap:              For any distribution date, the product of (i)
                                 the weighted average of the mortgage rates for each group III mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due
                                 Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual
                                 Period.

Group I Class A Basis Risk       As to any Distribution Date, the supplemental
Carry Forward Amount:            interest amount for the Group I Class A
                                 Certificates will equal the sum of:

                                 (i)    The excess, if any, of interest that
                                        would otherwise be due on such
                                        Certificates at the Group I Class A
                                        Certificates Pass-Through Rate (without
                                        regard to the Loan Group I Cap or WAC
                                        Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                                 (ii)   Any Group I Class A Basis Risk Carry
                                        Forward Amount remaining unpaid from
                                        prior Distribution Dates; and

                                 (iii) Interest on the amount in clause (ii) at the related certificate's applicable Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

Group II Class A Basis Risk      As to any Distribution Date, the supplemental
Carry Forward Amount:            interest amount for each of the Group II Class
                                 A Certificates will equal the sum of:

                                 (i)    The excess, if any, of interest that
                                        would otherwise be due on such
                                        Certificates at the Group II Class A
                                        Certificates Pass-Through Rates (without regard to the Loan Group II Cap or WAC
                                        Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                                 (ii)   Any Group II Class A Basis Risk Carry
                                        Forward Amount remaining unpaid from
                                        prior Distribution Dates; and

                                 (iii) Interest on the amount in clause (ii) at the related certificate's applicable Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

Group III Class A Basis Risk     As to any Distribution Date, the supplemental
Carry Forward Amount:            interest amount for each of the Group III Class
                                 A Certificates will equal the sum of:

                                 (i)    The excess, if any, of interest that
                                        would otherwise be due on such
                                        Certificates at the Group III Class A
                                        Certificates Pass-Through Rates (without regard to the Loan Group III Cap or WAC
                                        Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group III Cap or WAC Cap;

                                 (ii) Any Group III Class A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                                 (iii) Interest on the amount in clause (ii) at the related certificate's applicable Pass-Through Rate (without regard to the Loan Group III Cap or WAC Cap).


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class M-1, M-2, M-3,             As to any Distribution Date, the supplemental
M-4, M-5, M-6, B-1, B-2          interest amount for each of the Class M-1, M-2,
and B-3 Basis Risk Carry         M-3, M-4, M-5, M-6, B-1, B-2 and B-3
Forward Amounts:                 Certificates will equal the sum of:

                                 (i)    The excess, if any, of interest that
                                        would otherwise be due on such
                                        Certificates at such Certificates'
                                        applicable Pass-Through Rate (without
                                        regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                                 (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                                 (iii) Interest on the amount in clause (ii) at the Certificates' applicable
                                        Pass-Through Rate (without regard to the WAC Cap).

Interest Distributions on        On each Distribution Date and after payments of
Offered Certificates:            servicing and trustee fees and other expenses,
                                 interest distributions from the Interest
                                 Remittance Amount will be allocated as follows:

                                 (i) The portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, on a pro rata basis, to the Group I Class A Certificates, second, pro rata to the Group II Class A Certificates and the Group III Class A Certificates;

                                 (ii) The portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, on a pro rata basis, to the Group II Class A Certificates and second, pro rata to the Group I Class A Certificates and the Group III Class A Certificates;

                                 (iii) The portion of the Interest Remittance Amount attributable to the Group III Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, on a pro rata basis to the Group III Class A Certificates and second, pro rata to the Group I Class A Certificates and Group II Class A Certificates;

                                 (iv)   To the Class M-1 Certificates, its
                                        Accrued Certificate Interest;

                                 (v)    To the Class M-2 Certificates, its
                                        Accrued Certificate Interest;

                                 (vi)   To the Class M-3 Certificates, its
                                        Accrued Certificate Interest;

                                 (vii)  To the Class M-4 Certificates, its
                                        Accrued Certificate Interest;

                                 (viii) To the Class M-5 Certificates, its
                                        Accrued Certificate Interest;

                                 (ix)   To the Class M-6 Certificates, its
                                        Accrued Certificate Interest;

                                 (x)    To the Class B-1 Certificates, its
                                        Accrued Certificate Interest;

                                 (xi)   To the Class B-2 Certificates, its
                                        Accrued Certificate Interest, and

                                 (xii)  To the Class B-3 Certificates, its
                                        Accrued Certificate Interest.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Principal Distributions on       On each Distribution Date (a) prior to the
Offered Certificates:            Stepdown Date or (b) on which a Trigger Event
                                 is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                 (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                                 (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (v) to the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (vi) to the Class M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (vii) to the Class M-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (viii) to the Class B-1 Certificates, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;

                                 (ix) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                                 (x) to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                                 On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                                 (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                                 (ii)   to the Class M-1 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class M-1
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;

                                 (iii)  to the Class M-2 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class M-2
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;

                                 (iv)   to the Class M-3 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class M-3
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;

                                 (v)    to the Class M-4 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class M-4
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;

                                 (vi)   to the Class M-5 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class M-5
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;

                                 (vii)  to the Class M-6 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class M-6
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;

                                 (viii) to the Class B-1 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class B-1
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;

                                 (ix)   to the Class B-2 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class B-2
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero; and

                                 (x)    to the Class B-3 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class B-3
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class A Principal Allocation:    Except as described below, the Group III Class
                                 A Sequential Certificates will receive
                                 principal sequentially; the Class A-3b
                                 Certificates will not receive principal
                                 distributions until the Certificate Principal
                                 Balance of the Class A-3a Certificates has been reduced to zero, and the Class A-3c
                                 Certificates will not receive principal
                                 distributions until the Certificate Principal
                                 Balance of the Class A-3b Certificates has been reduced to zero.

                                 All principal distributions to the holders of the Class A Certificates on any Distribution Date will be allocated concurrently among the Group I Class A Certificates, the Group II Class A Certificates and the Group III Class A Certificates based on the Class A Principal Allocation Percentage for the Group I Certificates, Group II Class A Certificates and the Group III Class A Certificates, as applicable.

                                 However, if the Class Certificate Balances of the Class A Certificates in any Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed pro rata to the holders of the Class A certificates in the other Class A Certificate Groups remaining outstanding, based on their remaining class certificate balances and in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Group I Class A Certificates will be made first from payments relating to the Group I Mortgage Loans, any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans and any payments of principal to the Group III Class A Certificates will be made first from payments relating to the Group III Mortgage Loans.

                                 Any principal distributions allocated to the Group I Class A Certificates are required to be distributed pro rata between the Class A-1ss Certificates and the Class A-1mz Certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions will be distributed first, to the Class A-1ss Certificates until their Class Certificate balance has been reduced to zero, and then, to the Class A-1mz Certificates until their Class Certificate balance has been reduced to zero.

                                 Any principal distributions allocated to the Group II Class A Certificates are required to be distributed pro rata between the Class A-2ss Certificates and the Class A-2mz Certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions will be distributed first, to the Class A-2ss Certificates until their Class Certificate balance has been reduced to zero, and then, to the Class A-2mz Certificates until their Class Certificate balance has been reduced to zero.

                                 Any principal distributions allocated to the Group III Class A Certificates are required to be distributed pro rata between the Group III Class A Sequential Certificates and the Class A-3mz Certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions will be distributed first, to the Group III Class A Sequential Certificates until their Class Certificate balance has been reduced to zero, and then, to the Class A-3mz Certificates until their Class Certificate balance has been reduced to zero. Principal distributions to the Group III Class A Sequential Certificates will be allocated first to the Class A-3a Certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-3b Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-3c Certificates, until their Class Certificate Balance has been reduced to zero.

                                 Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group III Class A Certificates will be distributed first, on a pro rata basis, to the Group III Class A Sequential Certificates, and, second, to the Class A-3mz Certificates.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Group I Class A Certificate      Beginning on the first Distribution Date, and
Interest Rate Cap:               for a period of 31 months thereafter, an
                                 Interest Rate Cap will be entered into by the Trust for the benefit of the Group I Class A
                                 Certificates.

                                 For its duration, the Group I Class A
                                 Certificate Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Group I Class A Certificate Interest Rate Cap Notional Balance ("the Group I Class A Certificate Interest Rate Cap Payment") as described on the schedule herein.

Group I Class A Certificate      The Group I Class A Certificate Interest Rate
Interest Rate Cap Payment        Cap Payment shall be available to pay any Basis
Allocation:                      Risk Carry Forward Amount due to the Group I
                                 Class A Certificates on a pro rata basis.

Group II Class A Certificate     Beginning on the first Distribution Date, and
Interest Rate Cap:               for a period of 31 months thereafter, an
                                 Interest Rate Cap will be entered into by the Trust mainly for the benefit of the Group II
                                 Class A Certificates.

                                 For its duration, the Group II Class A
                                 Certificate Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Group II Class A Certificate Interest Rate Cap Notional Balance ("the Group II Class A Certificate Interest Rate Cap Payment") as described on the schedule herein.

Group II Class A Certificate     The Group II Class A Certificate Interest Rate
Interest Rate Cap Payment        Cap Payment shall be available to pay any Basis
Allocation:                      Risk Carry Forward Amount due to the Group II
                                 Class A Certificates on a pro rata basis.

Group III Class A Certificate    Beginning on the first Distribution Date, and
Interest Rate Cap:               for a period of 31 months thereafter, an
                                 Interest Rate Cap will be entered into by the Trust for the benefit of the Group III Class A
                                 Certificates.

                                 For its duration, the Group III Class A
                                 Certificate Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Group III Class A Certificate Interest Rate Cap Notional Balance ("the Group III Class A Certificate Interest Rate Cap Payment") as described on the schedule herein.

Group III Class A Certificate    The Group III Class A Certificate Interest Rate
Interest Rate Cap Payment        Cap Payment shall be available to pay any Basis
Allocation:                      Risk Carry Forward Amount due to the Group III
                                 Class A Certificates on a pro rata basis.

Class M Interest Rate Cap:       Beginning on the first Distribution Date, and
                                 for a period of 36 months thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class M
                                 Certificates.

                                 For its duration, the Class M Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and
                                 (ii) the Class M Interest Rate Cap Notional
                                 Balance ("the Class M Interest Rate Cap
                                 Payment") as described on the schedule herein.

Class M Interest Rate Cap        The Class M Interest Rate Cap Payment shall be
Payment Allocation:              available to pay any Basis Risk Carry Forward
                                 Amount due to the Class M-1, Class M-2, Class
                                 M-3, Class M-4, Class M-5 and Class M-6
                                 Certificates on a pro rata basis.

Class B Interest Rate Cap:       Beginning on the first Distribution Date, and
                                 for a period of 36 months thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class B
                                 Certificates.

                                 For its duration, the Class B Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and
                                 (ii) the Class B Interest Rate Cap Notional
                                 Balance ("the Class B Interest Rate Cap
                                 Payment") as described on the schedule herein.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class B Interest Rate Cap        The Class B Interest Rate Cap Payment shall be
Payment Allocation:              available to pay any Basis Risk Carry Forward
                                 Amount due to the Class B-1, Class B-2 and
                                 Class B-3 Certificates on a pro rata basis.

Allocation of Net Monthly        For any Distribution Date, any Net Monthly
Excess Cashflow:                 Excess Cashflow shall be paid as follows:

                                 (i)    to the Class M-1 Certificates, the
                                        unpaid interest shortfall amount;

                                 (ii)   to the Class M-1 Certificates, the
                                        allocated unreimbursed realized loss
                                        amount;

                                 (iii)  to the Class M-2 Certificates, the
                                        unpaid interest shortfall amount;

                                 (iv)   to the Class M-2 Certificates, the
                                        allocated unreimbursed realized loss
                                        amount;

                                 (v)    to the Class M-3 Certificates, the
                                        unpaid interest shortfall amount;

                                 (vi)   to the Class M-3 Certificates, the
                                        allocated unreimbursed realized loss
                                        amount;

                                 (vii)  to the Class M-4 Certificates, the
                                        unpaid interest shortfall amount;

                                 (viii) to the Class M-4 Certificates, the
                                        allocated unreimbursed realized loss
                                        amount;

                                 (ix)   to the Class M-5 Certificates, the
                                        unpaid interest shortfall amount;

                                 (x)    to the Class M-5 Certificates, the
                                        allocated unreimbursed realized loss
                                        amount;

                                 (xi)   to the Class M-6 Certificates, the
                                        unpaid interest shortfall amount;

                                 (xii)  to the Class M-6 Certificates, the
                                        allocated unreimbursed realized loss
                                        amount;

                                 (xiii) to the Class B-1 Certificates, the
                                        unpaid interest shortfall amount;

                                 (xiv)  to the Class B-1 Certificates, the
                                        allocated unreimbursed realized loss
                                        amount;

                                 (xv)   to the Class B-2 Certificates, the
                                        unpaid interest shortfall amount;

                                 (xvi)  to the Class B-2 Certificates, the
                                        allocated unreimbursed realized loss
                                        amount;

                                 (xvii) to the Class B-3 Certificates, the
                                        unpaid interest shortfall amount;

                                (xviii) to the Class B-3 Certificates, the
                                        allocated unreimbursed realized loss
                                        amount;

                                 (xix) concurrently, any unpaid Group I Class A Basis Risk Carry Forward Amount to the Group I Class A Certificates, any unpaid Group II Class A Basis Risk Carry Forward Amount to the Group II Class A Certificates and any unpaid Group III Class A Basis Risk Carry Forward Amount to the Group III Class A Certificates; and

                                 (xx) sequentially, to Classes M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2 and B-3
                                        Certificates, in such order, any Basis
                                        Risk Carry Forward Amount for such
                                        classes.


Interest Remittance Amount:      For any Distribution Date, the portion of
                                 available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

Accrued Certificate Interest:    For any Distribution Date and each class of
                                 Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through
                                 Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil Relief
                                 Act or similar state law allocated to such class.

Principal Distribution Amount:   On any Distribution Date, the sum of (i) the
                                 Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution     On any Distribution Date, the excess of (i) the
Amount:                          aggregate principal remittance amount over (ii)
                                 the Excess Subordinated Amount, if any.

Net Monthly Excess Cashflow:     For any Distribution Date is the amount of
                                 funds available for distribution on such Distribution Date remaining after making all distributions of interest and principal on the certificates.

Extra Principal Distribution     For any Distribution Date, the lesser of (i)
Amount:                          the excess of (x) interest collected or
                                 advanced with respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over
                                 (y) the sum of interest payable on the
                                 Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount:      For any Distribution Date, means the excess, if
                                 any of (i) the overcollateralization and (ii) the required overcollateralization for such
                                 Distribution Date.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class A Principal Allocation     For any Distribution Date, the percentage
Percentage:                      equivalent of a fraction, determined as
                                 follows: (i) in the case of the Group I Class A
                                 Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I
                                 Mortgage Loans and the denominator of which is
                                 (y) the principal remittance amount for such Distribution Date, (ii) in the case of the Group II Class A Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and (iii) in the case of the Group III Class A
                                 Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group III
                                 Mortgage Loans and the denominator of which is
                                 (y) the principal remittance amount for such Distribution Date.

Class A Principal Distribution   For any Distribution Date, an amount equal to
Amount:                          the excess of (x) the aggregate Certificate
                                 Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 63.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,567,242.

Class M-1 Principal              For any Distribution Date, an amount equal to
Distribution Amount:             the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 69.70% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,567,242.

Class M-2 Principal              For any Distribution Date, an amount equal to
Distribution Amount:             the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 75.50% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,567,242.

Class M-3 Principal              For any Distribution Date, an amount equal to
Distribution Amount:             the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 79.50% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,567,242.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class M-4 Principal              For any Distribution Date, an amount equal to
Distribution Amount:             the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class M-4
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 82.90% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,567,242.

Class M-5 Principal              For any Distribution Date, an amount equal to
Distribution Amount:             the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class M-5
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.90% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,567,242.

Class M-6 Principal              For any Distribution Date, an amount equal to
Distribution Amount:             the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date), (vi) the
                                 Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                                 Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class M-6
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.40% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,567,242.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class B-1 Principal              For any Distribution Date, an amount equal to
Distribution Amount:             the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date), (vi) the
                                 Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                                 Amount on such Distribution Date), (vii) the
                                 Certificate Principal Balance of the Class M-6
                                 Certificates (after taking into account the payment of the Class M-6 Principal Distribution
                                 Amount on such Distribution Date) and (viii) the Certificate Principal Balance of the Class
                                 B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 90.80% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,567,242.

Class B-2 Principal              For any Distribution Date, an amount equal to
Distribution Amount:             the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date), (vi) the
                                 Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                                 Amount on such Distribution Date), (vii) the
                                 Certificate Principal Balance of the Class M-6
                                 Certificates (after taking into account the payment of the Class M-6 Principal Distribution
                                 Amount on such Distribution Date), (viii) the
                                 Certificate Principal Balance of the Class B-1
                                 Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                                 Amount on such Distribution Date) and (ix) the Certificate Principal Balance of the Class B-2
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.50% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,567,242.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class B-3 Principal              For any Distribution Date, an amount equal to
Distribution Amount:             the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date), (vi) the
                                 Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                                 Amount on such Distribution Date), (vii) the
                                 Certificate Principal Balance of the Class M-6
                                 Certificates (after taking into account the payment of the Class M-6 Principal Distribution
                                 Amount on such Distribution Date), (viii) the
                                 Certificate Principal Balance of the Class B-1
                                 Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                                 Amount on such Distribution Date), (ix) the
                                 Certificate Principal Balance of the Class B-2
                                 Certificates (after taking into account the payment of the Class B-2 Principal Distribution
                                 Amount on such Distribution Date) and (x) the Certificate Principal Balance of the Class B-3
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.50% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,567,242.

Trust Tax Status:                REMIC.

ERISA Eligibility:               Subject to the considerations in the
                                 Prospectus, all Offered Certificates are ERISA eligible.

SMMEA Eligibility:               It is anticipated that none of the Offered
                                 Certificates will be SMMEA eligible.

Prospectus:                      The Class A-1mz, Class A-2mz, Class A-3a, Class
                                 A-3b, Class A-3c, Class A-3mz, Class M-1, Class
                                 M-2, Class M-3, Class M-4, Class M-5, Class
                                 M-6, Class B-1, Class B-2 and Class B-3
                                 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus").
                                 Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus.
                                 The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                 PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

----------------------------------------------------------------------------------------------------------------------------------
       PPC (%)                        50            60           75            100           125           150           175
----------------------------------------------------------------------------------------------------------------------------------
A-1mz  WAL (yrs)                     4.98          4.20         3.37          2.46          1.84          1.36          1.08
       First Payment Date          2/25/2005    2/25/2005     2/25/2005     2/25/2005     2/25/2005     2/25/2005     2/25/2005
       Expected Final Maturity     5/25/2019    3/25/2017    11/25/2014     4/25/2012     9/25/2010     8/25/2009    10/25/2007
       Window                       1 - 172      1 - 146       1 - 118       1 - 87        1 - 68        1 - 55        1 - 33
----------------------------------------------------------------------------------------------------------------------------------
A-2mz  WAL (yrs)                     4.95          4.16         3.34          2.43          1.81          1.33          1.06
       First Payment Date          2/25/2005    2/25/2005     2/25/2005     2/25/2005     2/25/2005     2/25/2005     2/25/2005
       Expected Final Maturity     5/25/2019    3/25/2017    11/25/2014     4/25/2012     9/25/2010     8/25/2009    10/25/2007
       Window                       1 - 172      1 - 146       1 - 118       1 - 87        1 - 68        1 - 55        1 - 33
----------------------------------------------------------------------------------------------------------------------------------
 A-3a  WAL (yrs)                     1.42          1.19         0.96          0.72          0.57          0.47          0.39
       First Payment Date          2/25/2005    2/25/2005     2/25/2005     2/25/2005     2/25/2005     2/25/2005     2/25/2005
       Expected Final Maturity    12/25/2007    7/25/2007     1/25/2007     7/25/2006     3/25/2006    12/25/2005    11/25/2005
       Window                       1 - 35        1 - 30       1 - 24        1 - 18        1 - 14        1 - 11        1 - 10
----------------------------------------------------------------------------------------------------------------------------------
 A-3b  WAL (yrs)                     6.19          5.19         4.15          2.99          2.14          1.66          1.38
       First Payment Date         12/25/2007    7/25/2007     1/25/2007     7/25/2006     3/25/2006    12/25/2005    11/25/2005
       Expected Final Maturity     5/25/2017    7/25/2015     6/25/2013     3/25/2011    11/25/2009     8/25/2007     3/25/2007
       Window                      35 - 148      30 - 126     24 - 101       18 - 74       14 - 58       11 - 31       10 - 26
----------------------------------------------------------------------------------------------------------------------------------
 A-3c  WAL (yrs)                     14.04        11.91         9.61          7.09          5.54          3.53          2.45
       First Payment Date          5/25/2017    7/25/2015     6/25/2013     3/25/2011    11/25/2009     8/25/2007     3/25/2007
       Expected Final Maturity     5/25/2019    3/25/2017    11/25/2014     4/25/2012     9/25/2010     8/25/2009    10/25/2007
       Window                      148 - 172    126 - 146     101 - 118      74 - 87       58 - 68       31 - 55       26 - 33
----------------------------------------------------------------------------------------------------------------------------------
A-3mz  WAL (yrs)                     4.99          4.21         3.37          2.46          1.84          1.35          1.07
       First Payment Date          2/25/2005    2/25/2005     2/25/2005     2/25/2005     2/25/2005     2/25/2005     2/25/2005
       Expected Final Maturity     5/25/2019    3/25/2017    11/25/2014     4/25/2012     9/25/2010     8/25/2009    10/25/2007
       Window                       1 - 172      1 - 146       1 - 118       1 - 87        1 - 68        1 - 55        1 - 33
----------------------------------------------------------------------------------------------------------------------------------
 M-1   WAL                           9.51          8.02         6.44          4.97          4.52          4.58          3.73
       First Payment Date          8/25/2009    11/25/2008    2/25/2008     6/25/2008    12/25/2008     8/25/2009    10/25/2007
       Expected Final Maturity     5/25/2019    3/25/2017    11/25/2014     4/25/2012     9/25/2010     8/25/2009    10/25/2008
       Window                      55 - 172      46 - 146     37 - 118       41 - 87       47 - 68       55 - 55       33 - 45
----------------------------------------------------------------------------------------------------------------------------------
 M-2   WAL                           9.51          8.02         6.44          4.93          4.35          4.40          3.75
       First Payment Date          8/25/2009    11/25/2008    2/25/2008     5/25/2008     9/25/2008     2/25/2009    10/25/2008
       Expected Final Maturity     5/25/2019    3/25/2017    11/25/2014     4/25/2012     9/25/2010     8/25/2009    10/25/2008
       Window                      55 - 172      46 - 146     37 - 118       40 - 87       44 - 68       49 - 55       45 - 45
----------------------------------------------------------------------------------------------------------------------------------
 M-3   WAL                           9.51          8.02         6.44          4.91          4.24          4.10          3.75
       First Payment Date          8/25/2009    11/25/2008    2/25/2008     4/25/2008     7/25/2008    11/25/2008    10/25/2008
       Expected Final Maturity     5/25/2019    3/25/2017    11/25/2014     4/25/2012     9/25/2010     8/25/2009    10/25/2008
       Window                      55 - 172      46 - 146     37 - 118       39 - 87       42 - 68       46 - 55       45 - 45
----------------------------------------------------------------------------------------------------------------------------------
 M-4   WAL                           9.51          8.02         6.44          4.89          4.18          3.94          3.64
       First Payment Date          8/25/2009    11/25/2008    2/25/2008     4/25/2008     6/25/2008     9/25/2008     7/25/2008
       Expected Final Maturity     5/25/2019    3/25/2017    11/25/2014     4/25/2012     9/25/2010     8/25/2009    10/25/2008
       Window                      55 - 172      46 - 146     37 - 118       39 - 87       41 - 68       44 - 55       42 - 45
----------------------------------------------------------------------------------------------------------------------------------
 M-5   WAL                           9.51          8.02         6.44          4.88          4.13          3.83          3.49
       First Payment Date          8/25/2009    11/25/2008    2/25/2008     3/25/2008     5/25/2008     7/25/2008     5/25/2008
       Expected Final Maturity     5/25/2019    3/25/2017    11/25/2014     4/25/2012     9/25/2010     8/25/2009    10/25/2008
       Window                      55 - 172      46 - 146     37 - 118       38 - 87       40 - 68       42 - 55       40 - 45
----------------------------------------------------------------------------------------------------------------------------------
 M-6   WAL                           9.51          8.02         6.44          4.86          4.10          3.75          3.38
       First Payment Date          8/25/2009    11/25/2008    2/25/2008     3/25/2008     4/25/2008     6/25/2008     3/25/2008
       Expected Final Maturity     5/25/2019    3/25/2017    11/25/2014     4/25/2012     9/25/2010     8/25/2009    10/25/2008
       Window                      55 - 172      46 - 146     37 - 118       38 - 87       39 - 68       41 - 55       38 - 45
----------------------------------------------------------------------------------------------------------------------------------
 B-1   WAL                           9.51          8.02         6.44          4.86          4.07          3.69          3.29
       First Payment Date          8/25/2009    11/25/2008    2/25/2008     3/25/2008     4/25/2008     5/25/2008     2/25/2008
       Expected Final Maturity     5/25/2019    3/25/2017    11/25/2014     4/25/2012     9/25/2010     8/25/2009    10/25/2008
       Window                      55 - 172      46 - 146     37 - 118       38 - 87       39 - 68       40 - 55       37 - 45
----------------------------------------------------------------------------------------------------------------------------------
 B-2   WAL                           9.51          8.02         6.44          4.85          4.05          3.64          3.24
       First Payment Date          8/25/2009    11/25/2008    2/25/2008     2/25/2008     3/25/2008     4/25/2008     1/25/2008
       Expected Final Maturity     5/25/2019    3/25/2017    11/25/2014     4/25/2012     9/25/2010     8/25/2009    10/25/2008
       Window                      55 - 172      46 - 146     37 - 118       37 - 87       38 - 68       39 - 55       36 - 45
----------------------------------------------------------------------------------------------------------------------------------
 B-3   WAL                           9.51          8.02         6.44          4.84          4.04          3.61          3.19
       First Payment Date          8/25/2009    11/25/2008    2/25/2008     2/25/2008     3/25/2008     3/25/2008     1/25/2008
       Expected Final Maturity     5/25/2019    3/25/2017    11/25/2014     4/25/2012     9/25/2010     8/25/2009    10/25/2008
       Window                      55 - 172      46 - 146     37 - 118       37 - 87       38 - 68       38 - 55       36 - 45
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY

-----------------------------------------------------------------------------------------------------------------------------------
       PPC (%)                        50            60            75            100           125           150           175
-----------------------------------------------------------------------------------------------------------------------------------
A-1mz  WAL (yrs)                     5.34          4.54          3.67          2.70          2.03          1.49          1.08
       First Payment Date          2/25/2005     2/25/2005     2/25/2005     2/25/2005     2/25/2005     2/25/2005     2/25/2005
       Expected Final Maturity    11/25/2031    10/25/2029     3/25/2026     5/25/2021    11/25/2017     6/25/2015    10/25/2007
       Window                       1 - 322       1 - 297       1 - 254       1 - 196       1 - 154       1 - 125       1 - 33
-----------------------------------------------------------------------------------------------------------------------------------
A-2mz  WAL (yrs)                     5.29          4.48          3.61          2.64          1.97          1.43          1.06
       First Payment Date          2/25/2005     2/25/2005     2/25/2005     2/25/2005     2/25/2005     2/25/2005     2/25/2005
       Expected Final Maturity     8/25/2031     5/25/2029    10/25/2025    11/25/2020     5/25/2017    11/25/2014    10/25/2007
       Window                       1 - 319       1 - 292       1 - 249       1 - 190       1 - 148       1 - 118       1 - 33
-----------------------------------------------------------------------------------------------------------------------------------
 A-3a  WAL (yrs)                     1.42          1.19          0.96          0.72          0.57          0.47          0.39
       First Payment Date          2/25/2005     2/25/2005     2/25/2005     2/25/2005     2/25/2005     2/25/2005     2/25/2005
       Expected Final Maturity    12/25/2007     7/25/2007     1/25/2007     7/25/2006     3/25/2006    12/25/2005    11/25/2005
       Window                       1 - 35        1 - 30        1 - 24        1 - 18        1 - 14        1 - 11        1 - 10
-----------------------------------------------------------------------------------------------------------------------------------
 A-3b  WAL (yrs)                     6.19          5.19          4.15          2.99          2.14          1.66          1.38
       First Payment Date         12/25/2007     7/25/2007     1/25/2007     7/25/2006     3/25/2006    12/25/2005    11/25/2005
       Expected Final Maturity     5/25/2017     7/25/2015     6/25/2013     3/25/2011    11/25/2009     8/25/2007     3/25/2007
       Window                      35 - 148      30 - 126      24 - 101       18 - 74       14 - 58       11 - 31       10 - 26
-----------------------------------------------------------------------------------------------------------------------------------
 A-3c  WAL (yrs)                     17.36         15.01         12.26         9.16          7.17          4.70          2.45
       First Payment Date          5/25/2017     7/25/2015     6/25/2013     3/25/2011    11/25/2009     8/25/2007     3/25/2007
       Expected Final Maturity    11/25/2031    10/25/2029     3/25/2026     5/25/2021    11/25/2017     6/25/2015    10/25/2007
       Window                      148 - 322     126 - 297     101 - 254     74 - 196      58 - 154      31 - 125       26 - 33
-----------------------------------------------------------------------------------------------------------------------------------
A-3mz  WAL (yrs)                     5.36          4.55          3.67          2.69          2.02          1.48          1.07
       First Payment Date          2/25/2005     2/25/2005     2/25/2005     2/25/2005     2/25/2005     2/25/2005     2/25/2005
       Expected Final Maturity    11/25/2031    10/25/2029     3/25/2026     5/25/2021    11/25/2017     6/25/2015    10/25/2007
       Window                       1 - 322       1 - 297       1 - 254       1 - 196       1 - 154       1 - 125       1 - 33
-----------------------------------------------------------------------------------------------------------------------------------
 M-1   WAL (yrs)                     10.38         8.82          7.11          5.49          4.93          5.35          6.32
       First Payment Date          8/25/2009    11/25/2008     2/25/2008     6/25/2008    12/25/2008     9/25/2009    10/25/2007
       Expected Final Maturity    11/25/2028     3/25/2026     9/25/2022     5/25/2018     6/25/2015     6/25/2013     8/25/2013
       Window                      55 - 286      46 - 254      37 - 212      41 - 160      47 - 125      56 - 101      33 - 103
-----------------------------------------------------------------------------------------------------------------------------------
 M-2   WAL                           10.35         8.80          7.09          5.43          4.74          4.72          4.68
       First Payment Date          8/25/2009    11/25/2008     2/25/2008     5/25/2008     9/25/2008     2/25/2009     3/25/2009
       Expected Final Maturity     3/25/2028     6/25/2025    12/25/2021    10/25/2017     1/25/2015     2/25/2013     9/25/2011
       Window                      55 - 278      46 - 245      37 - 203      40 - 153      44 - 120       49 - 97       50 - 80
-----------------------------------------------------------------------------------------------------------------------------------
 M-3   WAL                           10.32         8.76          7.06          5.39          4.61          4.40          4.14
       First Payment Date          8/25/2009    11/25/2008     2/25/2008     4/25/2008     7/25/2008    11/25/2008    10/25/2008
       Expected Final Maturity     4/25/2027     8/25/2024     3/25/2021     3/25/2017     7/25/2014     9/25/2012     5/25/2011
       Window                      55 - 267      46 - 235      37 - 194      39 - 146      42 - 114       46 - 92       45 - 76
-----------------------------------------------------------------------------------------------------------------------------------
 M-4   WAL                           10.28         8.72          7.02          5.34          4.53          4.22          3.88
       First Payment Date          8/25/2009    11/25/2008     2/25/2008     4/25/2008     6/25/2008     9/25/2008     7/25/2008
       Expected Final Maturity     7/25/2026    11/25/2023     6/25/2020     8/25/2016     2/25/2014     5/25/2012     1/25/2011
       Window                      55 - 258      46 - 226      37 - 185      39 - 139      41 - 109       44 - 88       42 - 72
-----------------------------------------------------------------------------------------------------------------------------------
 M-5   WAL                           10.23         8.68          6.98          5.30          4.46          4.09          3.70
       First Payment Date          8/25/2009    11/25/2008     2/25/2008     3/25/2008     5/25/2008     7/25/2008     5/25/2008
       Expected Final Maturity     9/25/2025     1/25/2023    10/25/2019     1/25/2016     9/25/2013    12/25/2011    10/25/2010
       Window                      55 - 248      46 - 216      37 - 177      38 - 132      40 - 104       42 - 83       40 - 69
-----------------------------------------------------------------------------------------------------------------------------------
 M-6   WAL                           10.17         8.61          6.93          5.24          4.39          3.98          3.58
       First Payment Date          8/25/2009    11/25/2008     2/25/2008     3/25/2008     4/25/2008     6/25/2008     3/25/2008
       Expected Final Maturity    10/25/2024     3/25/2022     1/25/2019     6/25/2015     3/25/2013     8/25/2011     6/25/2010
       Window                      55 - 237      46 - 206      37 - 168      38 - 125       39 - 98       41 - 79       38 - 65
-----------------------------------------------------------------------------------------------------------------------------------
 B-1   WAL                           10.07         8.53          6.85          5.19          4.32          3.89          3.46
       First Payment Date          8/25/2009    11/25/2008     2/25/2008     3/25/2008     4/25/2008     5/25/2008     2/25/2008
       Expected Final Maturity    11/25/2023     4/25/2021     4/25/2018    11/25/2014     9/25/2012     3/25/2011     2/25/2010
       Window                      55 - 226      46 - 195      37 - 159      38 - 118       39 - 92       40 - 74       37 - 61
-----------------------------------------------------------------------------------------------------------------------------------
 B-2   WAL                           9.95          8.41          6.76          5.10          4.24          3.79          3.37
       First Payment Date          8/25/2009    11/25/2008     2/25/2008     2/25/2008     3/25/2008     4/25/2008     1/25/2008
       Expected Final Maturity     9/25/2022     3/25/2020     5/25/2017     3/25/2014     3/25/2012    10/25/2010    10/25/2009
       Window                      55 - 212      46 - 182      37 - 148      37 - 110       38 - 86       39 - 69       36 - 57
-----------------------------------------------------------------------------------------------------------------------------------
 B-3   WAL                           9.76          8.25          6.62          4.99          4.14          3.69          3.26
       First Payment Date          8/25/2009    11/25/2008     2/25/2008     2/25/2008     3/25/2008     3/25/2008     1/25/2008
       Expected Final Maturity     8/25/2021     3/25/2019     7/25/2016     7/25/2013     9/25/2011     5/25/2010     6/25/2009
       Window                      55 - 199      46 - 170      37 - 138      37 - 102       38 - 80       38 - 64       36 - 53
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

----------------------------------------------------------------------------------------
       CPR (%)                                20              25              30
----------------------------------------------------------------------------------------
A-1mz  WAL (yrs)                             3.30            2.58            2.05
       First Payment Date                  2/25/2005       2/25/2005       2/25/2005
       Expected Final Maturity            10/25/2014      10/25/2012       5/25/2011
       Window                               1 - 117         1 - 93          1 - 76
----------------------------------------------------------------------------------------
A-2mz  WAL (yrs)                             3.31            2.59            2.06
       First Payment Date                  2/25/2005       2/25/2005       2/25/2005
       Expected Final Maturity            10/25/2014      10/25/2012       5/25/2011
       Window                               1 - 117         1 - 93          1 - 76
----------------------------------------------------------------------------------------
 A-3a  WAL (yrs)                             0.91            0.72            0.59
       First Payment Date                  2/25/2005       2/25/2005       2/25/2005
       Expected Final Maturity            12/25/2006       7/25/2006       4/25/2006
       Window                               1 - 23          1 - 18          1 - 15
----------------------------------------------------------------------------------------
 A-3b  WAL (yrs)                             4.08            3.16            2.45
       First Payment Date                 12/25/2006       7/25/2006       4/25/2006
       Expected Final Maturity             5/25/2013       8/25/2011       5/25/2010
       Window                              23 - 100         18 - 79         15 - 64
----------------------------------------------------------------------------------------
 A-3c  WAL (yrs)                             9.52            7.55            6.17
       First Payment Date                  5/25/2013       8/25/2011       5/25/2010
       Expected Final Maturity            10/25/2014      10/25/2012       5/25/2011
       Window                              100 - 117        79 - 93         64 - 76
----------------------------------------------------------------------------------------
A-3mz  WAL (yrs)                             3.31            2.59            2.06
       First Payment Date                  2/25/2005       2/25/2005       2/25/2005
       Expected Final Maturity            10/25/2014      10/25/2012       5/25/2011
       Window                               1 - 117         1 - 93          1 - 76
----------------------------------------------------------------------------------------
 M-1   WAL (yrs)                             6.39            5.20            4.64
       First Payment Date                  2/25/2008       6/25/2008      10/25/2008
       Expected Final Maturity            10/25/2014      10/25/2012       5/25/2011
       Window                              37 - 117         41 - 93         45 - 76
----------------------------------------------------------------------------------------
 M-2   WAL                                   6.39            5.17            4.54
       First Payment Date                  2/25/2008       4/25/2008       7/25/2008
       Expected Final Maturity            10/25/2014      10/25/2012       5/25/2011
       Window                              37 - 117         39 - 93         42 - 76
----------------------------------------------------------------------------------------
 M-3   WAL                                   6.39            5.15            4.47
       First Payment Date                  2/25/2008       4/25/2008       6/25/2008
       Expected Final Maturity            10/25/2014      10/25/2012       5/25/2011
       Window                              37 - 117         39 - 93         41 - 76
----------------------------------------------------------------------------------------
 M-4   WAL                                   6.39            5.14            4.43
       First Payment Date                  2/25/2008       3/25/2008       5/25/2008
       Expected Final Maturity            10/25/2014      10/25/2012       5/25/2011
       Window                              37 - 117         38 - 93         40 - 76
----------------------------------------------------------------------------------------
 M-5   WAL                                   6.39            5.13            4.41
       First Payment Date                  2/25/2008       3/25/2008       4/25/2008
       Expected Final Maturity            10/25/2014      10/25/2012       5/25/2011
       Window                              37 - 117         38 - 93         39 - 76
----------------------------------------------------------------------------------------
 M-6   WAL                                   6.39            5.13            4.38
       First Payment Date                  2/25/2008       3/25/2008       4/25/2008
       Expected Final Maturity            10/25/2014      10/25/2012       5/25/2011
       Window                              37 - 117         38 - 93         39 - 76
----------------------------------------------------------------------------------------
 B-1   WAL                                   6.39            5.12            4.37
       First Payment Date                  2/25/2008       2/25/2008       3/25/2008
       Expected Final Maturity            10/25/2014      10/25/2012       5/25/2011
       Window                              37 - 117         37 - 93         38 - 76
----------------------------------------------------------------------------------------
 B-2   WAL                                   6.39            5.11            4.35
       First Payment Date                  2/25/2008       2/25/2008       3/25/2008
       Expected Final Maturity            10/25/2014      10/25/2012       5/25/2011
       Window                              37 - 117         37 - 93         38 - 76
----------------------------------------------------------------------------------------
 B-3   WAL                                   6.39            5.11            4.35
       First Payment Date                  2/25/2008       2/25/2008       2/25/2008
       Expected Final Maturity            10/25/2014      10/25/2012       5/25/2011
       Window                              37 - 117         37 - 93         37 - 76
----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

----------------------------------------------------------------------------------------
       CPR (%)                                20              25              30
----------------------------------------------------------------------------------------
A-1mz  WAL (yrs)                             3.58            2.81            2.24
       First Payment Date                  2/25/2005       2/25/2005       2/25/2005
       Expected Final Maturity            11/25/2025       1/25/2022       2/25/2019
       Window                               1 - 250         1 - 204         1 - 169
----------------------------------------------------------------------------------------
A-2mz  WAL (yrs)                             3.60            2.82            2.25
       First Payment Date                  2/25/2005       2/25/2005       2/25/2005
       Expected Final Maturity             2/25/2026       3/25/2022       3/25/2019
       Window                               1 - 253         1 - 206         1 - 170
----------------------------------------------------------------------------------------
 A-3a  WAL (yrs)                             0.91            0.72            0.59
       First Payment Date                  2/25/2005       2/25/2005       2/25/2005
       Expected Final Maturity            12/25/2006       7/25/2006       4/25/2006
       Window                               1 - 23          1 - 18          1 - 15
----------------------------------------------------------------------------------------
 A-3b  WAL (yrs)                             4.08            3.16            2.45
       First Payment Date                 12/25/2006       7/25/2006       4/25/2006
       Expected Final Maturity             5/25/2013       8/25/2011       5/25/2010
       Window                              23 - 100         18 - 79         15 - 64
----------------------------------------------------------------------------------------
 A-3c  WAL (yrs)                             12.10           9.62            7.87
       First Payment Date                  5/25/2013       8/25/2011       5/25/2010
       Expected Final Maturity             2/25/2026       3/25/2022       3/25/2019
       Window                              100 - 253       79 - 206        64 - 170
----------------------------------------------------------------------------------------
A-3mz  WAL (yrs)                             3.60            2.82            2.25
       First Payment Date                  2/25/2005       2/25/2005       2/25/2005
       Expected Final Maturity             2/25/2026       3/25/2022       3/25/2019
       Window                               1 - 253         1 - 206         1 - 170
----------------------------------------------------------------------------------------
 M-1   WAL (yrs)                             7.07            5.74            5.09
       First Payment Date                  2/25/2008       6/25/2008      10/25/2008
       Expected Final Maturity             8/25/2022       2/25/2019       8/25/2016
       Window                              37 - 211        41 - 169        45 - 139
----------------------------------------------------------------------------------------
 M-2   WAL                                   7.04            5.69            4.97
       First Payment Date                  2/25/2008       4/25/2008       7/25/2008
       Expected Final Maturity            11/25/2021       7/25/2018       2/25/2016
       Window                              37 - 202        39 - 162        42 - 133
----------------------------------------------------------------------------------------
 M-3   WAL                                   7.01            5.65            4.88
       First Payment Date                  2/25/2008       4/25/2008       6/25/2008
       Expected Final Maturity             2/25/2021      11/25/2017       7/25/2015
       Window                              37 - 193        39 - 154        41 - 126
----------------------------------------------------------------------------------------
 M-4   WAL                                   6.98            5.61            4.82
       First Payment Date                  2/25/2008       3/25/2008       5/25/2008
       Expected Final Maturity             6/25/2020       4/25/2017       2/25/2015
       Window                              37 - 185        38 - 147        40 - 121
----------------------------------------------------------------------------------------
 M-5   WAL                                   6.94            5.57            4.76
       First Payment Date                  2/25/2008       3/25/2008       4/25/2008
       Expected Final Maturity             9/25/2019       9/25/2016       8/25/2014
       Window                              37 - 176        38 - 140        39 - 115
----------------------------------------------------------------------------------------
 M-6   WAL                                   6.88            5.52            4.70
       First Payment Date                  2/25/2008       3/25/2008       4/25/2008
       Expected Final Maturity            12/25/2018       2/25/2016       2/25/2014
       Window                              37 - 167        38 - 133        39 - 109
----------------------------------------------------------------------------------------
 B-1   WAL                                   6.81            5.46            4.64
       First Payment Date                  2/25/2008       2/25/2008       3/25/2008
       Expected Final Maturity             3/25/2018       7/25/2015       8/25/2013
       Window                              37 - 158        37 - 126        38 - 103
----------------------------------------------------------------------------------------
 B-2   WAL                                   6.71            5.37            4.56
       First Payment Date                  2/25/2008       2/25/2008       3/25/2008
       Expected Final Maturity             4/25/2017      10/25/2014      12/25/2012
       Window                              37 - 147        37 - 117         38 - 95
----------------------------------------------------------------------------------------
 B-3   WAL                                   6.57            5.25            4.46
       First Payment Date                  2/25/2008       2/25/2008       2/25/2008
       Expected Final Maturity             6/25/2016       2/25/2014       6/25/2012
       Window                              37 - 137        37 - 109         37 - 89
----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

     Period          A-1mz Cap (%)      A-2mz Cap (%)       A-3a Cap (%)       A-3b Cap (%)       A-3c Cap (%)      A-3mz Cap (%)
-----------------  -----------------  -----------------  -----------------  -----------------  -----------------  -----------------
                       Actual/360         Actual/360         Actual/360         Actual/360         Actual/360         Actual/360

         0                 -                  -                  -                  -                  -                  -
         1               10.21              10.21              10.17              10.17              10.17              10.17
         2               10.72              10.72              10.69              10.69              10.69              10.69
         3               10.00              10.00              10.00              10.00              10.00              10.00
         4               10.24              10.24              10.23              10.23              10.23              10.23
         5               10.02              10.02              10.02              10.02              10.02              10.02
         6               10.26              10.26              10.25              10.25              10.25              10.25
         7               10.04              10.04              10.03              10.03              10.03              10.03
         8               10.04              10.04               9.99               9.99               9.99               9.99
         9               10.23              10.23              10.23              10.23              10.23              10.23
        10               10.01              10.01              10.01              10.01              10.01              10.01
        11               10.25              10.25              10.25              10.25              10.25              10.25
        12               10.03              10.03              10.03              10.03              10.03              10.03
        13               10.00              10.05              10.04              10.04              10.04              10.04
        14               10.75              10.80              10.73              10.73              10.73              10.73
        15               10.02              10.07              10.02              10.02              10.02              10.02
        16               10.26              10.21              10.26              10.26              10.26              10.26
        17               10.00              10.00              10.04              10.04              10.04              10.04
        18               10.24              10.24              10.29              10.29              10.29              10.29
        19               10.03              10.03                -                10.07              10.07              10.07
        20               10.04              10.04                -                10.09              10.09              10.09
        21               11.50              10.89                -                11.41              11.41              11.41
        22               10.00              10.00                -                10.02              10.02              10.02
        23               10.31              10.30                -                10.32              10.32              10.32
        24               10.04              10.04                -                10.06              10.06              10.06
        25               10.06              10.06                -                10.08              10.08              10.08
        26               11.03              11.00                -                11.03              11.03              11.03
        27               10.58              10.39                -                10.61              10.61              10.61
        28               10.32              10.31                -                10.27              10.27              10.27
        29               10.03              10.02                -                 9.99               9.99               9.99
        30               10.38              10.37                -                10.34              10.34              10.34
        31               10.09              10.09                -                10.05              10.05              10.05
        32               10.15              10.14                -                10.10              10.10              10.10
        33               10.74              10.38                -                10.56              10.56              10.56
        34               10.91              10.89                -                10.73              10.73              10.73
        35               11.32              11.30                -                11.14              11.14              11.14
        36               11.01              10.99                -                10.83              10.83              10.83
        37               47.95              47.93                -                47.77              47.77              47.77
        38               14.77              14.75                -                14.57              14.57              14.57
        39               14.20              14.02                -                14.01              14.01              14.01
        40               14.99              14.99                -                14.82              14.82              14.82
        41               14.40              14.40                -                14.23              14.23              14.23
        42               14.77              14.77                -                14.60              14.60              14.60
        43               14.20              14.20                -                14.03              14.03              14.03
        44               14.13              14.13                -                13.96              13.96              13.96

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

     Period          A-1mz Cap (%)      A-2mz Cap (%)       A-3a Cap (%)       A-3b Cap (%)       A-3c Cap (%)      A-3mz Cap (%)
-----------------  -----------------  -----------------  -----------------  -----------------  -----------------  -----------------
                       Actual/360         Actual/360         Actual/360         Actual/360         Actual/360         Actual/360

        45               14.67              14.74                -                14.60              14.60              14.60
        46               14.28              14.59                -                14.45              14.45              14.45
        47               14.75              15.07                -                14.93              14.93              14.93
        48               14.27              14.58                -                14.44              14.44              14.44
        49               14.26              14.58                -                14.43              14.43              14.43
        50               15.80              16.14                -                15.97              15.97              15.97
        51               14.29              14.62                -                14.46              14.46              14.46
        52               14.78              15.18                -                15.00              15.00              15.00
        53               14.30              14.68                -                14.51              14.51              14.51
        54               14.77              15.17                -                14.99              14.99              14.99
        55               14.29              14.67                -                14.50              14.50              14.50
        56               14.28              14.66                -                14.49              14.49              14.49
        57               14.76              15.16                -                14.98              14.98              14.98
        58               14.27              14.67                -                14.50              14.50              14.50
        59               14.74              15.15                -                14.98              14.98              14.98
        60               14.26              14.66                -                14.49              14.49              14.49
        61               14.26              14.65                -                14.48              14.48              14.48
        62               15.78              16.21                -                16.03              16.03              16.03
        63               14.24              14.64                -                14.47              14.47              14.47
        64               14.71              15.12                -                14.95              14.95              14.95
        65               14.23              14.63                -                14.46              14.46              14.46
        66               14.70              15.11                -                14.94              14.94              14.94
        67               14.22              14.62                -                14.45              14.45              14.45
        68               14.21              14.61                -                14.44              14.44              14.44
        69               14.68              15.09                -                14.92              14.92              14.92
        70               14.20              14.60                -                14.43              14.43              14.43
        71               14.67              15.08                -                14.90              14.90              14.90
        72               14.19              14.59                -                14.42              14.42              14.42
        73               14.18              14.58                -                14.41              14.41              14.41
        74               15.70              16.14                -                15.95              15.95              15.95
        75               14.17              14.57                -                14.40              14.40              14.40
        76               14.64              15.05                -                  -                14.87              14.87
        77               14.16              14.56                -                  -                14.39              14.39
        78               14.63              15.04                -                  -                14.86              14.86
        79               14.15              14.55                -                  -                14.38              14.38
        80               14.14              14.54                -                  -                14.37              14.37
        81               14.61              15.02                -                  -                14.84              14.84
        82               14.13              14.53                -                  -                14.36              14.36
        83               14.60              15.01                -                  -                14.83              14.83
        84               14.12              14.52                -                  -                14.35              14.35
        85               14.11              14.51                -                  -                14.34              14.34
        86               15.08              15.51                -                  -                15.32              15.32
        87               14.10              14.50                -                  -                14.33              14.33
        88               14.57              14.98                -                  -                14.80              14.80
        89               14.09              14.49                -                  -                14.32              14.32
        90               14.56              14.97                -                  -                14.79              14.79

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

     Period          A-1mz Cap (%)      A-2mz Cap (%)       A-3a Cap (%)       A-3b Cap (%)       A-3c Cap (%)      A-3mz Cap (%)
-----------------  -----------------  -----------------  -----------------  -----------------  -----------------  -----------------
                       Actual/360         Actual/360         Actual/360         Actual/360         Actual/360         Actual/360

        91               14.08              14.48                -                  -                14.30              14.30
        92               11.52              11.92                -                  -                11.74              11.74
        93               11.84              12.25                -                  -                12.07              12.07
        94               11.47              11.87                -                  -                11.70              11.70
        95               11.88              12.29                -                  -                12.11              12.11
        96               11.51              11.91                -                  -                11.74              11.74
        97               11.54              11.94                -                  -                11.76              11.76
        98               12.80              13.24                -                  -                13.04              13.04
        99               11.58              11.98                -                  -                11.80              11.80
       100               11.99              12.41                -                  -                12.22              12.22
       101               11.63              12.03                -                  -                11.85              11.85
       102               12.04              12.46                -                  -                12.27              12.27
       103               11.68              12.08                -                  -                11.90              11.90
       104               11.71              12.11                -                  -                11.93              11.93
       105               12.13              12.54                -                  -                12.36              12.36
       106               11.77              12.17                -                  -                11.99              11.99
       107               12.19              12.60                -                  -                12.42              12.42
       108               11.83              12.23                -                  -                12.05              12.05
       109               11.86              12.26                -                  -                12.08              12.08
       110               13.17              13.61                -                  -                13.41              13.41
       111               11.93              12.33                -                  -                12.14              12.14
       112               12.36              12.77                -                  -                12.59              12.59
       113               12.00              12.40                -                  -                12.22              12.22
       114               12.43              12.85                -                  -                12.66              12.66
       115               12.07              12.47                -                  -                12.29              12.29
       116               12.11              12.51                -                  -                12.33              12.33
       117               12.56              12.97                -                  -                12.78              12.78
       118               12.19              12.59                -                  -                12.41              12.41
       119               12.64              13.06                -                  -                12.87              12.87
       120               12.28              12.68                -                  -                12.50              12.50
       121               12.33              12.73                -                  -                12.54              12.54
       122               13.70              14.14                -                  -                13.94              13.94
       123               12.42              12.82                -                  -                12.64              12.64
       124               12.89              13.30                -                  -                13.11              13.11
       125               12.53              12.93                -                  -                12.74              12.74
       126               13.00              13.41                -                  -                13.22              13.22
       127               12.63              13.04                -                  -                12.85              12.85
       128               12.69              13.09                -                  -                12.91              12.91
       129               13.17              13.59                -                  -                13.40              13.40
       130               12.81              13.21                -                  -                13.02              13.02
       131               13.30              13.72                -                  -                13.52              13.52
       132               12.93              13.34                -                  -                13.15              13.15
       133               13.00              13.40                -                  -                13.21              13.21
       134               13.97              14.40                -                  -                14.20              14.20
       135               13.14              13.54                -                  -                13.35              13.35
       136               13.65              14.06                -                  -                13.87              13.87

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

     Period          A-1mz Cap (%)      A-2mz Cap (%)       A-3a Cap (%)       A-3b Cap (%)       A-3c Cap (%)      A-3mz Cap (%)
-----------------  -----------------  -----------------  -----------------  -----------------  -----------------  -----------------
                       Actual/360         Actual/360         Actual/360         Actual/360         Actual/360         Actual/360

       137               13.28              13.68                -                  -                13.50              13.50
       138               13.80              14.22                -                  -                14.02              14.02
       139               13.44              13.84                -                  -                13.65              13.65
       140               13.52              13.92                -                  -                13.73              13.73
       141               14.05              14.47                -                  -                14.27              14.27
       142               13.68              14.09                -                  -                13.90              13.90
       143               14.23              14.65                -                  -                14.45              14.45
       144               13.86              14.27                -                  -                14.07              14.07
       145               13.96              14.36                -                  -                14.17              14.17
       146               15.56              16.00                -                  -                15.79              15.79
       147               14.15              14.55                -                  -                14.36              14.36
       148               14.73              15.14                -                  -                14.94              14.94
       149               14.36              14.76                -                  -                14.57              14.57
       150               14.95              15.36                -                  -                15.16              15.16
       151               14.57              14.98                -                  -                14.78              14.78
       152               14.69              15.09                -                  -                14.90              14.90
       153               15.30              15.72                -                  -                15.52              15.52
       154               14.93              15.33                -                  -                15.14              15.14
       155               15.55              15.97                -                  -                15.77              15.77
       156               15.18              15.58                -                  -                15.39              15.39
       157               15.31              15.71                -                  -                15.52              15.52
       158               17.10              17.55                -                  -                17.33              17.33
       159               15.58              15.99                -                  -                15.79              15.79
       160               16.25              16.67                -                  -                16.47              16.47
       161               15.87              16.28                -                  -                16.08              16.08
       162               16.56              16.98                -                  -                16.77              16.77
       163               16.25              16.65                -                  -                16.45              16.45
       164               16.52              16.92                -                  -                16.72              16.72
       165               17.36              17.78                -                  -                17.57              17.57
       166               17.11              17.51                -                  -                17.31              17.31
       167               18.01              18.43                -                  -                18.22              18.22
       168               17.78              18.19                -                  -                17.98              17.98
       169               18.15              18.56                -                  -                18.36              18.36
       170               20.54              20.99                -                  -                20.77              20.77
       171               18.99              19.40                -                  -                19.19              19.19
       172               20.11              20.53                -                  -                20.32              20.32
       173               19.96              20.37                -                  -                20.17              20.17
       174               21.20              21.62                -                  -                21.41              21.41
       175               21.11              21.52                -                  -                21.32              21.32
       176               21.77              22.17                -                  -                21.97              21.97
       177               23.23              23.65                -                  -                23.44              23.44
       178               23.27              23.68                -                  -                23.47              23.47
       179               24.94              25.36                -                  -                25.14              25.14
       180               25.09              25.50                -                  -                25.29              25.29
       181               26.16              26.56                -                  -                26.36              26.36
       182               29.24              29.68                -                  -                29.46              29.46

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

     Period          A-1mz Cap (%)      A-2mz Cap (%)       A-3a Cap (%)       A-3b Cap (%)       A-3c Cap (%)      A-3mz Cap (%)
-----------------  -----------------  -----------------  -----------------  -----------------  -----------------  -----------------
                       Actual/360         Actual/360         Actual/360         Actual/360         Actual/360         Actual/360

       183               28.71              29.12                -                  -                28.91              28.91
       184               31.26              31.68                -                  -                31.47              31.47
       185               32.02              32.43                -                  -                32.22              32.22
       186               35.21              35.63                -                  -                35.42              35.42
       187               36.49              36.89                -                  -                36.68              36.68
       188               39.35              39.76                -                  -                39.55              39.55
       189               44.23              44.65                -                  -                44.44              44.44
       190               47.07              47.47                -                  -                47.26              47.26
       191               54.18              54.60                -                  -                54.39              54.39
       192               59.42              59.82                -                  -                59.61              59.61
       193               68.82                -                  -                  -                69.02              69.02
       194               91.04                -                  -                  -                91.26              91.26
       195              102.89                -                  -                  -               103.08             103.08
       196              143.43                -                  -                  -               143.63             143.63
       197              216.76                -                  -                  -               216.96             216.96
       198                 *                  -                  -                  -                  *                  *
       199                 -                  -                  -                  -                  -                  -

* In Period 198 the Class A-1mz has a balance of $10,345 and is paid $8,754 in interest, the Class A-3c has a balance of $62,172 and is paid $52,620 in interest, and the Class A-3mz has a balance of $6,908 and is paid $5,847 in interest.



(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                   Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period  M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   M-5 Cap (%)   M-6 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------ ------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360   Actual/360

    0           -             -             -           -              -             -             -             -             -
    1         9.44          9.44          9.44         9.44          9.44          9.44          9.44          9.44          9.44
    2         9.93          9.93          9.93         9.93          9.93          9.93          9.93          9.93          9.93
    3         9.24          9.24          9.24         9.24          9.24          9.24          9.24          9.24          9.24
    4         9.46          9.46          9.46         9.46          9.46          9.46          9.46          9.46          9.46
    5         9.24          9.24          9.24         9.24          9.24          9.24          9.24          9.24          9.24
    6         9.46          9.46          9.46         9.46          9.46          9.46          9.46          9.46          9.46
    7         9.24          9.24          9.24         9.24          9.24          9.24          9.24          9.24          9.24
    8         9.24          9.24          9.24         9.24          9.24          9.24          9.24          9.24          9.24
    9         9.46          9.46          9.46         9.46          9.46          9.46          9.46          9.46          9.46
   10         9.24          9.24          9.24         9.24          9.24          9.24          9.24          9.24          9.24
   11         9.46          9.46          9.46         9.46          9.46          9.46          9.46          9.46          9.46
   12         9.24          9.24          9.24         9.24          9.24          9.24          9.24          9.24          9.24
   13         9.24          9.24          9.24         9.24          9.24          9.24          9.24          9.24          9.24
   14         9.94          9.94          9.94         9.94          9.94          9.94          9.94          9.94          9.94
   15         9.24          9.24          9.24         9.24          9.24          9.24          9.24          9.24          9.24
   16         9.46          9.46          9.46         9.46          9.46          9.46          9.46          9.46          9.46
   17         9.24          9.24          9.24         9.24          9.24          9.24          9.24          9.24          9.24
   18         9.46          9.46          9.46         9.46          9.46          9.46          9.46          9.46          9.46
   19         9.24          9.24          9.24         9.24          9.24          9.24          9.24          9.24          9.24
   20         9.25          9.25          9.25         9.25          9.25          9.25          9.25          9.25          9.25
   21        10.31         10.31         10.31        10.31         10.31         10.31         10.31         10.31         10.31
   22         9.49          9.49          9.49         9.49          9.49          9.49          9.49          9.49          9.49
   23         9.75          9.75          9.75         9.75          9.75          9.75          9.75          9.75          9.75
   24         9.48          9.48          9.48         9.48          9.48          9.48          9.48          9.48          9.48
   25         9.48          9.48          9.48         9.48          9.48          9.48          9.48          9.48          9.48
   26        10.33         10.33         10.33        10.33         10.33         10.33         10.33         10.33         10.33
   27         9.83          9.83          9.83         9.83          9.83          9.83          9.83          9.83          9.83
   28        10.04         10.04         10.04        10.04         10.04         10.04         10.04         10.04         10.04
   29         9.74          9.74          9.74         9.74          9.74          9.74          9.74          9.74          9.74
   30        10.03         10.03         10.03        10.03         10.03         10.03         10.03         10.03         10.03
   31         9.74          9.74          9.74         9.74          9.74          9.74          9.74          9.74          9.74
   32         9.75          9.75          9.75         9.75          9.75          9.75          9.75          9.75          9.75
   33        10.49         10.49         10.49        10.49         10.49         10.49         10.49         10.49         10.49
   34        10.03         10.03         10.03        10.03         10.03         10.03         10.03         10.03         10.03
   35        10.35         10.35         10.35        10.35         10.35         10.35         10.35         10.35         10.35
   36        10.03         10.03         10.03        10.03         10.03         10.03         10.03         10.03         10.03
   37        10.02         10.02         10.02        10.02         10.02         10.02         10.02         10.02         10.02
   38        10.39         10.39         10.39        10.39         10.39         10.39         10.39         10.39         10.39
   39        10.10         10.10         10.10        10.10         10.10         10.10         10.10         10.10         10.10
   40        10.91         10.91         10.91        10.91         10.91         10.91         10.91         10.91         10.91
   41        10.56         10.56         10.56        10.56         10.56         10.56         10.56         10.56         10.56
   42        10.90         10.90         10.90        10.90         10.90         10.90         10.90         10.90         10.90
   43        10.55         10.55         10.55        10.55         10.55         10.55         10.55         10.55         10.55
   44        10.55         10.55         10.55        10.55         10.55         10.55         10.55         10.55         10.55

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                   Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period  M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   M-5 Cap (%)   M-6 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------ ------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360   Actual/360

   45        11.02         11.02         11.02        11.02         11.02         11.02         11.02         11.02         11.02
   46        10.90         10.90         10.90        10.90         10.90         10.90         10.90         10.90         10.90
   47        11.26         11.26         11.26        11.26         11.26         11.26         11.26         11.26         11.26
   48        10.89         10.89         10.89        10.89         10.89         10.89         10.89         10.89         10.89
   49        10.89         10.89         10.89        10.89         10.89         10.89         10.89         10.89         10.89
   50        12.05         12.05         12.05        12.05         12.05         12.05         12.05         12.05         12.05
   51        10.92         10.92         10.92        10.92         10.92         10.92         10.92         10.92         10.92
   52        11.33         11.33         11.33        11.33         11.33         11.33         11.33         11.33         11.33
   53        10.96         10.96         10.96        10.96         10.96         10.96         10.96         10.96         10.96
   54        11.32         11.32         11.32        11.32         11.32         11.32         11.32         11.32         11.32
   55        10.95         10.95         10.95        10.95         10.95         10.95         10.95         10.95         10.95
   56        10.94         10.94         10.94        10.94         10.94         10.94         10.94         10.94         10.94
   57        11.31         11.31         11.31        11.31         11.31         11.31         11.31         11.31         11.31
   58        10.94         10.94         10.94        10.94         10.94         10.94         10.94         10.94         10.94
   59        11.30         11.30         11.30        11.30         11.30         11.30         11.30         11.30         11.30
   60        10.93         10.93         10.93        10.93         10.93         10.93         10.93         10.93         10.93
   61        10.92         10.92         10.92        10.92         10.92         10.92         10.92         10.92         10.92
   62        12.09         12.09         12.09        12.09         12.09         12.09         12.09         12.09         12.09
   63        10.91         10.91         10.91        10.91         10.91         10.91         10.91         10.91         10.91
   64        11.27         11.27         11.27        11.27         11.27         11.27         11.27         11.27         11.27
   65        10.90         10.90         10.90        10.90         10.90         10.90         10.90         10.90         10.90
   66        11.26         11.26         11.26        11.26         11.26         11.26         11.26         11.26         11.26
   67        10.89         10.89         10.89        10.89         10.89         10.89         10.89         10.89         10.89
   68        10.88         10.88         10.88        10.88         10.88         10.88         10.88         10.88         10.88
   69        11.24         11.24         11.24        11.24         11.24         11.24         11.24         11.24         11.24
   70        10.87         10.87         10.87        10.87         10.87         10.87         10.87         10.87         10.87
   71        11.23         11.23         11.23        11.23         11.23         11.23         11.23         11.23         11.23
   72        10.86         10.86         10.86        10.86         10.86         10.86         10.86         10.86         10.86
   73        10.85         10.85         10.85        10.85         10.85         10.85         10.85         10.85         10.85
   74        12.01         12.01         12.01        12.01         12.01         12.01         12.01         12.01         12.01
   75        10.84         10.84         10.84        10.84         10.84         10.84         10.84         10.84         10.84
   76        11.20         11.20         11.20        11.20         11.20         11.20         11.20         11.20         11.20
   77        10.83         10.83         10.83        10.83         10.83         10.83         10.83         10.83         10.83
   78        11.19         11.19         11.19        11.19         11.19         11.19         11.19         11.19         11.19
   79        10.82         10.82         10.82        10.82         10.82         10.82         10.82         10.82         10.82
   80        10.81         10.81         10.81        10.81         10.81         10.81         10.81         10.81         10.81
   81        11.17         11.17         11.17        11.17         11.17         11.17         11.17         11.17         11.17
   82        10.80         10.80         10.80        10.80         10.80         10.80         10.80         10.80         10.80
   83        11.16         11.16         11.16        11.16         11.16         11.16         11.16         11.16         11.16
   84        10.79         10.79         10.79        10.79         10.79         10.79         10.79         10.79         10.79
   85        10.79         10.79         10.79        10.79         10.79         10.79         10.79         10.79         10.79
   86        11.52         11.52         11.52        11.52         11.52         11.52         11.52         11.52         11.52
   87        10.77         10.77         10.77        10.77         10.77         10.77         10.77         10.77         10.77
   88        11.13         11.13         11.13        11.13         11.13         11.13         11.13         11.13         11.13
   89        10.76         10.76         10.76        10.76         10.76         10.76         10.76         10.76         10.76
   90        11.11         11.11         11.11        11.11         11.11         11.11         11.11         11.11         11.11

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                   Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period  M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   M-5 Cap (%)   M-6 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------ ------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360   Actual/360

   91        10.75         10.75         10.75        10.75         10.75         10.75         10.75         10.75         10.75
   92        10.74         10.74         10.74        10.74         10.74         10.74         10.74         10.74         10.74
   93        11.10         11.10         11.10        11.10         11.10         11.10         11.10         11.10         11.10
   94        10.73         10.73         10.73        10.73         10.73         10.73         10.73         10.73         10.73
   95        11.08         11.08         11.08        11.08         11.08         11.08         11.08         11.08         11.08
   96        10.72         10.72         10.72        10.72         10.72         10.72         10.72         10.72         10.72
   97        10.72         10.72         10.72        10.72         10.72         10.72         10.72         10.72         10.72
   98        11.86         11.86         11.86        11.86         11.86         11.86         11.86         11.86         11.86
   99        10.70         10.70         10.70        10.70         10.70         10.70         10.70         10.70         10.70
  100        11.05         11.05         11.05        11.05         11.05         11.05         11.05         11.05         11.05
  101        10.69         10.69         10.69        10.69         10.69         10.69         10.69         10.69         10.69
  102        11.04         11.04         11.04        11.04         11.04         11.04         11.04         11.04         11.04
  103        10.68         10.68         10.68        10.68         10.68         10.68         10.68         10.68         10.68
  104        10.67         10.67         10.67        10.67         10.67         10.67         10.67         10.67           -
  105        11.02         11.02         11.02        11.02         11.02         11.02         11.02         11.02           -
  106        10.66         10.66         10.66        10.66         10.66         10.66         10.66         10.66           -
  107        11.01         11.01         11.01        11.01         11.01         11.01         11.01         11.01           -
  108        10.65         10.65         10.65        10.65         10.65         10.65         10.65         10.65           -
  109        10.65         10.65         10.65        10.65         10.65         10.65         10.65         10.65           -
  110        11.78         11.78         11.78        11.78         11.78         11.78         11.78         11.78           -
  111        10.63         10.63         10.63        10.63         10.63         10.63         10.63         10.63           -
  112        10.98         10.98         10.98        10.98         10.98         10.98         10.98           -             -
  113        10.62         10.62         10.62        10.62         10.62         10.62         10.62           -             -
  114        10.97         10.97         10.97        10.97         10.97         10.97         10.97           -             -
  115        10.61         10.61         10.61        10.61         10.61         10.61         10.61           -             -
  116        10.61         10.61         10.61        10.61         10.61         10.61         10.61           -             -
  117        10.95         10.95         10.95        10.95         10.95         10.95         10.95           -             -
  118        10.59         10.59         10.59        10.59         10.59         10.59         10.59           -             -
  119        10.94         10.94         10.94        10.94         10.94         10.94         10.94           -             -
  120        10.58         10.58         10.58        10.58         10.58         10.58         10.58           -             -
  121        10.58         10.58         10.58        10.58         10.58         10.58           -             -             -
  122        11.70         11.70         11.70        11.70         11.70         11.70           -             -             -
  123        10.57         10.57         10.57        10.57         10.57         10.57           -             -             -
  124        10.91         10.91         10.91        10.91         10.91         10.91           -             -             -
  125        10.55         10.55         10.55        10.55         10.55         10.55           -             -             -
  126        10.90         10.90         10.90        10.90         10.90         10.90           -             -             -
  127        10.54         10.54         10.54        10.54         10.54         10.54           -             -             -
  128        10.54         10.54         10.54        10.54         10.54           -             -             -             -
  129        10.88         10.88         10.88        10.88         10.88           -             -             -             -
  130        10.53         10.53         10.53        10.53         10.53           -             -             -             -
  131        10.87         10.87         10.87        10.87         10.87           -             -             -             -
  132        10.52         10.52         10.52        10.52         10.52           -             -             -             -
  133        10.51         10.51         10.51        10.51         10.51           -             -             -             -
  134        11.23         11.23         11.23        11.23         11.23           -             -             -             -
  135        10.50         10.50         10.50        10.50           -             -             -             -             -
  136        10.84         10.84         10.84        10.84           -             -             -             -             -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                   Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period  M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   M-5 Cap (%)   M-6 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------ ------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360   Actual/360

  137        10.49         10.49         10.49        10.49           -             -             -             -             -
  138        10.83         10.83         10.83        10.83           -             -             -             -             -
  139        10.48         10.48         10.48        10.48           -             -             -             -             -
  140        10.47         10.47         10.47        10.47           -             -             -             -             -
  141        10.81         10.81         10.81        10.81           -             -             -             -             -
  142        10.46         10.46         10.46          -             -             -             -             -             -
  143        10.80         10.80         10.80          -             -             -             -             -             -
  144        10.45         10.45         10.45          -             -             -             -             -             -
  145        10.44         10.44         10.44          -             -             -             -             -             -
  146        11.56         11.56         11.56          -             -             -             -             -             -
  147        10.43         10.43         10.43          -             -             -             -             -             -
  148        10.77         10.77           -            -             -             -             -             -             -
  149        10.42         10.42           -            -             -             -             -             -             -
  150        10.76         10.76           -            -             -             -             -             -             -
  151        10.41         10.41           -            -             -             -             -             -             -
  152        10.41         10.41           -            -             -             -             -             -             -
  153        10.75         10.75           -            -             -             -             -             -             -
  154        10.40         10.40           -            -             -             -             -             -             -
  155        10.74         10.74           -            -             -             -             -             -             -
  156        10.38           -             -            -             -             -             -             -             -
  157        10.38           -             -            -             -             -             -             -             -
  158        11.49           -             -            -             -             -             -             -             -
  159        10.37           -             -            -             -             -             -             -             -
  160        10.71           -             -            -             -             -             -             -             -
  161        10.36           -             -            -             -             -             -             -             -
  162        10.70           -             -            -             -             -             -             -             -
  163          -             -             -            -             -             -             -             -             -



(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Interest Rate Cap Schedules

           Group I Class A Certificate Cap       Group II Class A Certificate Cap        Group III Class A Certificate Cap
         -----------------------------------    -----------------------------------     -----------------------------------
Period   Balance ($)     Strike %  Ceiling %    Balance ($)     Strike %  Ceiling %     Balance ($)     Strike %  Ceiling %
   1     371,995,000.00    6.55       9.75      629,181,000.00    6.60       9.80       399,568,000.00    6.55       9.85
   2     361,513,825.86    6.55       9.75      610,876,896.53    6.60       9.80       388,246,448.07    6.55       9.85
   3     351,171,304.05    6.55       9.75      592,874,255.39    6.60       9.80       377,083,783.05    6.55       9.85
   4     340,962,504.35    6.55       9.75      575,163,056.71    6.60       9.80       366,074,396.17    6.55       9.85
   5     330,882,871.20    6.55       9.75      557,733,907.22    6.60       9.80       355,213,138.19    6.55       9.85
   6     320,928,485.99    6.55       9.75      540,578,307.41    6.60       9.80       344,495,483.57    6.55       9.85
   7     311,096,017.96    6.55       9.75      523,688,635.16    6.60       9.80       333,917,518.98    6.55       9.85
   8     301,382,710.53    6.55       9.75      507,058,126.46    6.60       9.80       323,475,929.43    6.60       9.85
   9     291,786,365.48    6.60       9.75      490,680,997.46    6.65       9.80       313,167,982.30    6.60       9.85
  10     282,305,327.76    6.60       9.75      474,552,122.31    6.65       9.80       302,991,509.14    6.60       9.85
  11     272,938,456.80    6.60       9.75      458,667,158.12    6.65       9.80       292,945,184.65    6.60       9.85
  12     263,685,170.36    6.60       9.75      443,023,020.89    6.65       9.80       283,027,889.86    6.60       9.85
  13     254,546,860.05    6.65       9.75      427,617,908.16    6.65       9.80       273,239,656.93    6.60       9.85
  14     245,649,225.10    6.65       9.75      412,538,292.24    6.65       9.80       263,694,159.12    6.65       9.85
  15     236,985,917.80    6.65       9.75      397,858,156.66    6.65       9.80       254,400,097.96    6.65       9.85
  16     228,550,758.26    6.65       9.75      383,567,288.43    6.75       9.80       245,350,837.89    6.65       9.85
  17     220,337,729.97    6.70       9.75      369,655,344.34    6.75       9.80       236,539,918.92    6.65       9.85
  18     212,340,975.47    6.70       9.75      356,112,269.34    6.75       9.80       227,960,827.04    6.65       9.85
  19     204,554,837.30    6.70       9.75      342,928,275.66    6.75       9.80       219,607,675.22    6.65       9.85
  20     196,973,716.01    6.70       9.75      330,093,835.66    6.75       9.80       211,474,502.34    6.65       9.85
  21     189,592,213.07    6.70       9.75      317,599,698.50    6.75       9.80       203,555,513.02    6.65       9.85
  22     182,433,743.23    8.45       9.75      305,406,810.10    8.25       9.80       195,841,159.94    8.35       9.85
  23     175,463,009.67    8.45       9.75      293,582,772.42    8.25       9.80       188,350,622.57    8.35       9.85
  24     168,675,082.05    8.45       9.75      282,071,670.22    8.25       9.80       181,056,822.03    8.35       9.85
  25     162,065,159.88    8.45       9.75      270,865,217.79    8.25       9.80       173,954,574.74    8.35       9.85
  26     155,628,569.04    8.45       9.75      259,955,349.16    8.25       9.80       167,038,842.07    8.35       9.85
  27     149,360,758.48    8.45       9.75      249,334,212.24    8.25       9.80       160,304,718.28    8.35       9.85
  28     143,257,296.93    9.40       9.75      238,994,163.18    9.25       9.80       153,747,832.53    9.40       9.85
  29     137,313,869.79    9.40       9.75      228,927,761.42    9.25       9.80       147,363,115.36    9.40       9.85
  30     131,526,275.98    9.40       9.75      219,127,762.42    9.25       9.80       141,146,031.89    9.40       9.85
  31     125,890,425.01    9.40       9.75      209,587,114.37    9.25       9.80       135,092,174.48    9.40       9.85
  32     120,402,334.03    9.40       9.75      200,298,952.38    9.25       9.80       129,197,251.69    9.40       9.85
  33          -             -          -              -            -          -               -             -         -


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Interest Rate Cap Schedules

                     Class M Cap                             Class B Cap
          -----------------------------------    -----------------------------------
Period    Balance ($)     Strike %  Ceiling %    Balance ($)     Strike %  Ceiling %
   1      213,324,000.00    5.90       8.60      52,260,000.00     4.70       7.40
   2      213,324,000.00    5.90       8.60      52,260,000.00     4.70       7.40
   3      213,324,000.00    5.90       8.60      52,260,000.00     4.70       7.40
   4      213,324,000.00    5.90       8.60      52,260,000.00     4.70       7.40
   5      213,324,000.00    5.90       8.60      52,260,000.00     4.70       7.40
   6      213,324,000.00    5.90       8.60      52,260,000.00     4.70       7.40
   7      213,324,000.00    5.90       8.60      52,260,000.00     4.70       7.40
   8      213,324,000.00    5.90       8.60      52,260,000.00     4.70       7.40
   9      213,324,000.00    5.90       8.60      52,260,000.00     4.70       7.40
  10      213,324,000.00    5.90       8.60      52,260,000.00     4.70       7.40
  11      213,324,000.00    5.90       8.60      52,260,000.00     4.70       7.40
  12      213,324,000.00    5.90       8.60      52,260,000.00     4.70       7.40
  13      213,324,000.00    5.90       8.60      52,260,000.00     4.70       7.40
  14      213,324,000.00    5.90       8.60      52,260,000.00     4.70       7.40
  15      213,324,000.00    5.90       8.60      52,260,000.00     4.70       7.40
  16      213,324,000.00    5.90       8.60      52,260,000.00     4.70       7.40
  17      213,324,000.00    5.90       8.60      52,260,000.00     4.70       7.40
  18      213,324,000.00    5.90       8.60      52,260,000.00     4.70       7.40
  19      213,324,000.00    5.90       8.60      52,260,000.00     4.70       7.40
  20      213,324,000.00    5.90       8.60      52,260,000.00     4.70       7.40
  21      213,324,000.00    5.90       8.60      52,260,000.00     4.70       7.40
  22      213,324,000.00    7.35       8.85      52,260,000.00     6.15       7.65
  23      213,324,000.00    7.35       8.85      52,260,000.00     6.15       7.65
  24      213,324,000.00    7.35       8.85      52,260,000.00     6.15       7.65
  25      213,324,000.00    7.35       8.85      52,260,000.00     6.15       7.65
  26      213,324,000.00    7.35       8.85      52,260,000.00     6.15       7.65
  27      213,324,000.00    7.35       8.85      52,260,000.00     6.15       7.65
  28      213,324,000.00    8.10       9.10      52,260,000.00     6.90       7.90
  29      213,324,000.00    8.10       9.10      52,260,000.00     6.90       7.90
  30      213,324,000.00    8.10       9.10      52,260,000.00     6.90       7.90
  31      213,324,000.00    8.10       9.10      52,260,000.00     6.90       7.90
  32      213,324,000.00    8.10       9.10      52,260,000.00     6.90       7.90
  33      213,324,000.00    8.10       9.10      52,260,000.00     6.90       7.90
  34      213,324,000.00    9.10       9.40      52,260,000.00     7.90       8.20
  35      213,324,000.00    9.10       9.40      52,260,000.00     7.90       8.20
  36      213,324,000.00    9.10       9.40      52,260,000.00     7.90       8.20
  37      213,324,000.00    9.10       9.40      52,260,000.00     7.90       8.20
  38           -             -          -              -            -          -



--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                     MORGAN STANLEY
                     MSAC 2005-HE1

                      All records


Selection Criteria: All records
Table of Contents

1. Summary Statistics
2. Originator
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Stated Original Term (months)
7. Range of Stated Remaining Terms (months)
8. Range of Combined Original LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Mortgage Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term
22. Lien Position
23. Interest Only Term



1. Summary Statistics

Number of Mortgage Loans: 10,339
Aggregate Principal Balance ($): 1,713,448,448
Weighted Average Current Mortgage Rate (%): 7.260
Non-Zero Weighted Average Margin (%): 5.857
Non-Zero Weighted Average Maximum Rate (%): 13.717
Weighted Average Stated Original Term (months): 356
Weighted Average Stated Remaining Term (months): 353
Weighted Average Combined Original LTV (%): 78.99
% First Liens: 99.32
% Owner Occupied: 95.06
% Purchase: 30.79
% Full Doc: 57.76
Non-Zero Weighted Average Credit Score: 615




2. Originator

----------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                    Pool by
                                                   Aggregate       Aggregate     Weighted     Weighted      Weighted
                                     Number         Cut-off         Cut-off      Average       Average      Average      Weighted
                                       of            Date            Date         Gross       Remaining     Combined      Average
                                    Mortgage       Principal       Principal     Interest       Term        Original       FICO
Originator                           Loans        Balance ($)       Balance      Rate (%)     (months)        LTV          Score
----------------------------------------------------------------------------------------------------------------------------------
Accredited                               605        96,211,480          5.62        7.409           353        81.99          623
Decision One                           1,996       304,006,722         17.74        7.196           355        79.13          611
New Century                            3,958       691,814,246         40.38        7.192           352        79.78          620
Option One                             3,780       621,416,000         36.27        7.343           352        77.57          609
----------------------------------------------------------------------------------------------------------------------------------
Total:                                10,339     1,713,448,448           100         7.26           353        78.99          615
----------------------------------------------------------------------------------------------------------------------------------



3. Product Types

----------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                    Pool by
                                                   Aggregate       Aggregate     Weighted     Weighted      Weighted
                                     Number         Cut-off         Cut-off      Average       Average      Average      Weighted
                                       of            Date            Date         Gross       Remaining     Combined      Average
                                    Mortgage       Principal       Principal     Interest       Term        Original       FICO
Product Types                        Loans        Balance ($)       Balance      Rate (%)     (months)        LTV          Score
----------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                            9           654,557          0.04        7.329           116        62.77          590
Fixed - 15 Year                          232        21,405,505          1.25        7.494           178        72.46          620
Fixed - 20 Year                          254        16,874,332          0.98        8.237           236        81.07          618
Fixed - 25 Year                            2           191,530          0.01        7.931           297        82.12          611
Fixed - 30 Year                        2,185       339,293,801          19.8        7.247           356        76.64          631
Fixed - IO 30 Year                        24         4,895,858          0.29        7.052           356        84.42          656
Balloon - 15/30                            1           102,263          0.01         6.05           177           80          630
ARM - 6 Month                              2           351,329          0.02        7.528           356        73.28          632
ARM - 2 Year/6 Month                   5,949     1,009,345,893         58.91        7.345           356        79.43          602
ARM - 3 Year/6 Month                     971       145,859,838          8.51        7.188           357        80.01          617
ARM - 15 Year/6 Month                      1            59,705             0         11.6           355           65          604
ARM - 2 Year IO/6 Month                  610       151,118,852          8.82        6.815           356        80.72          648
ARM - 3 Year IO/6 Month                   82        18,244,655          1.06        6.522           356        80.41          666
ARM - 10 Year IO/1 Month                  17         5,050,329          0.29        5.098           297        79.24          728
----------------------------------------------------------------------------------------------------------------------------------
Total:                                10,339     1,713,448,448           100         7.26           353        78.99          615
----------------------------------------------------------------------------------------------------------------------------------




4. Range of Gross Interest Rates (%)

----------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                    Pool by
                                                   Aggregate       Aggregate     Weighted     Weighted      Weighted
                                     Number         Cut-off         Cut-off      Average       Average      Average      Weighted
                                       of            Date            Date         Gross       Remaining     Combined      Average
                                    Mortgage       Principal       Principal     Interest       Term        Original       FICO
Range of Gross Interest Rates (%)    Loans        Balance ($)       Balance      Rate (%)     (months)        LTV          Score
----------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                             10         2,364,728          0.14        4.858           327        72.32          670
5.000 - 5.999                            709       161,211,499          9.41        5.702           354        74.94          645
6.000 - 6.999                          3,275       637,333,513          37.2        6.597           353        77.67          632
7.000 - 7.999                          3,447       561,511,121         32.77        7.505           353        80.55          610
8.000 - 8.999                          1,933       259,987,154         15.17        8.459           352        80.76          579
9.000 - 9.999                            638        67,642,619          3.95        9.447           349        80.55          564
10.000 - 10.999                          203        16,020,918          0.94       10.417           338        81.01          566
11.000 - 11.999                          116         6,961,109          0.41       11.406           324        84.34          572
12.000 - 12.999                            8           415,786          0.02       12.309           312        77.63          562
----------------------------------------------------------------------------------------------------------------------------------
Total:                                10,339     1,713,448,448           100         7.26           353        78.99          615
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.600
Maximum: 12.800
Weighted Average: 7.260




5. Range of Cut-off Date Principal Balances ($)

----------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                    Pool by
                                                   Aggregate       Aggregate     Weighted     Weighted      Weighted
                                     Number         Cut-off         Cut-off      Average       Average      Average      Weighted
                                       of            Date            Date         Gross       Remaining     Combined      Average
Range of Cut-off Date               Mortgage       Principal       Principal     Interest       Term        Original       FICO
Principal Balances ($)               Loans        Balance ($)       Balance      Rate (%)     (months)        LTV          Score
----------------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                23           522,083          0.03        10.76           235        99.96          626
25,001 - 50,000                          273        11,754,910          0.69        9.095           291        78.21          608
50,001 - 75,000                        1,370        86,378,996          5.04        8.164           340        78.15          601
75,001 - 100,000                       1,498       131,748,475          7.69        7.804           348         78.8          604
100,001 - 125,000                      1,354       152,230,432          8.88        7.504           351        79.43          608
125,001 - 150,000                      1,228       168,455,218          9.83        7.364           354         78.5          608
150,001 - 175,000                        911       147,172,875          8.59        7.339           352        78.26          611
175,001 - 200,000                        757       142,361,654          8.31        7.224           355        78.05          609
200,001 - 225,000                        579       122,790,275          7.17        7.105           356        79.13          616
225,001 - 250,000                        512       121,963,967          7.12        7.078           355        77.44          611
250,001 - 275,000                        374        98,042,648          5.72        7.029           355        78.66          618
275,001 - 300,000                        338        97,105,603          5.67        7.016           356        79.14          617
300,001 - 325,000                        252        78,717,479          4.59        6.984           356        80.67          617
325,001 - 350,000                        219        73,984,523          4.32        6.985           354        79.54          631
350,001 - 375,000                        173        62,492,220          3.65        6.944           352        81.64          630
375,001 - 400,000                        165        64,219,152          3.75        7.029           353        80.09          625
400,001 - 425,000                         68        28,046,793          1.64         6.88           356        81.05          619
425,001 - 450,000                         62        27,162,801          1.59        6.828           356        79.78          627
450,001 - 475,000                         48        22,219,151           1.3        6.869           356         83.9          647
475,001 - 500,000                         54        26,549,332          1.55        6.954           356        76.18          632
500,001 - 750,000                         75        44,011,284          2.57        6.681           355         79.5          633
750,001 - 1,000,000                        5         4,438,577          0.26        6.382           356        78.81          627
1,000,001 >=                               1         1,080,000          0.06          5.5           356           75          711
----------------------------------------------------------------------------------------------------------------------------------
Total:                                10,339     1,713,448,448           100         7.26           353        78.99          615
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 19,869
Maximum: 1,080,000
Average: 165,727




6. Stated Original Term (months)

----------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                    Pool by
                                                   Aggregate       Aggregate     Weighted     Weighted      Weighted
                                     Number         Cut-off         Cut-off      Average       Average      Average      Weighted
                                       of            Date            Date         Gross       Remaining     Combined      Average
                                    Mortgage       Principal       Principal     Interest       Term        Original       FICO
Stated Original Term (months)        Loans        Balance ($)       Balance      Rate (%)     (months)        LTV          Score
----------------------------------------------------------------------------------------------------------------------------------
120                                        9           654,557          0.04        7.329           116        62.77          590
180                                      241        22,063,576          1.29        7.494           176        72.35          618
240                                      254        16,874,332          0.98        8.237           236        81.07          618
300                                       19         5,241,859          0.31        5.201           297        79.35          724
360                                    9,816     1,668,614,123         97.38        7.253           356        79.06          614
----------------------------------------------------------------------------------------------------------------------------------
Total:                                10,339     1,713,448,448           100         7.26           353        78.99          615
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 356




7. Range of Stated Remaining Terms (months)

----------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                    Pool by
                                                   Aggregate       Aggregate     Weighted     Weighted      Weighted
                                     Number         Cut-off         Cut-off      Average       Average      Average      Weighted
                                       of            Date            Date         Gross       Remaining     Combined      Average
Range of Stated                     Mortgage       Principal       Principal     Interest       Term        Original       FICO
Remaining Terms (months)             Loans        Balance ($)       Balance      Rate (%)     (months)        LTV          Score
----------------------------------------------------------------------------------------------------------------------------------
109 - 120                                  9           654,557          0.04        7.329           116        62.77          590
157 - 168                                  1            63,390             0            8           167           60          583
169 - 180                                240        22,000,186          1.28        7.492           176        72.38          618
229 - 240                                254        16,874,332          0.98        8.237           236        81.07          618
289 - 300                                 19         5,241,859          0.31        5.201           297        79.35          724
349 - 360                              9,816     1,668,614,123         97.38        7.253           356        79.06          614
----------------------------------------------------------------------------------------------------------------------------------
Total:                                10,339     1,713,448,448           100         7.26           353        78.99          615
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 111
Maximum: 358
Weighted Average: 353




8. Range of Combined Original LTV Ratios (%)

----------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                    Pool by
                                                   Aggregate       Aggregate     Weighted     Weighted      Weighted
                                     Number         Cut-off         Cut-off      Average       Average      Average      Weighted
                                       of            Date            Date         Gross       Remaining     Combined      Average
Range of Combined                   Mortgage       Principal       Principal     Interest       Term        Original       FICO
Original LTV Ratios (%)              Loans        Balance ($)       Balance      Rate (%)     (months)        LTV          Score
----------------------------------------------------------------------------------------------------------------------------------
<= 10.00                                   1            69,800             0         6.25           357         8.64          607
10.01 - 15.00                              4           263,035          0.02        7.122           356        12.71          652
15.01 - 20.00                             11           987,192          0.06         7.42           338        17.55          610
20.01 - 25.00                             15         1,108,460          0.06        7.246           332        22.57          578
25.01 - 30.00                             17         1,479,770          0.09        7.117           322        27.72          580
30.01 - 35.00                             40         4,654,555          0.27        7.023           340        32.45          595
35.01 - 40.00                             43         6,087,725          0.36        7.032           348        37.93          609
40.01 - 45.00                             79        11,090,638          0.65        6.813           338        42.49          605
45.01 - 50.00                            159        23,048,949          1.35        7.056           343        48.21          601
50.01 - 55.00                            165        24,986,913          1.46        6.965           349        52.75          594
55.01 - 60.00                            273        43,496,580          2.54        6.965           350        57.83          591
60.01 - 65.00                            495        85,699,976             5        7.048           351        63.47          595
65.01 - 70.00                            629       112,622,219          6.57        7.148           352        68.56          596
70.01 - 75.00                            932       169,259,967          9.88        7.277           352        73.94          591
75.01 - 80.00                          3,611       580,542,538         33.88        7.145           354        79.64          625
80.01 - 85.00                          1,391       239,225,600         13.96        7.359           353        84.41          607
85.01 - 90.00                          1,607       289,865,028         16.92        7.403           355        89.56          623
90.01 - 95.00                            537        92,923,170          5.42        7.485           352        94.68          639
95.01 - 100.00                           330        26,036,332          1.52        8.837           333        99.78          655
----------------------------------------------------------------------------------------------------------------------------------
Total:                                10,339     1,713,448,448           100         7.26           353        78.99          615
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 8.64
Maximum: 100.00
Weighted Average: 78.99




9. Range of Gross Margins (%)

----------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                    Pool by
                                                   Aggregate       Aggregate     Weighted     Weighted      Weighted
                                     Number         Cut-off         Cut-off      Average       Average      Average      Weighted
                                       of            Date            Date         Gross       Remaining     Combined      Average
                                    Mortgage       Principal       Principal     Interest       Term        Original       FICO
Range of Gross Margins (%)           Loans        Balance ($)       Balance      Rate (%)     (months)        LTV          Score
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       2,707       383,417,847         22.38        7.302           340        76.68          630
<= 3.500                                  39         9,717,323          0.57        5.389           326        74.68          687
3.501 - 4.000                             87        19,580,605          1.14        5.833           355        73.52          649
4.001 - 4.500                            224        45,854,882          2.68        6.171           355        76.52          646
4.501 - 5.000                            407        77,739,689          4.54        6.639           356        76.29          625
5.001 - 5.500                          1,976       354,035,404         20.66        6.906           356        81.21          616
5.501 - 6.000                          1,955       387,636,193         22.62         7.24           356        80.31          623
6.001 - 6.500                            899       144,730,973          8.45        7.398           356        78.52          591
6.501 - 7.000                            872       133,642,863           7.8        7.677           356        78.78          588
7.001 - 7.500                            481        67,208,687          3.92        7.955           356        81.06          582
7.501 - 8.000                            335        46,260,480           2.7        8.524           356        79.87          571
8.001 - 8.500                            193        25,327,744          1.48        8.844           356        78.75          563
8.501 - 9.000                            104        11,947,620           0.7         9.16           357        78.57          552
9.001 - 9.500                             40         4,077,308          0.24        9.691           357        76.83          543
9.501 - 10.000                            16         1,575,828          0.09       10.207           356        78.42          536
>10.000                                    4           695,003          0.04       11.416           357        74.09          519
----------------------------------------------------------------------------------------------------------------------------------
Total:                                10,339     1,713,448,448           100         7.26           353        78.99          615
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 11.140
Non-Zero Weighted Average: 5.857




10. Range of Minimum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                    Pool by
                                                   Aggregate       Aggregate     Weighted     Weighted      Weighted
                                     Number         Cut-off         Cut-off      Average       Average      Average      Weighted
                                       of            Date            Date         Gross       Remaining     Combined      Average
                                    Mortgage       Principal       Principal     Interest       Term        Original       FICO
Range of Minimum Mortgage Rates (%)  Loans        Balance ($)       Balance      Rate (%)     (months)        LTV          Score
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       2,707       383,417,847         22.38        7.302           340        76.68          630
<=5.000                                   15         3,989,087          0.23        4.988           316        74.11          687
5.001 - 5.500                            160        37,768,894           2.2        5.338           352        73.19          650
5.501 - 6.000                            519       118,042,998          6.89        5.839           356        75.81          638
6.001 - 6.500                            814       169,488,330          9.89        6.316           356         77.8          629
6.501 - 7.000                          1,549       295,196,510         17.23        6.817           356        79.77          625
7.001 - 7.500                          1,295       225,745,233         13.17        7.295           356        81.41          613
7.501 - 8.000                          1,295       211,908,785         12.37        7.791           356        81.61          599
8.001 - 8.500                            825       123,806,843          7.23        8.291           356        80.97          578
8.501 - 9.000                            639        83,214,265          4.86        8.785           356        80.61          567
9.001 - 9.500                            246        28,746,022          1.68        9.264           356        80.33          558
9.501 - 10.000                           173        20,834,592          1.22        9.768           356        79.91          555
10.001 -10.500                            52         5,912,120          0.35       10.231           356        75.67          534
10.501 - 11.000                           23         2,365,939          0.14       10.785           356        71.04          550
11.001 - 11.500                           16         1,886,621          0.11       11.263           356        69.08          521
11.501 - 12.000                            9           959,512          0.06       11.836           356        69.87          526
12.001 - 12.500                            2           164,849          0.01       12.395           357        64.26          536
----------------------------------------------------------------------------------------------------------------------------------
Total:                                10,339     1,713,448,448           100         7.26           353        78.99          615
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.600
Maximum: 12.450
Non-Zero Weighted Average: 7.247




11. Range of Maximum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                    Pool by
                                                   Aggregate       Aggregate     Weighted     Weighted      Weighted
                                     Number         Cut-off         Cut-off      Average       Average      Average      Weighted
                                       of            Date            Date         Gross       Remaining     Combined      Average
                                    Mortgage       Principal       Principal     Interest       Term        Original       FICO
Range of Maximum Mortgage Rates (%)  Loans        Balance ($)       Balance      Rate (%)     (months)        LTV          Score
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       2,707       383,417,847         22.38        7.302           340        76.68          630
<= 12.500                                863       181,286,419         10.58         5.93           354        75.19          629
12.501 - 13.000                        1,111       212,012,655         12.37        6.533           356        78.57          627
13.001 - 13.500                        1,108       204,156,847         11.91        6.874           356        80.05          619
13.501 - 14.000                        1,388       250,996,753         14.65        7.241           356        80.41          616
14.001 - 14.500                        1,045       176,259,268         10.29        7.681           356        81.59          605
14.501 - 15.000                        1,008       157,819,302          9.21        8.124           357        81.71          590
15.001 - 15.500                          517        74,120,373          4.33        8.514           357        80.58          572
15.501 - 16.000                          350        44,374,609          2.59        9.104           356        81.11          565
16.001 - 16.500                          126        15,818,433          0.92        9.534           356        80.28          558
16.501 - 17.000                           68         8,180,247          0.48         9.96           356        79.72          555
17.001 - 17.500                           28         3,052,338          0.18       10.814           356        70.93          524
17.501 - 18.000                           13         1,271,786          0.07       11.299           356        71.77          552
18.001 - 18.500                            3           264,722          0.02       11.574           357        66.61          526
18.501 - 19.000                            3           326,921          0.02       11.916           356         74.7          510
19.001 - 19.500                            1            89,928          0.01        12.35           357           75          549
----------------------------------------------------------------------------------------------------------------------------------
Total:                                10,339     1,713,448,448           100         7.26           353        78.99          615
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 7.000
Maximum: 19.350
Non-Zero Weighted Average: 13.717




12. Initial Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                    Pool by
                                                   Aggregate       Aggregate     Weighted     Weighted      Weighted
                                     Number         Cut-off         Cut-off      Average       Average      Average      Weighted
                                       of            Date            Date         Gross       Remaining     Combined      Average
                                    Mortgage       Principal       Principal     Interest       Term        Original       FICO
Initial Periodic Cap (%)             Loans        Balance ($)       Balance      Rate (%)     (months)        LTV          Score
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       2,707       383,417,847         22.38        7.302           340        76.68          630
1                                         19         2,865,269          0.17        7.369           357        77.18          599
1.5                                    2,952       561,272,975         32.76        7.156           357        80.32          618
2                                          1           476,957          0.03         5.75           354        74.42          791
3                                      4,660       765,415,400         44.67        7.315           356        79.18          604
----------------------------------------------------------------------------------------------------------------------------------
Total:                                10,339     1,713,448,448           100         7.26           353        78.99          615
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 2.362




13. Subsequent Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                    Pool by
                                                   Aggregate       Aggregate     Weighted     Weighted      Weighted
                                     Number         Cut-off         Cut-off      Average       Average      Average      Weighted
                                       of            Date            Date         Gross       Remaining     Combined      Average
                                    Mortgage       Principal       Principal     Interest       Term        Original       FICO
Subsequent Periodic Cap (%)          Loans        Balance ($)       Balance      Rate (%)     (months)        LTV          Score
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       2,707       383,417,847         22.38        7.302           340        76.68          630
1                                      4,279       695,960,376         40.62        7.327           356        78.93          602
1.5                                    3,336       629,019,896         36.71        7.177           357        80.46          618
3                                         17         5,050,329          0.29        5.098           297        79.24          728
----------------------------------------------------------------------------------------------------------------------------------
Total:                                10,339     1,713,448,448           100         7.26           353        78.99          615
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.244




14. Next Rate Adjustment Dates

----------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                    Pool by
                                                   Aggregate       Aggregate     Weighted     Weighted      Weighted
                                     Number         Cut-off         Cut-off      Average       Average      Average      Weighted
                                       of            Date            Date         Gross       Remaining     Combined      Average
                                    Mortgage       Principal       Principal     Interest       Term        Original       FICO
Next Rate Adjustment Dates           Loans        Balance ($)       Balance      Rate (%)     (months)        LTV          Score
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       2,707       383,417,847         22.38        7.302           340        76.68          630
Feb-05                                    17         5,050,329          0.29        5.098           297        79.24          728
Mar-05                                     2           351,329          0.02        7.528           356        73.28          632
Feb-06                                     2           214,559          0.01        7.425           349        81.53          630
Mar-06                                     5         1,244,311          0.07        6.622           350        80.76          653
Apr-06                                     9         1,239,555          0.07        6.694           351        83.86          626
May-06                                    10         2,589,845          0.15        6.715           352        82.23          620
Jun-06                                    24         3,552,664          0.21         6.66           353        78.14          599
Jul-06                                    61        12,663,133          0.74        7.068           354        75.33          619
Aug-06                                   540        88,207,171          5.15        7.704           355        78.07          613
Sep-06                                 3,163       559,604,601         32.66        7.271           356        79.45          607
Oct-06                                 2,716       486,089,807         28.37        7.223           357        80.16          607
Nov-06                                    29         5,059,099           0.3        6.906           358        79.07          628
May-07                                     7           927,103          0.05        6.479           353        78.09          601
Jun-07                                     3           480,287          0.03        6.925           353        70.01          624
Jul-07                                    17         3,076,708          0.18        6.841           354        78.49          650
Aug-07                                    93        13,829,332          0.81        7.268           355        81.15          634
Sep-07                                   603        91,516,983          5.34        7.202           356        79.66          619
Oct-07                                   325        53,070,087           3.1        6.957           357         80.7          623
Nov-07                                     5         1,203,992          0.07        6.745           358        78.69          623
Aug-19                                     1            59,705             0         11.6           355           65          604
----------------------------------------------------------------------------------------------------------------------------------
Total:                                10,339     1,713,448,448           100         7.26           353        78.99          615
----------------------------------------------------------------------------------------------------------------------------------




15. Geographic Distribution of Mortgaged Properties

----------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                    Pool by
                                                   Aggregate       Aggregate     Weighted     Weighted      Weighted
                                     Number         Cut-off         Cut-off      Average       Average      Average      Weighted
                                       of            Date            Date         Gross       Remaining     Combined      Average
Geographic Distribution             Mortgage       Principal       Principal     Interest       Term        Original       FICO
of Mortgaged Properties              Loans        Balance ($)       Balance      Rate (%)     (months)        LTV          Score
----------------------------------------------------------------------------------------------------------------------------------
California                             1,701       422,999,415         24.69        6.833           355        76.73          622
New York                                 596       138,880,042          8.11        7.158           352        76.02          623
Florida                                  859       118,823,095          6.93        7.496           352        79.36          605
Massachusetts                            425        94,851,294          5.54        7.002           355        76.03          618
New Jersey                               402        83,531,097          4.88         7.44           354        78.88          604
Texas                                    650        64,715,413          3.78         7.92           336        79.98          600
Illinois                                 383        59,612,455          3.48        7.517           353         80.8          612
Virginia                                 322        53,697,340          3.13        7.499           354        79.91          601
Maryland                                 270        51,859,309          3.03        7.379           354        79.76          607
Pennsylvania                             394        50,769,910          2.96        7.452           350         81.3          606
Michigan                                 358        41,378,970          2.41        7.773           355        81.06          609
Nevada                                   190        39,125,108          2.28        7.119           356        78.45          614
Washington                               210        37,095,469          2.16        6.994           354        82.22          632
Arizona                                  268        35,313,113          2.06         7.22           353         82.4          627
Georgia                                  259        33,120,141          1.93        7.794           348        83.51          607
Other                                  3,052       387,676,276         22.63        7.433           352        80.99          613
----------------------------------------------------------------------------------------------------------------------------------
Total:                                10,339     1,713,448,448           100         7.26           353        78.99          615
----------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 51




16. Occupancy

----------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                    Pool by
                                                   Aggregate       Aggregate     Weighted     Weighted      Weighted
                                     Number         Cut-off         Cut-off      Average       Average      Average      Weighted
                                       of            Date            Date         Gross       Remaining     Combined      Average
                                    Mortgage       Principal       Principal     Interest       Term        Original       FICO
Occupancy                            Loans        Balance ($)       Balance      Rate (%)     (months)        LTV          Score
----------------------------------------------------------------------------------------------------------------------------------
Primary                                9,757     1,628,861,255         95.06        7.237           353        78.91          613
Investment                               247        38,845,301          2.27        7.626           353        81.39          661
Non-Owner Occupied                       260        35,486,329          2.07        7.875           353        79.73          647
Second Home                               75        10,255,563           0.6        7.427           350        79.43          633
----------------------------------------------------------------------------------------------------------------------------------
Total:                                10,339     1,713,448,448           100         7.26           353        78.99          615
----------------------------------------------------------------------------------------------------------------------------------




17. Property Type

----------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                    Pool by
                                                   Aggregate       Aggregate     Weighted     Weighted      Weighted
                                     Number         Cut-off         Cut-off      Average       Average      Average      Weighted
                                       of            Date            Date         Gross       Remaining     Combined      Average
                                    Mortgage       Principal       Principal     Interest       Term        Original       FICO
Property Type                        Loans        Balance ($)       Balance      Rate (%)     (months)        LTV          Score
----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                8,250     1,308,904,692         76.39        7.272           352        78.83          611
2-4 Family                               715       161,594,265          9.43        7.197           354        77.87          637
Planned Unit Development                 762       145,192,583          8.47        7.234           354        80.62          615
Condo                                    589        94,653,321          5.52        7.243           354        80.59          630
Manufactured Housing                      23         3,103,588          0.18        7.013           352        79.63          650
----------------------------------------------------------------------------------------------------------------------------------
Total:                                10,339     1,713,448,448           100         7.26           353        78.99          615
----------------------------------------------------------------------------------------------------------------------------------




18. Loan Purpose

----------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                    Pool by
                                                   Aggregate       Aggregate     Weighted     Weighted      Weighted
                                     Number         Cut-off         Cut-off      Average       Average      Average      Weighted
                                       of            Date            Date         Gross       Remaining     Combined      Average
                                    Mortgage       Principal       Principal     Interest       Term        Original       FICO
Loan Purpose                         Loans        Balance ($)       Balance      Rate (%)     (months)        LTV          Score
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                    6,233     1,070,270,263         62.46        7.228           352        76.96          601
Purchase                               3,304       527,644,079         30.79        7.313           355        82.88          642
Refinance - Rate Term                    802       115,534,106          6.74        7.315           349        79.94          613
----------------------------------------------------------------------------------------------------------------------------------
Total:                                10,339     1,713,448,448           100         7.26           353        78.99          615
----------------------------------------------------------------------------------------------------------------------------------




19. Documentation Level

----------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                    Pool by
                                                   Aggregate       Aggregate     Weighted     Weighted      Weighted
                                     Number         Cut-off         Cut-off      Average       Average      Average      Weighted
                                       of            Date            Date         Gross       Remaining     Combined      Average
                                    Mortgage       Principal       Principal     Interest       Term        Original       FICO
Documentation Level                  Loans        Balance ($)       Balance      Rate (%)     (months)        LTV          Score
----------------------------------------------------------------------------------------------------------------------------------
Full                                   6,604       989,763,839         57.76        7.202           352        79.51          604
Stated Documentation                   3,455       670,053,080         39.11        7.359           354        78.08          630
Limited                                  280        53,631,529          3.13        7.094           352         80.6          617
----------------------------------------------------------------------------------------------------------------------------------
Total:                                10,339     1,713,448,448           100         7.26           353        78.99          615
----------------------------------------------------------------------------------------------------------------------------------




20. Credit Score

----------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                    Pool by
                                                   Aggregate       Aggregate     Weighted     Weighted      Weighted
                                     Number         Cut-off         Cut-off      Average       Average      Average      Weighted
                                       of            Date            Date         Gross       Remaining     Combined      Average
                                    Mortgage       Principal       Principal     Interest       Term        Original       FICO
Credit Score                         Loans        Balance ($)       Balance      Rate (%)     (months)        LTV          Score
----------------------------------------------------------------------------------------------------------------------------------
NA                                        17         1,645,101           0.1        8.548           348        77.21            0
500 - 524                                562        81,992,107          4.79        8.367           353        72.94          514
525 - 549                              1,087       161,460,874          9.42         8.09           353        74.82          537
550 - 574                              1,285       199,978,663         11.67        7.693           353        76.29          562
575 - 599                              1,412       229,470,335         13.39        7.292           354        78.67          587
600 - 624                              1,961       324,367,348         18.93        7.074           353        80.26          612
625 - 649                              1,599       270,722,172          15.8        6.982           352        80.91          637
650 - 674                              1,149       201,667,739         11.77        6.977           352        81.09          661
675 - 699                                625       117,313,492          6.85        6.762           353        80.29          686
700 - 724                                332        64,568,224          3.77        6.754           353        81.84          711
725 - 749                                174        33,415,972          1.95        6.695           350        81.76          735
750 - 774                                 94        18,375,787          1.07        6.605           350        79.63          762
775 - 799                                 37         7,793,458          0.45        6.471           345        76.67          785
800 +                                      5           677,175          0.04        7.099           320         80.5          804
----------------------------------------------------------------------------------------------------------------------------------
Total:                                10,339     1,713,448,448           100         7.26           353        78.99          615
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 810
Non-Zero Weighted Average: 615




21. Prepayment Penalty Term

----------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                    Pool by
                                                   Aggregate       Aggregate     Weighted     Weighted      Weighted
                                     Number         Cut-off         Cut-off      Average       Average      Average      Weighted
                                       of            Date            Date         Gross       Remaining     Combined      Average
                                    Mortgage       Principal       Principal     Interest       Term        Original       FICO
Prepayment Penalty Term              Loans        Balance ($)       Balance      Rate (%)     (months)        LTV          Score
----------------------------------------------------------------------------------------------------------------------------------
0                                      2,358       381,327,503         22.25        7.564           350        79.53          610
6                                          2           318,511          0.02        8.207           355        89.75          636
12                                       499       103,766,944          6.06        7.092           351        75.73          632
24                                     4,918       846,881,602         49.43        7.199           356        79.57          609
36                                     2,459       367,619,349         21.45        7.116           348        77.83          628
42                                         1            90,200          0.01            9           356           80          507
48                                         2           280,681          0.02         7.81           356           85          566
60                                       100        13,163,657          0.77        7.645           351        83.72          617
----------------------------------------------------------------------------------------------------------------------------------
Total:                                10,339     1,713,448,448           100         7.26           353        78.99          615
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 6
Maximum: 60
Non-Zero Weighted Average: 27




22. Lien Position

----------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                    Pool by
                                                   Aggregate       Aggregate     Weighted     Weighted      Weighted
                                     Number         Cut-off         Cut-off      Average       Average      Average      Weighted
                                       of            Date            Date         Gross       Remaining     Combined      Average
Lien                                Mortgage       Principal       Principal     Interest       Term        Original       FICO
Position                             Loans        Balance ($)       Balance      Rate (%)     (months)        LTV          Score
----------------------------------------------------------------------------------------------------------------------------------
1st Lien                              10,095     1,701,722,053         99.32        7.238           353        78.88          614
2nd Lien                                 244        11,726,394          0.68       10.444           300        94.02          634
----------------------------------------------------------------------------------------------------------------------------------
Total:                                10,339     1,713,448,448           100         7.26           353        78.99          615
----------------------------------------------------------------------------------------------------------------------------------




23. Interest Only Term

----------------------------------------------------------------------------------------------------------------------------------
                                                                   % of
                                                                   Mortgage
                                                                    Pool by
                                                   Aggregate       Aggregate     Weighted     Weighted      Weighted
                                     Number         Cut-off         Cut-off      Average       Average      Average      Weighted
                                       of            Date            Date         Gross       Remaining     Combined      Average
                                    Mortgage       Principal       Principal     Interest       Term        Original       FICO
Interest Only Term                   Loans        Balance ($)       Balance      Rate (%)     (months)        LTV          Score
----------------------------------------------------------------------------------------------------------------------------------
0                                      9,606     1,534,138,753         89.54         7.32           352        78.78          610
24                                       447       109,737,474           6.4        6.889           356        80.58          651
36                                        38         9,160,935          0.53         6.72           356        77.16          660
60                                       231        55,360,957          3.23        6.608           356        81.82          647
120                                       17         5,050,329          0.29        5.098           297        79.24          728
----------------------------------------------------------------------------------------------------------------------------------
Total:                                10,339     1,713,448,448           100         7.26           353        78.99          615
----------------------------------------------------------------------------------------------------------------------------------





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

          MORGAN STANLEY
           MSAC 2005-HE1

              Group 1


Selection Criteria: Group 1
Table of Contents

1. Summary Statistics
2. Originator
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Stated Original Term (months)
7. Range of Stated Remaining Terms (months)
8. Range of Combined Original LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Mortgage Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term
22. Lien Position
23. Interest Only Term



1. Summary Statistics

Number of Mortgage Loans: 3,040
Aggregate Principal Balance ($): 455,039,920
Weighted Average Current Mortgage Rate (%): 7.374
Non-Zero Weighted Average Margin (%): 5.694
Non-Zero Weighted Average Maximum Rate (%): 13.425
Weighted Average Stated Original Term (months): 356
Weighted Average Stated Remaining Term (months): 352
Weighted Average Combined Original LTV (%): 77.60
% First Liens: 99.52
% Owner Occupied: 94.79
% Purchase: 29.13
% Full Doc: 67.74
Non-Zero Weighted Average Credit Score: 606




2. Originator

---------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                     Pool by
                                                    Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number          Cut-off         Cut-off      Average     Average      Average      Weighted
                                       of             Date             Date        Gross     Remaining     Combined     Average
                                    Mortgage        Principal       Principal    Interest       Term       Original       FICO
Originator                           Loans         Balance ($)       Balance     Rate (%)     (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
Option One                             3,040         455,039,920       100.00       7.374          352        77.60          606
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,040         455,039,920       100.00       7.374          352        77.60          606
---------------------------------------------------------------------------------------------------------------------------------




3. Product Types

---------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                     Pool by
                                                    Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number          Cut-off         Cut-off      Average     Average      Average      Weighted
                                       of             Date             Date        Gross     Remaining     Combined     Average
                                    Mortgage        Principal       Principal    Interest       Term       Original       FICO
Product Types                        Loans         Balance ($)       Balance     Rate (%)     (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                            5             420,044         0.09       7.366          116        62.86          596
Fixed - 15 Year                           66           5,814,117         1.28       7.471          181        67.00          614
Fixed - 20 Year                           38           4,333,303         0.95       7.227          236        70.96          622
Fixed - 30 Year                          697         103,106,218        22.66       7.230          356        74.32          630
ARM - 6 Month                              2             351,329         0.08       7.528          356        73.28          632
ARM - 2 Year/6 Month                   2,112         321,429,542        70.64       7.449          355        78.95          597
ARM - 3 Year/6 Month                      91          13,021,483         2.86       7.202          356        76.66          613
ARM - 2 Year IO/6 Month                   25           5,605,759         1.23       6.415          356        78.78          679
ARM - 3 Year IO/6 Month                    4             958,125         0.21       5.622          356        83.90          701
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,040         455,039,920       100.00       7.374          352        77.60          606
---------------------------------------------------------------------------------------------------------------------------------




4. Range of Gross Interest Rates (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                     Pool by
                                                    Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number          Cut-off         Cut-off      Average     Average      Average      Weighted
                                       of             Date             Date        Gross     Remaining     Combined     Average
Range of Gross                      Mortgage        Principal       Principal    Interest       Term       Original       FICO
Interest Rates (%)                   Loans         Balance ($)       Balance     Rate (%)     (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.999                            191          37,350,220         8.21       5.648          354        71.77          639
6.000 - 6.999                            880         151,076,257        33.20       6.588          351        75.89          628
7.000 - 7.999                          1,022         154,317,865        33.91       7.519          353        79.24          603
8.000 - 8.999                            647          82,163,508        18.06       8.503          353        79.68          576
9.000 - 9.999                            233          24,483,019         5.38       9.443          351        79.60          557
10.000 - 10.999                           57           5,018,554         1.10      10.319          349        78.68          561
11.000 - 11.999                           10             630,497         0.14      11.364          346        73.67          574
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,040         455,039,920       100.00       7.374          352        77.60          606
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000
Maximum: 11.990
Weighted Average: 7.374




5. Range of Cut-off Date Principal Balances ($)

---------------------------------------------------------------------------------------------------------------------------------
                                                                      % of
                                                                     Mortgage
                                                                     Pool by
                                                    Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number          Cut-off         Cut-off      Average     Average      Average      Weighted
                                       of             Date             Date        Gross     Remaining     Combined     Average
Range of Cut-off Date               Mortgage        Principal       Principal    Interest       Term       Original       FICO
Principal Balances ($)               Loans         Balance ($)       Balance     Rate (%)     (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                           48           2,359,810         0.52       8.379          319        63.73          587
50,001 - 75,000                          455          28,734,619         6.31       8.282          339        77.33          599
75,001 - 100,000                         458          40,332,175         8.86       7.860          349        77.28          604
100,001 - 125,000                        414          46,526,260        10.22       7.595          350        78.81          601
125,001 - 150,000                        422          58,134,302        12.78       7.417          354        77.32          601
150,001 - 175,000                        289          46,709,432        10.26       7.393          350        74.97          603
175,001 - 200,000                        258          48,336,291        10.62       7.258          354        76.34          599
200,001 - 225,000                        158          33,523,403         7.37       7.066          356        77.75          609
225,001 - 250,000                        162          38,560,459         8.47       7.079          353        77.84          604
250,001 - 275,000                        127          33,219,677         7.30       7.029          354        76.66          616
275,001 - 300,000                        112          32,095,046         7.05       7.111          356        80.15          617
300,001 - 325,000                         74          23,119,147         5.08       7.079          356        79.30          607
325,001 - 350,000                         29           9,721,432         2.14       6.938          356        80.52          630
350,001 - 375,000                          9           3,266,781         0.72       7.215          356        86.65          699
375,001 - 400,000                         11           4,320,065         0.95       7.062          356        78.80          636
400,001 - 425,000                          9           3,737,831         0.82       6.970          356        80.99          630
425,001 - 450,000                          2             878,537         0.19       6.603          356        82.64          661
450,001 - 475,000                          1             461,902         0.10       7.100          356        90.00          542
475,001 - 500,000                          1             497,880         0.11       7.100          356        90.00          687
500,001 - 750,000                          1             504,870         0.11       8.950          356        74.96          540
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,040         455,039,920       100.00       7.374          352        77.60          606
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 34,405
Maximum: 504,870
Average: 149,684




6. Stated Original Term (months)

---------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                     Pool by
                                                    Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number          Cut-off         Cut-off      Average     Average      Average      Weighted
                                       of             Date             Date        Gross     Remaining     Combined     Average
Stated Original                     Mortgage        Principal       Principal    Interest       Term       Original       FICO
Term (months)                        Loans         Balance ($)       Balance     Rate (%)     (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
120                                        5             420,044         0.09       7.366          116        62.86          596
180                                       72           6,248,360         1.37       7.490          176        66.90          609
240                                       38           4,333,303         0.95       7.227          236        70.96          622
360                                    2,925         444,038,213        97.58       7.374          356        77.83          606
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,040         455,039,920       100.00       7.374          352        77.60          606
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 356




7. Range of Stated Remaining Terms (months)

---------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                     Pool by
                                                    Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number          Cut-off         Cut-off      Average     Average      Average      Weighted
                                       of             Date             Date        Gross     Remaining     Combined     Average
Range of Stated                     Mortgage        Principal       Principal    Interest       Term       Original       FICO
Remaining Terms (months)             Loans         Balance ($)       Balance     Rate (%)     (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
109 - 120                                  5             420,044         0.09       7.366          116        62.86          596
169 - 180                                 72           6,248,360         1.37       7.490          176        66.90          609
229 - 240                                 38           4,333,303         0.95       7.227          236        70.96          622
349 - 360                              2,925         444,038,213        97.58       7.374          356        77.83          606
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,040         455,039,920       100.00       7.374          352        77.60          606
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 116
Maximum: 357
Weighted Average: 352




8. Range of Combined Original LTV Ratios (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                     Pool by
                                                    Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number          Cut-off         Cut-off      Average     Average      Average      Weighted
                                       of             Date             Date        Gross     Remaining     Combined     Average
Range of Combined                   Mortgage        Principal       Principal    Interest       Term       Original       FICO
Original LTV Ratios (%)              Loans         Balance ($)       Balance     Rate (%)     (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                              2             123,372         0.03       7.074          355        12.25          626
15.01 - 20.00                              2             104,377         0.02       8.399          262        16.75          555
20.01 - 25.00                              5             417,248         0.09       6.950          355        22.67          602
25.01 - 30.00                              7             713,688         0.16       7.149          326        28.18          580
30.01 - 35.00                             16           1,949,883         0.43       6.916          335        32.63          593
35.01 - 40.00                             18           2,480,523         0.55       6.793          344        37.77          606
40.01 - 45.00                             29           3,608,399         0.79       6.917          334        42.26          611
45.01 - 50.00                             55           7,503,511         1.65       7.240          332        48.26          597
50.01 - 55.00                             60           8,859,519         1.95       7.184          344        52.79          582
55.01 - 60.00                            122          17,299,844         3.80       7.121          348        57.96          581
60.01 - 65.00                            194          30,362,097         6.67       7.088          352        63.55          591
65.01 - 70.00                            211          35,119,727         7.72       6.999          352        68.68          593
70.01 - 75.00                            287          47,026,136        10.33       7.319          351        74.01          586
75.01 - 80.00                          1,076         149,053,660        32.76       7.439          353        79.69          610
80.01 - 85.00                            294          44,890,535         9.87       7.527          353        84.53          612
85.01 - 90.00                            434          72,591,584        15.95       7.548          355        89.68          619
90.01 - 95.00                            208          31,088,046         6.83       7.522          352        94.76          632
95.01 - 100.00                            20           1,847,772         0.41       8.390          351        99.66          667
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,040         455,039,920       100.00       7.374          352        77.60          606
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 10.65
Maximum: 100.00
Weighted Average: 77.60




9. Range of Gross Margins (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                     Pool by
                                                    Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number          Cut-off         Cut-off      Average     Average      Average      Weighted
                                       of             Date             Date        Gross     Remaining     Combined     Average
Range of Gross                      Mortgage        Principal       Principal    Interest       Term       Original       FICO
Margins (%)                          Loans         Balance ($)       Balance     Rate (%)     (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                         806         113,673,681        24.98       7.243          341        73.78          628
<= 3.500                                  12           2,321,085         0.51       5.440          356        73.25          662
3.501 - 4.000                             64          12,785,958         2.81       5.757          356        72.48          654
4.001 - 4.500                            161          28,367,800         6.23       6.226          355        75.32          642
4.501 - 5.000                            276          47,511,960        10.44       6.665          356        75.66          628
5.001 - 5.500                            402          62,210,761        13.67       7.162          356        79.29          612
5.501 - 6.000                            396          60,735,867        13.35       7.448          356        80.54          597
6.001 - 6.500                            360          53,002,750        11.65       7.881          355        80.59          576
6.501 - 7.000                            297          39,737,939         8.73       8.345          355        81.63          567
7.001 - 7.500                            171          22,215,564         4.88       8.591          355        79.74          554
7.501 - 8.000                             95          12,476,552         2.74       9.181          354        78.83          544
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,040         455,039,920       100.00       7.374          352        77.60          606
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000
Maximum: 7.999
Non-Zero Weighted Average: 5.694




10. Range of Minimum Mortgage Rates (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                     Pool by
                                                    Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number          Cut-off         Cut-off      Average     Average      Average      Weighted
                                       of             Date             Date        Gross     Remaining     Combined     Average
Range of Minimum                    Mortgage        Principal       Principal    Interest       Term       Original       FICO
Mortgage Rates (%)                   Loans         Balance ($)       Balance     Rate (%)     (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                         806         113,673,681        24.98       7.243          341        73.78          628
<=5.000                                    1             104,293         0.02       5.000          356        80.00          748
5.001 - 5.500                             55          10,709,281         2.35       5.284          356        71.32          642
5.501 - 6.000                            129          25,050,073         5.51       5.819          356        73.60          630
6.001 - 6.500                            197          34,964,993         7.68       6.338          355        77.17          622
6.501 - 7.000                            380          63,973,682        14.06       6.812          356        78.70          615
7.001 - 7.500                            361          58,557,099        12.87       7.300          355        80.73          603
7.501 - 8.000                            392          56,925,390        12.51       7.805          355        79.92          590
8.001 - 8.500                            278          37,421,191         8.22       8.310          355        81.02          582
8.501 - 9.000                            240          31,796,544         6.99       8.806          356        79.08          563
9.001 - 9.500                            102          11,340,404         2.49       9.264          356        80.27          555
9.501 - 10.000                            75           8,092,812         1.78       9.767          356        80.90          554
10.001 -10.500                            21           2,188,168         0.48      10.221          356        77.43          543
10.501 - 11.000                            2             180,787         0.04      10.823          355        68.74          554
11.001 - 11.500                            1              61,520         0.01      11.500          356        80.00          512
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,040         455,039,920       100.00       7.374          352        77.60          606
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.000
Maximum: 11.500
Non-Zero Weighted Average: 7.418




11. Range of Maximum Mortgage Rates (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                     Pool by
                                                    Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number          Cut-off         Cut-off      Average     Average      Average      Weighted
                                       of             Date             Date        Gross     Remaining     Combined     Average
Range of Maximum                    Mortgage        Principal       Principal    Interest       Term       Original       FICO
Mortgage Rates (%)                   Loans         Balance ($)       Balance     Rate (%)     (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                         806         113,673,681        24.98       7.243          341        73.78          628
<= 12.500                                380          70,369,798        15.46       5.994          356        75.11          628
12.501 - 13.000                          379          63,708,285        14.00       6.804          356        78.59          614
13.001 - 13.500                          359          58,103,927        12.77       7.301          355        80.73          603
13.501 - 14.000                          393          57,349,112        12.60       7.793          355        79.90          591
14.001 - 14.500                          278          37,517,509         8.24       8.296          355        81.17          583
14.501 - 15.000                          241          31,936,542         7.02       8.798          356        79.13          563
15.001 - 15.500                          104          11,697,259         2.57       9.235          356        79.75          554
15.501 - 16.000                           76           8,253,332         1.81       9.745          356        80.69          553
16.001 - 16.500                           20           2,133,158         0.47      10.220          356        77.24          543
16.501 - 17.000                            2             180,787         0.04      10.823          355        68.74          554
17.001 - 17.500                            2             116,529         0.03      10.910          354        82.36          525
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,040         455,039,920       100.00       7.374          352        77.60          606
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.000
Maximum: 17.500
Non-Zero Weighted Average: 13.425




12. Initial Periodic Cap (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                     Pool by
                                                    Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number          Cut-off         Cut-off      Average     Average      Average      Weighted
                                       of             Date             Date        Gross     Remaining     Combined     Average
                                    Mortgage        Principal       Principal    Interest       Term       Original       FICO
Initial Periodic Cap (%)             Loans         Balance ($)       Balance     Rate (%)     (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                         806         113,673,681        24.98       7.243          341        73.78          628
1.000                                      3             406,338         0.09       7.896          355        74.87          619
3.000                                  2,231         340,959,900        74.93       7.417          355        78.87          599
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,040         455,039,920       100.00       7.374          352        77.60          606
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 2.998




13. Subsequent Periodic Cap (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                     Pool by
                                                    Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number          Cut-off         Cut-off      Average     Average      Average      Weighted
                                       of             Date             Date        Gross     Remaining     Combined     Average
Subsequent                          Mortgage        Principal       Principal    Interest       Term       Original       FICO
Periodic Cap (%)                     Loans         Balance ($)       Balance     Rate (%)     (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                         806         113,673,681        24.98       7.243          341        73.78          628
1.000                                  2,222         338,912,090        74.48       7.419          355        78.91          599
1.500                                     12           2,454,149         0.54       7.169          355        73.33          583
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,040         455,039,920       100.00       7.374          352        77.60          606
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 1.500
Non-Zero Weighted Average: 1.004




14. Next Rate Adjustment Dates

---------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                     Pool by
                                                    Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number          Cut-off         Cut-off      Average     Average      Average      Weighted
                                       of             Date             Date        Gross     Remaining     Combined     Average
Next Rate                           Mortgage        Principal       Principal    Interest       Term       Original       FICO
Adjustment Dates                     Loans         Balance ($)       Balance     Rate (%)     (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                         806         113,673,681        24.98       7.243          341        73.78          628
March 2005                                 2             351,329         0.08       7.528          356        73.28          632
March 2006                                 1             243,083         0.05       7.375          350        70.00          556
April 2006                                 2             105,794         0.02       8.510          351        80.34          595
May 2006                                   1             187,527         0.04       6.875          352        90.00          632
June 2006                                 18           2,553,279         0.56       6.631          353        79.36          601
July 2006                                 19           2,866,082         0.63       7.344          354        77.68          610
August 2006                              363          50,420,108        11.08       7.791          355        77.76          613
September 2006                         1,725         269,803,835        59.29       7.372          356        79.19          595
October 2006                               8             855,594         0.19       7.639          357        74.74          574
June 2007                                  1             271,101         0.06       6.090          353        65.00          664
July 2007                                  2             156,054         0.03       7.244          354        80.00          649
August 2007                               26           3,585,041         0.79       7.445          355        78.70          627
September 2007                            65           9,797,859         2.15       6.998          356        77.32          614
October 2007                               1             169,553         0.04       6.690          357        51.20          627
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,040         455,039,920       100.00       7.374          352        77.60          606
---------------------------------------------------------------------------------------------------------------------------------




15. Geographic Distribution of Mortgaged Properties

---------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                     Pool by
                                                    Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number          Cut-off         Cut-off      Average     Average      Average      Weighted
                                       of             Date             Date        Gross     Remaining     Combined     Average
Geographic Distribution             Mortgage        Principal       Principal    Interest       Term       Original       FICO
of Mortgaged Properties              Loans         Balance ($)       Balance     Rate (%)     (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
New York                                 268          58,054,978        12.76       7.157          350        72.88          613
California                               259          52,753,837        11.59       6.941          355        72.55          602
Massachusetts                            219          45,234,807         9.94       6.883          355        74.88          619
Florida                                  272          34,570,251         7.60       7.428          351        79.40          604
New Jersey                               157          27,567,755         6.06       7.514          351        76.85          590
Texas                                    225          22,603,761         4.97       8.002          343        80.10          598
Virginia                                 112          15,977,878         3.51       7.784          354        78.97          591
Illinois                                 114          15,419,027         3.39       7.795          352        79.92          595
Michigan                                 116          13,069,069         2.87       7.915          353        80.99          609
Rhode Island                              75          12,976,260         2.85       6.987          354        76.67          629
Pennsylvania                             101          12,962,536         2.85       7.247          351        79.76          612
Connecticut                               78          12,559,918         2.76       7.157          352        76.40          603
Georgia                                  101          12,412,250         2.73       7.731          347        83.83          611
Maryland                                  68          11,146,486         2.45       7.905          355        78.01          586
New Hampshire                             57           9,223,120         2.03       7.243          353        76.96          609
Other                                    818          98,507,987        21.65       7.555          353        81.51          608
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,040         455,039,920       100.00       7.374          352        77.60          606
---------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 49




16. Occupancy

---------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                     Pool by
                                                    Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number          Cut-off         Cut-off      Average     Average      Average      Weighted
                                       of             Date             Date        Gross     Remaining     Combined     Average
                                    Mortgage        Principal       Principal    Interest       Term       Original       FICO
Occupancy                            Loans         Balance ($)       Balance     Rate (%)     (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
Primary                                2,864         431,322,025        94.79       7.348          352        77.43          604
Non-Owner Occupied                       142          18,617,222         4.09       7.959          351        80.44          646
Second Home                               34           5,100,672         1.12       7.394          351        81.50          631
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,040         455,039,920       100.00       7.374          352        77.60          606
---------------------------------------------------------------------------------------------------------------------------------




17. Property Type

---------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                     Pool by
                                                    Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number          Cut-off         Cut-off      Average     Average      Average      Weighted
                                       of             Date             Date        Gross     Remaining     Combined     Average
                                    Mortgage        Principal       Principal    Interest       Term       Original       FICO
Property Type                        Loans         Balance ($)       Balance     Rate (%)     (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                2,419         343,379,083        75.46       7.395          351        77.51          602
2-4 Family                               264          57,009,253        12.53       7.191          353        75.48          627
Planned Unit Development                 170          29,709,850         6.53       7.351          356        80.86          604
Condo                                    165          21,973,715         4.83       7.601          354        79.79          616
Manufactured Housing                      22           2,968,019         0.65       6.952          351        79.39          649
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,040         455,039,920       100.00       7.374          352        77.60          606
---------------------------------------------------------------------------------------------------------------------------------




18. Loan Purpose

---------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                     Pool by
                                                    Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number          Cut-off         Cut-off      Average     Average      Average      Weighted
                                       of             Date             Date        Gross     Remaining     Combined     Average
                                    Mortgage        Principal       Principal    Interest       Term       Original       FICO
Loan Purpose                         Loans         Balance ($)       Balance     Rate (%)     (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                    1,810         283,105,665        62.22       7.313          351        75.01          594
Purchase                                 953         132,536,128        29.13       7.512          355        82.81          632
Refinance - Rate Term                    277          39,398,127         8.66       7.349          349        78.65          608
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,040         455,039,920       100.00       7.374          352        77.60          606
---------------------------------------------------------------------------------------------------------------------------------




19. Documentation Level

---------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                     Pool by
                                                    Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number          Cut-off         Cut-off      Average     Average      Average      Weighted
                                       of             Date             Date        Gross     Remaining     Combined     Average
                                    Mortgage        Principal       Principal    Interest       Term       Original       FICO
Documentation Level                  Loans         Balance ($)       Balance     Rate (%)     (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
Full                                   2,170         308,254,515        67.74       7.356          351        78.16          599
Stated Documentation                     853         144,059,941        31.66       7.401          354        76.55          623
Limited                                   17           2,725,464         0.60       8.010          356        68.87          575
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,040         455,039,920       100.00       7.374          352        77.60          606
---------------------------------------------------------------------------------------------------------------------------------




20. Credit Score

---------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                     Pool by
                                                    Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number          Cut-off         Cut-off      Average     Average      Average      Weighted
                                       of             Date             Date        Gross     Remaining     Combined     Average
                                    Mortgage        Principal       Principal    Interest       Term       Original       FICO
Credit Score                         Loans         Balance ($)       Balance     Rate (%)     (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
NA                                        16           1,538,894         0.34       8.451          347        75.98            0
500 - 524                                226          31,004,926         6.81       8.262          353        73.22          514
525 - 549                                354          52,171,363        11.47       7.987          354        73.75          538
550 - 574                                439          65,096,764        14.31       7.711          351        74.16          563
575 - 599                                410          59,921,611        13.17       7.477          353        78.09          587
600 - 624                                546          79,411,834        17.45       7.264          352        79.25          612
625 - 649                                427          64,025,729        14.07       6.981          350        79.49          636
650 - 674                                295          47,554,754        10.45       6.938          352        79.91          661
675 - 699                                162          25,765,883         5.66       6.795          353        80.53          686
700 - 724                                 91          16,323,015         3.59       6.746          354        82.60          711
725 - 749                                 45           6,424,975         1.41       6.702          354        81.60          736
750 - 774                                 19           3,762,847         0.83       6.453          355        77.96          761
775 - 799                                  8           1,843,350         0.41       6.555          337        73.41          783
800 +                                      2             193,976         0.04       6.361          227        46.20          804
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,040         455,039,920       100.00       7.374          352        77.60          606
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 810
Non-Zero Weighted Average: 606




21. Prepayment Penalty Term

---------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                     Pool by
                                                    Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number          Cut-off         Cut-off      Average     Average      Average      Weighted
                                       of             Date             Date        Gross     Remaining     Combined     Average
                                    Mortgage        Principal       Principal    Interest       Term       Original       FICO
Prepayment Penalty Term              Loans         Balance ($)       Balance     Rate (%)     (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
0                                        852         126,985,321        27.91       7.595          351        77.93          594
12                                       194          37,479,193         8.24       6.982          347        72.15          634
24                                     1,486         221,697,573        48.72       7.365          355        79.13          603
36                                       508          68,877,832        15.14       7.208          346        75.02          626
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,040         455,039,920       100.00       7.374          352        77.60          606
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25




22. Lien Position

---------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                     Pool by
                                                    Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number          Cut-off         Cut-off      Average     Average      Average      Weighted
                                       of             Date             Date        Gross     Remaining     Combined     Average
Lien                                Mortgage        Principal       Principal    Interest       Term       Original       FICO
Position                             Loans         Balance ($)       Balance     Rate (%)     (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
1st Lien                               3,005         452,859,911        99.52       7.363          352        77.59          606
2nd Lien                                  35           2,180,008         0.48       9.705          320        79.79          630
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,040         455,039,920       100.00       7.374          352        77.60          606
---------------------------------------------------------------------------------------------------------------------------------




23. Interest Only Term

---------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                     Pool by
                                                    Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number          Cut-off         Cut-off      Average     Average      Average      Weighted
                                       of             Date             Date        Gross     Remaining     Combined     Average
                                    Mortgage        Principal       Principal    Interest       Term       Original       FICO
Interest Only Term                   Loans         Balance ($)       Balance     Rate (%)     (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
0                                      3,011         448,476,036        98.56       7.390          352        77.57          605
60                                        29           6,563,884         1.44       6.299          356        79.53          682
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,040         455,039,920       100.00       7.374          352        77.60          606
---------------------------------------------------------------------------------------------------------------------------------




This information is being delivered to a specific number of prospective
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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

           MORGAN STANLEY
           MSAC 2005-HE1

              Group 2


Selection Criteria: Group 2
Table of Contents

1. Summary Statistics
2. Originator
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Stated Original Term (months)
7. Range of Stated Remaining Terms (months)
8. Range of Combined Original LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Mortgage Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term
22. Lien Position
23. Interest Only Term



1. Summary Statistics

Number of Mortgage Loans: 5,226
Aggregate Principal Balance ($): 769,640,257
Weighted Average Current Mortgage Rate (%): 7.280
Non-Zero Weighted Average Margin (%): 6.057
Non-Zero Weighted Average Maximum Rate (%): 13.928
Weighted Average Stated Original Term (months): 356
Weighted Average Stated Remaining Term (months): 352
Weighted Average Combined Original LTV (%): 79.55
% First Liens: 99.15
% Owner Occupied: 94.88
% Purchase: 33.16
% Full Doc: 55.32
Non-Zero Weighted Average Credit Score: 617




2. Originator

------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                   Pool by
                                                   Aggregate      Aggregate     Weighted      Weighted    Weighted
                                     Number         Cut-off        Cut-off       Average      Average      Average    Weighted
                                       of            Date            Date         Gross      Remaining    Combined    Average
                                    Mortgage       Principal      Principal     Interest        Term      Original      FICO
Originator                            Loans       Balance ($)      Balance      Rate (%)      (months)       LTV       Score
------------------------------------------------------------------------------------------------------------------------------
Accredited                               433       64,433,931         8.37         7.409          353        82.05        627
Decision One                           1,773      249,921,043        32.47         7.210          355        79.36        611
New Century                            3,020      455,285,282        59.16         7.300          350        79.30        619
------------------------------------------------------------------------------------------------------------------------------
Total:                                 5,226      769,640,257       100.00         7.280          352        79.55        617
------------------------------------------------------------------------------------------------------------------------------




3. Product Types

------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                   Pool by
                                                   Aggregate      Aggregate     Weighted      Weighted    Weighted
                                     Number         Cut-off        Cut-off       Average      Average      Average    Weighted
                                       of            Date            Date         Gross      Remaining    Combined    Average
                                    Mortgage       Principal      Principal     Interest        Term      Original      FICO
Product Types                         Loans       Balance ($)      Balance      Rate (%)      (months)       LTV       Score
------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                            4          234,513         0.03         7.264          115        62.60        579
Fixed - 15 Year                          128       10,988,541         1.43         7.522          176        73.62        625
Fixed - 20 Year                          192       10,061,067         1.31         8.870          236        87.33        617
Fixed - 25 Year                            1          123,321         0.02         7.450          297        75.00        616
Fixed - 30 Year                          932      129,511,889        16.83         7.244          356        77.26        632
Fixed - IO 30 Year                        15        2,907,367         0.38         7.123          356        82.71        641
Balloon - 15/30                            1          102,263         0.01         6.050          177        80.00        630
ARM - 2 Year/6 Month                   2,674      406,391,500        52.80         7.360          357        79.69        603
ARM - 3 Year/6 Month                     769      103,607,163        13.46         7.262          357        80.40        615
ARM - 2 Year IO/6 Month                  432       91,065,129        11.83         6.932          356        80.68        650
ARM - 3 Year IO/6 Month                   69       13,059,756         1.70         6.608          356        81.50        664
ARM - 10 Year IO/1 Month                   9        1,587,747         0.21         5.003          297        80.98        726
------------------------------------------------------------------------------------------------------------------------------
Total:                                 5,226      769,640,257       100.00         7.280          352        79.55        617
------------------------------------------------------------------------------------------------------------------------------




4. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                   Pool by
                                                   Aggregate      Aggregate     Weighted      Weighted    Weighted
                                     Number         Cut-off        Cut-off       Average      Average      Average    Weighted
                                       of            Date            Date         Gross      Remaining    Combined    Average
Range of Gross                      Mortgage       Principal      Principal     Interest        Term      Original      FICO
Interest Rates (%)                    Loans       Balance ($)      Balance      Rate (%)      (months)       LTV       Score
------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                              6        1,050,270         0.14         4.831          313        72.24        713
5.000 - 5.999                            323       59,956,760         7.79         5.743          354        74.94        645
6.000 - 6.999                          1,710      289,058,888        37.56         6.607          353        77.89        633
7.000 - 7.999                          1,786      265,171,607        34.45         7.494          354        80.93        614
8.000 - 8.999                            917      115,184,176        14.97         8.452          352        81.56        581
9.000 - 9.999                            306       29,767,601         3.87         9.417          346        82.31        568
10.000 - 10.999                           95        5,720,034         0.74        10.451          317        84.86        577
11.000 - 11.999                           77        3,487,415         0.45        11.393          297        94.14        596
12.000 - 12.999                            6          243,507         0.03        12.390          281        90.77        590
------------------------------------------------------------------------------------------------------------------------------
Total:                                 5,226      769,640,257       100.00         7.280          352        79.55        617
------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.600
Maximum: 12.800
Weighted Average: 7.280




5. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                   Pool by
                                                   Aggregate      Aggregate     Weighted      Weighted    Weighted
                                     Number         Cut-off        Cut-off       Average      Average      Average    Weighted
                                       of            Date            Date         Gross      Remaining    Combined    Average
Range of Cut-off Date               Mortgage       Principal      Principal     Interest        Term      Original      FICO
Principal Balances ($)                Loans       Balance ($)      Balance      Rate (%)      (months)       LTV       Score
------------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                23          522,083         0.07        10.760          235        99.96        626
25,001 - 50,000                          198        8,076,543         1.05         9.405          276        85.05        618
50,001 - 75,000                          692       43,403,227         5.64         7.998          340        78.76        606
75,001 - 100,000                         804       70,713,177         9.19         7.659          347        79.45        605
100,001 - 125,000                        754       84,802,985        11.02         7.408          353        79.72        612
125,001 - 150,000                        633       86,554,814        11.25         7.302          353        79.14        615
150,001 - 175,000                        498       80,442,565        10.45         7.247          353        79.81        618
175,001 - 200,000                        399       75,251,099         9.78         7.228          356        78.77        615
200,001 - 225,000                        342       72,671,820         9.44         7.055          356        79.80        620
225,001 - 250,000                        274       65,241,656         8.48         7.101          356        77.74        616
250,001 - 275,000                        185       48,506,322         6.30         7.044          356        79.92        621
275,001 - 300,000                        174       50,026,254         6.50         6.945          357        79.33        621
300,001 - 325,000                        145       45,307,625         5.89         6.947          356        81.11        620
325,001 - 350,000                         56       18,589,221         2.42         6.980          355        82.08        645
350,001 - 375,000                         19        6,870,316         0.89         6.943          338        80.42        646
375,001 - 400,000                         14        5,447,380         0.71         6.679          357        78.54        655
400,001 - 425,000                          3        1,222,335         0.16         6.533          357        83.28        657
425,001 - 450,000                          5        2,175,522         0.28         7.157          357        81.22        653
450,001 - 475,000                          5        2,348,322         0.31         7.062          356        80.96        672
475,001 - 500,000                          3        1,466,990         0.19         7.818          357        85.16        671
------------------------------------------------------------------------------------------------------------------------------
Total:                                 5,226      769,640,257       100.00         7.280          352        79.55        617
------------------------------------------------------------------------------------------------------------------------------
Minimum: 19,869
Maximum: 498,526
Average: 147,271




6. Stated Original Term (months)

------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                   Pool by
                                                   Aggregate      Aggregate     Weighted      Weighted    Weighted
                                     Number         Cut-off        Cut-off       Average      Average      Average    Weighted
                                       of            Date            Date         Gross      Remaining    Combined    Average
                                    Mortgage       Principal      Principal     Interest        Term      Original      FICO
Stated Original Term (months)         Loans       Balance ($)      Balance      Rate (%)      (months)       LTV       Score
------------------------------------------------------------------------------------------------------------------------------
120                                        4          234,513         0.03         7.264          115        62.60        579
180                                      129       11,090,805         1.44         7.508          176        73.68        625
240                                      192       10,061,067         1.31         8.870          236        87.33        617
300                                       10        1,711,068         0.22         5.180          297        80.55        718
360                                    4,891      746,542,805        97.00         7.260          357        79.53        617
------------------------------------------------------------------------------------------------------------------------------
Total:                                 5,226      769,640,257       100.00         7.280          352        79.55        617
------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 356




7. Range of Stated Remaining Terms (months)

------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                   Pool by
                                                   Aggregate      Aggregate     Weighted      Weighted    Weighted
                                     Number         Cut-off        Cut-off       Average      Average      Average    Weighted
                                       of            Date            Date         Gross      Remaining    Combined    Average
Range of Stated                     Mortgage       Principal      Principal     Interest        Term      Original      FICO
Remaining Terms (months)              Loans       Balance ($)      Balance      Rate (%)      (months)       LTV       Score
------------------------------------------------------------------------------------------------------------------------------
109 - 120                                  4          234,513         0.03         7.264          115        62.60        579
157 - 168                                  1           63,390         0.01         8.000          167        60.00        583
169 - 180                                128       11,027,414         1.43         7.506          176        73.76        625
229 - 240                                192       10,061,067         1.31         8.870          236        87.33        617
289 - 300                                 10        1,711,068         0.22         5.180          297        80.55        718
349 - 360                              4,891      746,542,805        97.00         7.260          357        79.53        617
------------------------------------------------------------------------------------------------------------------------------
Total:                                 5,226      769,640,257       100.00         7.280          352        79.55        617
------------------------------------------------------------------------------------------------------------------------------
Minimum: 111
Maximum: 358
Weighted Average: 352




8. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                   Pool by
                                                   Aggregate      Aggregate     Weighted      Weighted    Weighted
                                     Number         Cut-off        Cut-off       Average      Average      Average    Weighted
                                       of            Date            Date         Gross      Remaining    Combined    Average
Range of Combined                   Mortgage       Principal      Principal     Interest        Term      Original      FICO
Original LTV Ratios (%)               Loans       Balance ($)      Balance      Rate (%)      (months)       LTV       Score
------------------------------------------------------------------------------------------------------------------------------
<= 10.00                                   1           69,800         0.01         6.250          357         8.64        607
10.01 - 15.00                              1           79,794         0.01         6.800          357        12.50        786
15.01 - 20.00                              6          392,948         0.05         7.810          336        17.34        552
20.01 - 25.00                              9          616,468         0.08         7.357          313        22.58        570
25.01 - 30.00                              6          463,893         0.06         6.805          295        27.49        581
30.01 - 35.00                             14        1,609,141         0.21         6.933          342        32.53        601
35.01 - 40.00                             16        2,130,826         0.28         6.740          348        37.99        620
40.01 - 45.00                             32        4,352,591         0.57         6.826          336        42.91        629
45.01 - 50.00                             79       10,085,218         1.31         7.022          347        48.04        604
50.01 - 55.00                             76       10,565,820         1.37         6.800          348        52.66        602
55.01 - 60.00                            100       15,738,786         2.04         6.792          353        57.67        603
60.01 - 65.00                            202       31,603,626         4.11         7.014          351        63.38        592
65.01 - 70.00                            276       42,517,479         5.52         7.280          352        68.51        596
70.01 - 75.00                            445       69,653,735         9.05         7.367          352        73.97        590
75.01 - 80.00                          1,886      282,587,312        36.72         7.082          354        79.65        630
80.01 - 85.00                            793      119,817,505        15.57         7.406          352        84.39        602
85.01 - 90.00                            806      124,629,710        16.19         7.474          355        89.48        621
90.01 - 95.00                            214       34,073,615         4.43         7.536          351        94.50        645
95.01 - 100.00                           264       18,651,992         2.42         8.850          325        99.75        653
------------------------------------------------------------------------------------------------------------------------------
Total:                                 5,226      769,640,257       100.00         7.280          352        79.55        617
------------------------------------------------------------------------------------------------------------------------------
Minimum: 8.64
Maximum: 100.00
Weighted Average: 79.55




9. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                   Pool by
                                                   Aggregate      Aggregate     Weighted      Weighted    Weighted
                                     Number         Cut-off        Cut-off       Average      Average      Average    Weighted
                                       of            Date            Date         Gross      Remaining    Combined    Average
Range of                            Mortgage       Principal      Principal     Interest        Term      Original      FICO
Gross Margins (%)                     Loans       Balance ($)      Balance      Rate (%)      (months)       LTV       Score
------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       1,273      153,928,961        20.00         7.368          335        77.74        630
<= 3.500                                  14        2,307,999         0.30         5.669          320        76.56        684
3.501 - 4.000                              3          488,402         0.06         5.908          338        79.59        646
4.001 - 4.500                             12        2,427,897         0.32         5.870          356        84.28        662
4.501 - 5.000                             38        6,769,466         0.88         6.605          356        80.49        627
5.001 - 5.500                          1,117      174,013,940        22.61         6.913          357        81.27        617
5.501 - 6.000                          1,120      203,521,826        26.44         7.234          357        79.75        629
6.001 - 6.500                            422       63,797,044         8.29         7.059          357        77.83        604
6.501 - 7.000                            478       68,753,164         8.93         7.330          357        78.24        605
7.001 - 7.500                            281       36,902,246         4.79         7.617          357        81.59        598
7.501 - 8.000                            186       25,287,466         3.29         8.027          357        81.34        585
8.001 - 8.500                            145       16,824,889         2.19         8.575          357        80.43        569
8.501 - 9.000                             88        9,785,022         1.27         8.989          357        79.83        555
9.001 - 9.500                             34        3,088,110         0.40         9.520          357        77.81        548
9.501 - 10.000                            11        1,048,822         0.14        10.022          357        77.34        543
>10.000                                    4          695,003         0.09        11.416          357        74.09        519
------------------------------------------------------------------------------------------------------------------------------
Total:                                 5,226      769,640,257       100.00         7.280          352        79.55        617
------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 11.140
Non-Zero Weighted Average: 6.057




10. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                   Pool by
                                                   Aggregate      Aggregate     Weighted      Weighted    Weighted
                                     Number         Cut-off        Cut-off       Average      Average      Average    Weighted
                                       of            Date            Date         Gross      Remaining    Combined    Average
Range of Minimum                    Mortgage       Principal      Principal     Interest        Term      Original      FICO
Mortgage Rates (%)                    Loans       Balance ($)      Balance      Rate (%)      (months)       LTV       Score
------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       1,273      153,928,961        20.00         7.368          335        77.74        630
<=5.000                                    7        1,152,069         0.15         4.857          311        72.93        716
5.001 - 5.500                             60       10,750,186         1.40         5.356          352        71.70        648
5.501 - 6.000                            246       47,089,269         6.12         5.844          357        75.51        639
6.001 - 6.500                            430       76,518,408         9.94         6.312          357        77.50        631
6.501 - 7.000                            881      148,454,509        19.29         6.813          357        79.77        629
7.001 - 7.500                            714      111,195,009        14.45         7.292          357        81.54        621
7.501 - 8.000                            691      103,421,495        13.44         7.779          357        82.17        602
8.001 - 8.500                            396       55,284,521         7.18         8.284          357        81.40        580
8.501 - 9.000                            318       38,160,413         4.96         8.779          357        81.65        569
9.001 - 9.500                            117       13,265,313         1.72         9.261          357        80.81        564
9.501 - 10.000                            62        7,137,294         0.93         9.745          357        80.94        549
10.001 -10.500                            17        1,751,407         0.23        10.229          357        72.97        530
10.501 - 11.000                            7          681,832         0.09        10.829          356        77.06        563
11.001 - 11.500                            4          493,666         0.06        11.284          357        70.65        525
11.501 - 12.000                            2          265,975         0.03        11.931          356        77.98        508
12.001 - 12.500                            1           89,928         0.01        12.350          357        75.00        549
------------------------------------------------------------------------------------------------------------------------------
Total:                                 5,226      769,640,257       100.00         7.280          352        79.55        617
------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.600
Maximum: 12.350
Non-Zero Weighted Average: 7.258




11. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                   Pool by
                                                   Aggregate      Aggregate     Weighted      Weighted    Weighted
                                     Number         Cut-off        Cut-off       Average      Average      Average    Weighted
                                       of            Date            Date         Gross      Remaining    Combined    Average
Range of Maximum                    Mortgage       Principal      Principal     Interest        Term      Original      FICO
Mortgage Rates (%)                    Loans       Balance ($)      Balance      Rate (%)      (months)       LTV       Score
------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       1,273      153,928,961        20.00         7.368          335        77.74        630
<= 12.500                                290       50,401,610         6.55         5.929          355        74.36        625
12.501 - 13.000                          525       87,414,916        11.36         6.445          357        78.84        631
13.001 - 13.500                          552       89,867,209        11.68         6.717          357        79.23        626
13.501 - 14.000                          753      124,242,587        16.14         7.056          357        79.91        624
14.001 - 14.500                          575       90,311,012        11.73         7.485          357        81.53        618
14.501 - 15.000                          598       87,755,095        11.40         7.945          357        82.28        599
15.001 - 15.500                          311       43,017,127         5.59         8.384          357        81.42        579
15.501 - 16.000                          201       25,027,097         3.25         8.842          357        82.38        571
16.001 - 16.500                           78        9,364,332         1.22         9.310          357        81.66        568
16.501 - 17.000                           45        5,722,552         0.74         9.779          357        81.53        550
17.001 - 17.500                           14        1,539,208         0.20        10.462          357        72.43        529
17.501 - 18.000                            6          502,847         0.07        10.804          357        77.79        576
18.001 - 18.500                            2          189,801         0.02        11.228          357        72.63        528
18.501 - 19.000                            2          265,975         0.03        11.931          356        77.98        508
19.001 - 19.500                            1           89,928         0.01        12.350          357        75.00        549
------------------------------------------------------------------------------------------------------------------------------
Total:                                 5,226      769,640,257       100.00         7.280          352        79.55        617
------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 7.000
Maximum: 19.350
Non-Zero Weighted Average: 13.928




12. Initial Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                   Pool by
                                                   Aggregate      Aggregate     Weighted      Weighted    Weighted
                                     Number         Cut-off        Cut-off       Average      Average      Average    Weighted
                                       of            Date            Date         Gross      Remaining    Combined    Average
                                    Mortgage       Principal      Principal     Interest        Term      Original      FICO
Initial Periodic Cap (%)              Loans       Balance ($)      Balance      Rate (%)      (months)       LTV       Score
------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       1,273      153,928,961        20.00         7.368          335        77.74        630
1.000                                     10        1,461,923         0.19         7.583          357        77.03        587
1.500                                  2,192      362,427,483        47.09         7.245          357        79.97        618
3.000                                  1,751      251,821,890        32.72         7.274          356        80.07        608
------------------------------------------------------------------------------------------------------------------------------
Total:                                 5,226      769,640,257       100.00         7.280          352        79.55        617
------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 2.112




13. Subsequent Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                   Pool by
                                                   Aggregate      Aggregate     Weighted      Weighted    Weighted
                                     Number         Cut-off        Cut-off       Average      Average      Average    Weighted
                                       of            Date            Date         Gross      Remaining    Combined    Average
Subsequent                          Mortgage       Principal      Principal     Interest        Term      Original      FICO
Periodic Cap (%)                      Loans       Balance ($)      Balance      Rate (%)      (months)       LTV       Score
------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       1,273      153,928,961        20.00         7.368          335        77.74        630
1.000                                  1,421      201,540,468        26.19         7.256          357        79.35        602
1.500                                  2,523      412,583,081        53.61         7.267          357        80.32        619
3.000                                      9        1,587,747         0.21         5.003          297        80.98        726
------------------------------------------------------------------------------------------------------------------------------
Total:                                 5,226      769,640,257       100.00         7.280          352        79.55        617
------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.340




14. Next Rate Adjustment Dates

------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                   Pool by
                                                   Aggregate      Aggregate     Weighted      Weighted    Weighted
                                     Number         Cut-off        Cut-off       Average      Average      Average    Weighted
                                       of            Date            Date         Gross      Remaining    Combined    Average
Next Rate                           Mortgage       Principal      Principal     Interest        Term      Original      FICO
Adjustment Dates                      Loans       Balance ($)      Balance      Rate (%)      (months)       LTV       Score
------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       1,273      153,928,961        20.00         7.368          335        77.74        630
February 2005                              9        1,587,747         0.21         5.003          297        80.98        726
February 2006                              1           65,556         0.01         8.390          350        85.00        590
March 2006                                 4        1,001,228         0.13         6.439          350        83.37        677
April 2006                                 7        1,133,761         0.15         6.524          351        84.19        629
May 2006                                   5          760,019         0.10         5.986          352        80.67        650
June 2006                                  4          733,063         0.10         6.898          353        74.72        594
July 2006                                 20        4,028,757         0.52         6.655          354        78.28        618
August 2006                               81       14,187,707         1.84         7.312          355        80.82        632
September 2006                           905      146,344,488        19.01         7.268          356        79.96        621
October 2006                           2,055      325,397,544        42.28         7.307          357        79.80        606
November 2006                             24        3,804,506         0.49         6.921          358        79.47        641
May 2007                                   7          927,103         0.12         6.479          353        78.09        601
June 2007                                  1          136,076         0.02         7.499          353        80.00        600
July 2007                                 14        2,443,697         0.32         7.028          354        79.19        623
August 2007                               60        8,415,889         1.09         7.208          355        82.61        637
September 2007                           477       64,583,906         8.39         7.304          357        80.31        619
October 2007                             277       39,995,895         5.20         7.023          357        80.56        620
November 2007                              2          164,353         0.02         7.535          358        84.09        587
------------------------------------------------------------------------------------------------------------------------------
Total:                                 5,226      769,640,257       100.00         7.280          352        79.55        617
------------------------------------------------------------------------------------------------------------------------------




15. Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                   Pool by
                                                   Aggregate      Aggregate     Weighted      Weighted    Weighted
                                     Number         Cut-off        Cut-off       Average      Average      Average    Weighted
                                       of            Date            Date         Gross      Remaining    Combined    Average
Geographic Distribution             Mortgage       Principal      Principal     Interest        Term      Original      FICO
of Mortgaged Properties               Loans       Balance ($)      Balance      Rate (%)      (months)       LTV       Score
------------------------------------------------------------------------------------------------------------------------------
California                               880      184,746,046        24.00         6.897          354        76.30        624
Florida                                  440       57,126,452         7.42         7.495          352        78.96        604
New York                                 192       38,207,467         4.96         7.275          355        77.99        625
Illinois                                 213       32,179,975         4.18         7.381          354        81.02        617
New Jersey                               164       31,968,605         4.15         7.463          356        79.82        608
Texas                                    329       31,576,284         4.10         7.807          332        80.10        606
Maryland                                 147       26,060,104         3.39         7.196          352        79.71        612
Pennsylvania                             217       25,575,304         3.32         7.613          349        81.41        606
Washington                               147       23,402,965         3.04         6.983          353        82.27        636
Massachusetts                            111       23,272,722         3.02         7.056          355        76.57        624
Virginia                                 144       23,149,951         3.01         7.306          356        80.69        604
Nevada                                   117       21,057,173         2.74         7.216          356        78.48        616
Arizona                                  166       19,247,716         2.50         7.188          351        81.04        632
Michigan                                 173       18,534,925         2.41         7.658          355        81.61        615
Minnesota                                106       17,434,861         2.27         7.394          355        82.60        615
Other                                  1,680      196,099,708        25.48         7.444          351        81.84        615
------------------------------------------------------------------------------------------------------------------------------
Total:                                 5,226      769,640,257       100.00         7.280          352        79.55        617
------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 50




16. Occupancy

------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                   Pool by
                                                   Aggregate      Aggregate     Weighted      Weighted    Weighted
                                     Number         Cut-off        Cut-off       Average      Average      Average    Weighted
                                       of            Date            Date         Gross      Remaining    Combined    Average
                                    Mortgage       Principal      Principal     Interest        Term      Original      FICO
Occupancy                             Loans       Balance ($)      Balance      Rate (%)      (months)       LTV       Score
------------------------------------------------------------------------------------------------------------------------------
Primary                                4,942      730,257,454        94.88         7.260          352        79.47        615
Investment                               188       28,286,682         3.68         7.604          353        81.72        661
Non-Owner Occupied                        66        7,724,775         1.00         7.807          357        80.33        631
Second Home                               30        3,371,347         0.44         7.637          345        76.35        633
------------------------------------------------------------------------------------------------------------------------------
Total:                                 5,226      769,640,257       100.00         7.280          352        79.55        617
------------------------------------------------------------------------------------------------------------------------------




17. Property Type

------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                   Pool by
                                                   Aggregate      Aggregate     Weighted      Weighted    Weighted
                                     Number         Cut-off        Cut-off       Average      Average      Average    Weighted
                                       of            Date            Date         Gross      Remaining    Combined    Average
                                    Mortgage       Principal      Principal     Interest        Term      Original      FICO
Property Type                         Loans       Balance ($)      Balance      Rate (%)      (months)       LTV       Score
------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                4,174      584,844,577        75.99         7.302          352        79.54        613
2-4 Family                               323       70,723,189         9.19         7.208          354        78.18        637
Planned Unit Development                 419       66,619,189         8.66         7.260          352        80.29        621
Condo                                    310       47,453,302         6.17         7.135          353        80.66        635
------------------------------------------------------------------------------------------------------------------------------
Total:                                 5,226      769,640,257       100.00         7.280          352        79.55        617
------------------------------------------------------------------------------------------------------------------------------




18. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                   Pool by
                                                   Aggregate      Aggregate     Weighted      Weighted    Weighted
                                     Number         Cut-off        Cut-off       Average      Average      Average    Weighted
                                       of            Date            Date         Gross      Remaining    Combined    Average
                                    Mortgage       Principal      Principal     Interest        Term      Original      FICO
Loan Purpose                          Loans       Balance ($)      Balance      Rate (%)      (months)       LTV       Score
------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                    3,071      467,143,007        60.70         7.264          352        77.76        602
Purchase                               1,778      255,179,098        33.16         7.323          354        82.46        644
Refinance - Rate Term                    377       47,318,152         6.15         7.204          346        81.48        621
------------------------------------------------------------------------------------------------------------------------------
Total:                                 5,226      769,640,257       100.00         7.280          352        79.55        617
------------------------------------------------------------------------------------------------------------------------------




19. Documentation Level

------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                   Pool by
                                                   Aggregate      Aggregate     Weighted      Weighted    Weighted
                                     Number         Cut-off        Cut-off       Average      Average      Average    Weighted
                                       of            Date            Date         Gross      Remaining    Combined    Average
                                    Mortgage       Principal      Principal     Interest        Term      Original      FICO
Documentation Level                   Loans       Balance ($)      Balance      Rate (%)      (months)       LTV       Score
------------------------------------------------------------------------------------------------------------------------------
Full                                   3,195      425,741,426        55.32         7.176          351        80.36        607
Stated Documentation                   1,858      318,820,775        41.42         7.431          354        78.42        630
Limited                                  173       25,078,056         3.26         7.116          347        80.23        627
------------------------------------------------------------------------------------------------------------------------------
Total:                                 5,226      769,640,257       100.00         7.280          352        79.55        617
------------------------------------------------------------------------------------------------------------------------------




20. Credit Score

------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                   Pool by
                                                   Aggregate      Aggregate     Weighted      Weighted    Weighted
                                     Number         Cut-off        Cut-off       Average      Average      Average    Weighted
                                       of            Date            Date         Gross      Remaining    Combined    Average
                                    Mortgage       Principal      Principal     Interest        Term      Original      FICO
Credit Score                          Loans       Balance ($)      Balance      Rate (%)      (months)       LTV       Score
------------------------------------------------------------------------------------------------------------------------------
500 - 524                                202       27,117,948         3.52         8.391          353        73.68        515
525 - 549                                506       66,330,270         8.62         8.232          352        75.25        537
550 - 574                                609       86,956,186        11.30         7.721          354        77.61        562
575 - 599                                739      110,881,722        14.41         7.252          354        79.14        587
600 - 624                              1,002      143,369,141        18.63         7.094          352        80.54        612
625 - 649                                880      131,455,226        17.08         7.058          352        81.55        637
650 - 674                                633       96,145,024        12.49         7.027          352        81.02        661
675 - 699                                335       54,563,121         7.09         6.860          352        80.30        686
700 - 724                                167       27,303,655         3.55         6.864          352        81.13        711
725 - 749                                 80       13,578,877         1.76         6.733          348        82.25        738
750 - 774                                 54        8,798,894         1.14         6.693          348        78.30        763
775 - 799                                 17        2,726,949         0.35         6.615          345        77.97        786
800 +                                      2          413,244         0.05         7.369          357        95.00        804
------------------------------------------------------------------------------------------------------------------------------
Total:                                 5,226      769,640,257       100.00         7.280          352        79.55        617
------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 805
Non-Zero Weighted Average: 617




21. Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                   Pool by
                                                   Aggregate      Aggregate     Weighted      Weighted    Weighted
                                     Number         Cut-off        Cut-off       Average      Average      Average    Weighted
                                       of            Date            Date         Gross      Remaining    Combined    Average
                                    Mortgage       Principal      Principal     Interest        Term      Original      FICO
Prepayment Penalty Term               Loans       Balance ($)      Balance      Rate (%)      (months)       LTV       Score
------------------------------------------------------------------------------------------------------------------------------
0                                      1,075      150,286,182        19.53         7.680          349        80.70        614
6                                          1          233,220         0.03         8.100          355        90.00        672
12                                       212       38,747,864         5.03         7.264          355        78.97        624
24                                     2,434      375,332,746        48.77         7.199          356        79.58        612
36                                     1,504      205,040,245        26.64         7.137          348        78.74        627
------------------------------------------------------------------------------------------------------------------------------
Total:                                 5,226      769,640,257       100.00         7.280          352        79.55        617
------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 6
Maximum: 36
Non-Zero Weighted Average: 27




22. Lien Position

------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                   Pool by
                                                   Aggregate      Aggregate     Weighted      Weighted    Weighted
                                     Number         Cut-off        Cut-off       Average      Average      Average    Weighted
                                       of            Date            Date         Gross      Remaining    Combined    Average
Lien                                Mortgage       Principal      Principal     Interest        Term      Original      FICO
Position                              Loans       Balance ($)      Balance      Rate (%)      (months)       LTV       Score
------------------------------------------------------------------------------------------------------------------------------
1st Lien                               5,053      763,093,990        99.15         7.251          353        79.38        617
2nd Lien                                 173        6,546,267         0.85        10.683          271        99.76        637
------------------------------------------------------------------------------------------------------------------------------
Total:                                 5,226      769,640,257       100.00         7.280          352        79.55        617
------------------------------------------------------------------------------------------------------------------------------




23. Interest Only Term

------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                   Pool by
                                                   Aggregate      Aggregate     Weighted      Weighted    Weighted
                                     Number         Cut-off        Cut-off       Average      Average      Average    Weighted
                                       of            Date            Date         Gross      Remaining    Combined    Average
                                    Mortgage       Principal      Principal     Interest        Term      Original      FICO
Interest Only Term                    Loans       Balance ($)      Balance      Rate (%)      (months)       LTV       Score
------------------------------------------------------------------------------------------------------------------------------
0                                      4,701      661,020,258        85.89         7.347          352        79.34        611
24                                       364       77,225,293        10.03         6.972          356        80.42        650
36                                        32        6,689,137         0.87         6.690          356        78.83        661
60                                       120       23,117,822         3.00         6.708          356        82.83        651
120                                        9        1,587,747         0.21         5.003          297        80.98        726
------------------------------------------------------------------------------------------------------------------------------
Total:                                 5,226      769,640,257       100.00         7.280          352        79.55        617
------------------------------------------------------------------------------------------------------------------------------




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

          MORGAN STANLEY
          MSAC 2005-HE1

             Group 3


Selection Criteria: Group 3
Table of Contents

1. Summary Statistics
2. Originator
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Stated Original Term (months)
7. Range of Stated Remaining Terms (months)
8. Range of Combined Original LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Mortgage Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term
22. Lien Position
23. Interest Only Term



1. Summary Statistics

Number of Mortgage Loans: 2,073
Aggregate Principal Balance ($): 488,768,271
Weighted Average Current Mortgage Rate (%): 7.122
Non-Zero Weighted Average Margin (%): 5.675
Non-Zero Weighted Average Maximum Rate (%): 13.634
Weighted Average Stated Original Term (months): 357
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 79.40
% First Liens: 99.39
% Owner Occupied: 95.60
% Purchase: 28.63
% Full Doc: 52.33
Non-Zero Weighted Average Credit Score: 618




2. Originator

------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                  Pool by
                                                 Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number       Cut-off         Cut-off      Average      Average     Average     Weighted
                                       of           Date            Date        Gross      Remaining    Combined     Average
                                    Mortgage     Principal       Principal    Interest       Term       Original      FICO
Originator                           Loans      Balance ($)       Balance     Rate (%)     (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------------
Accredited                               172        31,777,549        6.50        7.410          353       81.86          617
Decision One                             223        54,085,679       11.07        7.129          354       78.10          608
New Century                              938       236,528,963       48.39        6.986          354       80.71          623
Option One                               740       166,376,080       34.04        7.258          353       77.48          616
------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,073       488,768,271      100.00        7.122          354       79.40          618
------------------------------------------------------------------------------------------------------------------------------




3. Product Types

------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                  Pool by
                                                 Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number       Cut-off         Cut-off      Average      Average     Average     Weighted
                                       of           Date            Date        Gross      Remaining    Combined     Average
                                    Mortgage     Principal       Principal    Interest       Term       Original      FICO
Product Types                        Loans      Balance ($)       Balance     Rate (%)     (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                           38         4,602,847        0.94        7.457          176       76.57          614
Fixed - 20 Year                           24         2,479,963        0.51        7.435          236       73.35          616
Fixed - 25 Year                            1            68,209        0.01        8.800          297       95.00          603
Fixed - 30 Year                          556       106,675,694       21.83        7.265          356       78.12          633
Fixed - IO 30 Year                         9         1,988,491        0.41        6.949          355       86.93          678
ARM - 2 Year/6 Month                   1,163       281,524,851       57.60        7.204          356       79.61          605
ARM - 3 Year/6 Month                     111        29,231,191        5.98        6.917          357       80.12          625
ARM - 15 Year/6 Month                      1            59,705        0.01       11.600          355       65.00          604
ARM - 2 Year IO/6 Month                  153        54,447,964       11.14        6.661          356       80.99          642
ARM - 3 Year IO/6 Month                    9         4,226,774        0.86        6.459          356       76.26          663
ARM - 10 Year IO/1 Month                   8         3,462,582        0.71        5.141          296       78.45          728
------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,073       488,768,271      100.00        7.122          354       79.40          618
------------------------------------------------------------------------------------------------------------------------------




4. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                  Pool by
                                                 Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number       Cut-off         Cut-off      Average      Average     Average     Weighted
                                       of           Date            Date        Gross      Remaining    Combined     Average
Range of Gross                      Mortgage     Principal       Principal    Interest       Term       Original      FICO
Interest Rates (%)                   Loans      Balance ($)       Balance     Rate (%)     (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                              4         1,314,459        0.27        4.880          339       72.38          635
5.000 - 5.999                            195        63,904,519       13.07        5.695          353       76.80          650
6.000 - 6.999                            685       197,198,368       40.35        6.590          354       78.71          634
7.000 - 7.999                            639       142,021,650       29.06        7.511          353       81.25          609
8.000 - 8.999                            369        62,639,470       12.82        8.412          353       80.70          579
9.000 - 9.999                             99        13,391,998        2.74        9.523          352       78.41          566
10.000 - 10.999                           51         5,282,331        1.08       10.474          351       79.05          560
11.000 - 11.999                           29         2,843,197        0.58       11.431          353       74.68          541
12.000 - 12.999                            2           172,279        0.04       12.196          355       59.07          523
------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,073       488,768,271      100.00        7.122          354       79.40          618
------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.600
Maximum: 12.450
Weighted Average: 7.122




5. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                  Pool by
                                                 Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number       Cut-off         Cut-off      Average      Average     Average     Weighted
                                       of           Date            Date        Gross      Remaining    Combined     Average
Range of Cut-off Date               Mortgage     Principal       Principal    Interest       Term       Original      FICO
Principal Balances ($)               Loans      Balance ($)       Balance     Rate (%)     (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                           27         1,318,557        0.27        8.476          332       62.28          581
50,001 - 75,000                          223        14,241,149        2.91        8.432          339       77.94          593
75,001 - 100,000                         236        20,703,122        4.24        8.191          348       79.53          599
100,001 - 125,000                        186        20,901,187        4.28        7.691          347       79.61          604
125,001 - 150,000                        173        23,766,102        4.86        7.463          355       79.03          605
150,001 - 175,000                        124        20,020,878        4.10        7.582          355       79.68          603
175,001 - 200,000                        100        18,774,264        3.84        7.119          354       79.55          607
200,001 - 225,000                         79        16,595,052        3.40        7.400          356       79.02          609
225,001 - 250,000                         76        18,161,853        3.72        6.991          355       75.52          610
250,001 - 275,000                         62        16,316,649        3.34        6.984          356       78.99          615
275,001 - 300,000                         52        14,984,303        3.07        7.049          353       76.34          604
300,001 - 325,000                         33        10,290,706        2.11        6.934          357       81.77          624
325,001 - 350,000                        134        45,673,871        9.34        6.998          354       78.30          626
350,001 - 375,000                        145        52,355,122       10.71        6.927          354       81.48          624
375,001 - 400,000                        140        54,451,706       11.14        7.061          353       80.34          622
400,001 - 425,000                         56        23,086,627        4.72        6.883          357       80.95          615
425,001 - 450,000                         55        24,108,742        4.93        6.806          356       79.55          624
450,001 - 475,000                         42        19,408,927        3.97        6.840          357       84.11          647
475,001 - 500,000                         50        24,584,462        5.03        6.899          356       75.36          629
500,001 - 750,000                         74        43,506,413        8.90        6.654          355       79.55          634
750,001 - 1,000,000                        5         4,438,577        0.91        6.382          356       78.81          627
1,000,001 >=                               1         1,080,000        0.22        5.500          356       75.00          711
------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,073       488,768,271      100.00        7.122          354       79.40          618
------------------------------------------------------------------------------------------------------------------------------
Minimum: 39,912
Maximum: 1,080,000
Average: 235,778




6. Stated Original Term (months)

------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                  Pool by
                                                 Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number       Cut-off         Cut-off      Average      Average     Average     Weighted
                                       of           Date            Date        Gross      Remaining    Combined     Average
Stated Original                     Mortgage     Principal       Principal    Interest       Term       Original      FICO
Term (months)                        Loans      Balance ($)       Balance     Rate (%)     (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------------
180                                       40         4,724,412        0.97        7.464          176       76.43          614
240                                       24         2,479,963        0.51        7.435          236       73.35          616
300                                        9         3,530,791        0.72        5.212          296       78.77          726
360                                    2,000       478,033,105       97.80        7.131          356       79.46          618
------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,073       488,768,271      100.00        7.122          354       79.40          618
------------------------------------------------------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 357




7. Range of Stated Remaining Terms (months)

------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                  Pool by
                                                 Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number       Cut-off         Cut-off      Average      Average     Average     Weighted
                                       of           Date            Date        Gross      Remaining    Combined     Average
Range of Stated                     Mortgage     Principal       Principal    Interest       Term       Original      FICO
Remaining Terms (months)             Loans      Balance ($)       Balance     Rate (%)     (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------------
169 - 180                                 40         4,724,412        0.97        7.464          176       76.43          614
229 - 240                                 24         2,479,963        0.51        7.435          236       73.35          616
289 - 300                                  9         3,530,791        0.72        5.212          296       78.77          726
349 - 360                              2,000       478,033,105       97.80        7.131          356       79.46          618
------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,073       488,768,271      100.00        7.122          354       79.40          618
------------------------------------------------------------------------------------------------------------------------------
Minimum: 174
Maximum: 358
Weighted Average: 354




8. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                  Pool by
                                                 Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number       Cut-off         Cut-off      Average      Average     Average     Weighted
                                       of           Date            Date        Gross      Remaining    Combined     Average
Range of Combined                   Mortgage     Principal       Principal    Interest       Term       Original      FICO
Original LTV Ratios (%)              Loans      Balance ($)       Balance     Rate (%)     (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                              1            59,869        0.01        7.650          357       13.95          528
15.01 - 20.00                              3           489,866        0.10        6.899          356       17.88          668
20.01 - 25.00                              1            74,744        0.02        7.990          355       21.96          506
25.01 - 30.00                              4           302,190        0.06        7.521          355       26.99          579
30.01 - 35.00                             10         1,095,531        0.22        7.343          344       32.01          589
35.01 - 40.00                              9         1,476,377        0.30        7.856          356       38.12          597
40.01 - 45.00                             18         3,129,648        0.64        6.676          345       42.17          566
45.01 - 50.00                             25         5,460,220        1.12        6.867          352       48.45          599
50.01 - 55.00                             29         5,561,574        1.14        6.931          356       52.87          595
55.01 - 60.00                             51        10,457,950        2.14        6.969          347       57.86          591
60.01 - 65.00                             99        23,734,253        4.86        7.043          350       63.47          606
65.01 - 70.00                            142        34,985,014        7.16        7.138          352       68.52          600
70.01 - 75.00                            200        52,580,096       10.76        7.121          354       73.83          597
75.01 - 80.00                            649       148,901,567       30.46        6.968          354       79.56          628
80.01 - 85.00                            304        74,517,560       15.25        7.182          354       84.37          612
85.01 - 90.00                            367        92,643,734       18.95        7.193          354       89.57          630
90.01 - 95.00                            115        27,761,509        5.68        7.381          353       94.79          640
95.01 - 100.00                            46         5,536,568        1.13        8.940          353       99.89          656
------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,073       488,768,271      100.00        7.122          354       79.40          618
------------------------------------------------------------------------------------------------------------------------------
Minimum: 13.95
Maximum: 100.00
Weighted Average: 79.40




9. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                  Pool by
                                                 Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number       Cut-off         Cut-off      Average      Average     Average     Weighted
                                       of           Date            Date        Gross      Remaining    Combined     Average
Range of                            Mortgage     Principal       Principal    Interest       Term       Original      FICO
Gross Margins (%)                    Loans      Balance ($)       Balance     Rate (%)     (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                         628       115,815,204       23.70        7.272          346       78.12          632
<= 3.500                                  13         5,088,239        1.04        5.238          315       74.47          699
3.501 - 4.000                             20         6,306,245        1.29        5.982          356       75.14          639
4.001 - 4.500                             51        15,059,184        3.08        6.117          355       77.52          651
4.501 - 5.000                             93        23,458,263        4.80        6.598          356       76.33          619
5.001 - 5.500                            457       117,810,703       24.10        6.760          357       82.14          617
5.501 - 6.000                            439       123,378,500       25.24        7.145          356       81.11          626
6.001 - 6.500                            117        27,931,179        5.71        7.258          356       76.14          591
6.501 - 7.000                             97        25,151,759        5.15        7.569          357       75.75          577
7.001 - 7.500                             29         8,090,876        1.66        7.752          357       82.30          585
7.501 - 8.000                             54         8,496,462        1.74        9.040          356       77.01          570
8.001 - 8.500                             48         8,502,855        1.74        9.376          355       75.43          551
8.501 - 9.000                             16         2,162,598        0.44        9.932          356       72.84          537
9.001 - 9.500                              6           989,198        0.20       10.225          357       73.76          527
9.501 - 10.000                             5           527,006        0.11       10.576          355       80.58          521
------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,073       488,768,271      100.00        7.122          354       79.40          618
------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000
Maximum: 10.000
Non-Zero Weighted Average: 5.675




10. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                  Pool by
                                                 Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number       Cut-off         Cut-off      Average      Average     Average     Weighted
                                       of           Date            Date        Gross      Remaining    Combined     Average
Range of Minimum                    Mortgage     Principal       Principal    Interest       Term       Original      FICO
Mortgage Rates (%)                   Loans      Balance ($)       Balance     Rate (%)     (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                         628       115,815,204       23.70        7.272          346       78.12          632
<=5.000                                    7         2,732,725        0.56        5.042          316       74.38          672
5.001 - 5.500                             45        16,309,426        3.34        5.361          350       75.39          656
5.501 - 6.000                            144        45,903,656        9.39        5.846          356       77.32          640
6.001 - 6.500                            187        58,004,929       11.87        6.307          356       78.57          628
6.501 - 7.000                            288        82,768,319       16.93        6.828          356       80.58          627
7.001 - 7.500                            220        55,993,125       11.46        7.297          357       81.85          609
7.501 - 8.000                            212        51,561,899       10.55        7.801          356       82.33          600
8.001 - 8.500                            151        31,101,130        6.36        8.281          356       80.14          569
8.501 - 9.000                             81        13,257,308        2.71        8.756          356       81.26          572
9.001 - 9.500                             27         4,140,304        0.85        9.274          356       78.93          546
9.501 - 10.000                            36         5,604,486        1.15        9.801          354       77.18          565
10.001 -10.500                            14         1,972,546        0.40       10.245          356       76.13          529
10.501 - 11.000                           14         1,503,320        0.31       10.760          356       68.58          543
11.001 - 11.500                           11         1,331,435        0.27       11.244          355       67.99          519
11.501 - 12.000                            7           693,537        0.14       11.799          355       66.76          533
12.001 - 12.500                            1            74,921        0.02       12.450          356       51.37          521
------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,073       488,768,271      100.00        7.122          354       79.40          618
------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.600
Maximum: 12.450
Non-Zero Weighted Average: 7.074




11. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                  Pool by
                                                 Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number       Cut-off         Cut-off      Average      Average     Average     Weighted
                                       of           Date            Date        Gross      Remaining    Combined     Average
Range of Maximum                    Mortgage     Principal       Principal    Interest       Term       Original      FICO
Mortgage Rates (%)                   Loans      Balance ($)       Balance     Rate (%)     (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                         628       115,815,204       23.70        7.272          346       78.12          632
<= 12.500                                193        60,515,010       12.38        5.856          353       75.98          633
12.501 - 13.000                          207        60,889,455       12.46        6.376          356       78.18          636
13.001 - 13.500                          197        56,185,712       11.50        6.682          357       80.65          624
13.501 - 14.000                          242        69,405,055       14.20        7.117          356       81.73          624
14.001 - 14.500                          192        48,430,747        9.91        7.571          356       82.04          598
14.501 - 15.000                          169        38,127,665        7.80        7.971          357       82.57          593
15.001 - 15.500                          102        19,405,987        3.97        8.369          357       79.22          568
15.501 - 16.000                           73        11,094,180        2.27        9.217          355       78.56          560
16.001 - 16.500                           28         4,320,943        0.88        9.681          356       78.81          542
16.501 - 17.000                           21         2,276,909        0.47       10.347          356       76.07          566
17.001 - 17.500                           12         1,396,601        0.29       11.193          356       68.32          519
17.501 - 18.000                            7           768,938        0.16       11.622          356       67.84          535
18.001 - 18.500                            1            74,921        0.02       12.450          356       51.37          521
18.501 - 19.000                            1            60,945        0.01       11.850          357       60.40          521
------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,073       488,768,271      100.00        7.122          354       79.40          618
------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 7.000
Maximum: 18.850
Non-Zero Weighted Average: 13.634




12. Initial Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                  Pool by
                                                 Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number       Cut-off         Cut-off      Average      Average     Average     Weighted
                                       of           Date            Date        Gross      Remaining    Combined     Average
                                    Mortgage     Principal       Principal    Interest       Term       Original      FICO
Initial Periodic Cap (%)             Loans      Balance ($)       Balance     Rate (%)     (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                         628       115,815,204       23.70        7.272          346       78.12          632
1.000                                      6           997,008        0.20        6.841          357       78.34          608
1.500                                    760       198,845,492       40.68        6.993          357       80.95          618
2.000                                      1           476,957        0.10        5.750          354       74.42          791
3.000                                    678       172,633,611       35.32        7.175          355       78.49          609
------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,073       488,768,271      100.00        7.122          354       79.40          618
------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 2.194




13. Subsequent Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                  Pool by
                                                 Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number       Cut-off         Cut-off      Average      Average     Average     Weighted
                                       of           Date            Date        Gross      Remaining    Combined     Average
Subsequent                          Mortgage     Principal       Principal    Interest       Term       Original      FICO
Periodic Cap (%)                     Loans      Balance ($)       Balance     Rate (%)     (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                         628       115,815,204       23.70        7.272          346       78.12          632
1.000                                    636       155,507,819       31.82        7.218          356       78.44          607
1.500                                    801       213,982,666       43.78        7.003          357       80.80          617
3.000                                      8         3,462,582        0.71        5.141          296       78.45          728
------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,073       488,768,271      100.00        7.122          354       79.40          618
------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.305




14. Next Rate Adjustment Dates

------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                  Pool by
                                                 Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number       Cut-off         Cut-off      Average      Average     Average     Weighted
                                       of           Date            Date        Gross      Remaining    Combined     Average
Next Rate                           Mortgage     Principal       Principal    Interest       Term       Original      FICO
Adjustment Dates                     Loans      Balance ($)       Balance     Rate (%)     (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                         628       115,815,204       23.70        7.272          346       78.12          632
February 2005                              8         3,462,582        0.71        5.141          296       78.45          728
February 2006                              1           149,004        0.03        7.000          349       80.00          647
May 2006                                   4         1,642,299        0.34        7.035          352       82.07          606
June 2006                                  2           266,322        0.05        6.281          353       75.86          593
July 2006                                 22         5,768,295        1.18        7.219          354       72.09          625
August 2006                               96        23,599,356        4.83        7.753          355       77.06          602
September 2006                           533       143,456,278       29.35        7.086          356       79.39          615
October 2006                             653       159,836,669       32.70        7.049          357       80.91          610
November 2006                              5         1,254,593        0.26        6.862          358       77.87          586
June 2007                                  1            73,110        0.01        8.950          353       69.97          519
July 2007                                  1           476,957        0.10        5.750          354       74.42          791
August 2007                                7         1,828,402        0.37        7.198          355       79.26          636
September 2007                            61        17,135,218        3.51        6.936          356       78.57          625
October 2007                              47        12,904,639        2.64        6.757          357       81.49          630
November 2007                              3         1,039,640        0.21        6.620          358       77.84          629
August 2019                                1            59,705        0.01       11.600          355       65.00          604
------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,073       488,768,271      100.00        7.122          354       79.40          618
------------------------------------------------------------------------------------------------------------------------------




15. Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                  Pool by
                                                 Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number       Cut-off         Cut-off      Average      Average     Average     Weighted
                                       of           Date            Date        Gross      Remaining    Combined     Average
Geographic Distribution             Mortgage     Principal       Principal    Interest       Term       Original      FICO
of Mortgaged Properties              Loans      Balance ($)       Balance     Rate (%)     (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------------
California                               562       185,499,532       37.95        6.738          355       78.35          626
New York                                 136        42,617,597        8.72        7.055          354       78.52          634
Florida                                  147        27,126,392        5.55        7.583          353       80.16          609
Massachusetts                             95        26,343,764        5.39        7.159          355       77.54          610
New Jersey                                81        23,994,737        4.91        7.323          354       79.96          616
Maryland                                  55        14,652,719        3.00        7.306          356       81.19          614
Virginia                                  66        14,569,511        2.98        7.492          349       79.71          605
Pennsylvania                              76        12,232,070        2.50        7.334          352       82.70          601
Illinois                                  56        12,013,453        2.46        7.526          351       81.34          620
Nevada                                    39        11,570,808        2.37        6.908          356       79.92          621
Texas                                     96        10,535,368        2.16        8.084          335       79.38          586
Washington                                39         9,906,392        2.03        6.919          356       81.47          629
Michigan                                  69         9,774,977        2.00        7.799          357       80.13          597
Connecticut                               35         8,086,404        1.65        6.902          356       77.76          614
Arizona                                   41         7,837,435        1.60        7.226          356       84.33          619
Other                                    480        72,007,111       14.73        7.525          353       80.70          610
------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,073       488,768,271      100.00        7.122          354       79.40          618
------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 50




16. Occupancy

------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                  Pool by
                                                 Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number       Cut-off         Cut-off      Average      Average     Average     Weighted
                                       of           Date            Date        Gross      Remaining    Combined     Average
                                    Mortgage     Principal       Principal    Interest       Term       Original      FICO
Occupancy                            Loans      Balance ($)       Balance     Rate (%)     (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------------
Primary                                1,951       467,281,776       95.60        7.097          354       79.41          617
Investment                                59        10,558,619        2.16        7.686          352       80.51          659
Non-Owner Occupied                        52         9,144,332        1.87        7.760          352       77.75          661
Second Home                               11         1,783,544        0.36        7.122          356       79.30          637
------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,073       488,768,271      100.00        7.122          354       79.40          618
------------------------------------------------------------------------------------------------------------------------------




17. Property Type

------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                  Pool by
                                                 Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number       Cut-off         Cut-off      Average      Average     Average     Weighted
                                       of           Date            Date        Gross      Remaining    Combined     Average
                                    Mortgage     Principal       Principal    Interest       Term       Original      FICO
Property Type                        Loans      Balance ($)       Balance     Rate (%)     (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                1,657       380,681,032       77.89        7.115          353       78.92          615
Planned Unit Development                 173        48,863,543       10.00        7.126          355       80.94          614
2-4 Family                               128        33,861,823        6.93        7.182          354       81.25          654
Condo                                    114        25,226,303        5.16        7.133          353       81.15          632
Manufactured Housing                       1           135,569        0.03        8.350          355       85.00          658
------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,073       488,768,271      100.00        7.122          354       79.40          618
------------------------------------------------------------------------------------------------------------------------------




18. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                  Pool by
                                                 Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number       Cut-off         Cut-off      Average      Average     Average     Weighted
                                       of           Date            Date        Gross      Remaining    Combined     Average
                                    Mortgage     Principal       Principal    Interest       Term       Original      FICO
Loan Purpose                         Loans      Balance ($)       Balance     Rate (%)     (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                    1,352       320,021,590       65.48        7.100          353       77.53          607
Purchase                                 573       139,928,854       28.63        7.105          355       83.73          647
Refinance - Rate Term                    148        28,817,827        5.90        7.451          351       79.15          606
------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,073       488,768,271      100.00        7.122          354       79.40          618
------------------------------------------------------------------------------------------------------------------------------




19. Documentation Level

------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                  Pool by
                                                 Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number       Cut-off         Cut-off      Average      Average     Average     Weighted
                                       of           Date            Date        Gross      Remaining    Combined     Average
                                    Mortgage     Principal       Principal    Interest       Term       Original      FICO
Documentation Level                  Loans      Balance ($)       Balance     Rate (%)     (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------------
Full                                   1,239       255,767,899       52.33        7.059          353       79.74          605
Stated Documentation                     744       207,172,364       42.39        7.218          354       78.63          636
Limited                                   90        25,828,008        5.28        6.976          357       82.19          613
------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,073       488,768,271      100.00        7.122          354       79.40          618
------------------------------------------------------------------------------------------------------------------------------



20. Credit Score

------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                  Pool by
                                                 Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number       Cut-off         Cut-off      Average      Average     Average     Weighted
                                       of           Date            Date        Gross      Remaining    Combined     Average
                                    Mortgage     Principal       Principal    Interest       Term       Original      FICO
Credit Score                         Loans      Balance ($)       Balance     Rate (%)     (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------------
NA                                         1           106,207        0.02        9.950          356       95.00            0
500 - 524                                134        23,869,233        4.88        8.476          353       71.72          513
525 - 549                                227        42,959,241        8.79        7.996          355       75.47          537
550 - 574                                237        47,925,714        9.81        7.617          354       76.79          562
575 - 599                                263        58,667,003       12.00        7.177          354       78.39          587
600 - 624                                413       101,586,372       20.78        6.895          355       80.66          612
625 - 649                                292        75,241,217       15.39        6.849          353       81.01          637
650 - 674                                221        57,967,962       11.86        6.927          351       82.19          661
675 - 699                                128        36,984,489        7.57        6.595          355       80.09          686
700 - 724                                 74        20,941,554        4.28        6.616          354       82.17          711
725 - 749                                 49        13,412,120        2.74        6.654          350       81.35          732
750 - 774                                 21         5,814,046        1.19        6.571          348       82.71          761
775 - 799                                 12         3,223,159        0.66        6.300          349       77.43          786
800 +                                      1            69,954        0.01        7.550          357       90.00          802
------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,073       488,768,271      100.00        7.122          354       79.40          618
------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 802
Non-Zero Weighted Average: 618




21. Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                  Pool by
                                                 Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number       Cut-off         Cut-off      Average      Average     Average     Weighted
                                       of           Date            Date        Gross      Remaining    Combined     Average
                                    Mortgage     Principal       Principal    Interest       Term       Original      FICO
Prepayment Penalty Term              Loans      Balance ($)       Balance     Rate (%)     (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------------
0                                        431       104,056,000       21.29        7.360          351       79.80          623
6                                          1            85,291        0.02        8.500          356       89.06          537
12                                        93        27,539,888        5.63        6.998          352       76.05          642
24                                       998       249,851,283       51.12        7.052          356       79.93          609
36                                       447        93,701,272       19.17        7.002          350       77.90          632
42                                         1            90,200        0.02        9.000          356       80.00          507
48                                         2           280,681        0.06        7.810          356       85.00          566
60                                       100        13,163,657        2.69        7.645          351       83.72          617
------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,073       488,768,271      100.00        7.122          354       79.40          618
------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 6
Maximum: 60
Non-Zero Weighted Average: 27




22. Lien Position

------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                  Pool by
                                                 Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number       Cut-off         Cut-off      Average      Average     Average     Weighted
                                       of           Date            Date        Gross      Remaining    Combined     Average
Lien                                Mortgage     Principal       Principal    Interest       Term       Original      FICO
Position                             Loans      Balance ($)       Balance     Rate (%)     (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------------
1st Lien                               2,037       485,768,152       99.39        7.101          354       79.32          618
2nd Lien                                  36         3,000,119        0.61       10.461          349       91.83          631
------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,073       488,768,271      100.00        7.122          354       79.40          618
------------------------------------------------------------------------------------------------------------------------------




23. Interest Only Term

------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                  Pool by
                                                 Aggregate       Aggregate    Weighted     Weighted     Weighted
                                     Number       Cut-off         Cut-off      Average      Average     Average     Weighted
                                       of           Date            Date        Gross      Remaining    Combined     Average
                                    Mortgage     Principal       Principal    Interest       Term       Original      FICO
Interest Only Term                   Loans      Balance ($)       Balance     Rate (%)     (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------------
0                                      1,894       424,642,460       86.88        7.205          354       79.20          614
24                                        83        32,512,181        6.65        6.693          356       80.98          652
36                                         6         2,471,798        0.51        6.798          356       72.65          656
60                                        82        25,679,250        5.25        6.596          356       81.49          635
120                                        8         3,462,582        0.71        5.141          296       78.45          728
------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,073       488,768,271      100.00        7.122          354       79.40          618
------------------------------------------------------------------------------------------------------------------------------





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